UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454

Pacific Capital Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, OH 43219

(Address of principal executive offices) (Zip code)

Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/08

Item 1.	Reports to Stockholders.

PACIFIC CAPITAL
FUNDS

Annual Report

As of July 31, 2008

MUTUAL FUNDS: ARE NOT FDIC INSURED ◆ HAVE NO BANK GUARANTEE ◆ MAY LOSE VALUE

Table of Contents

Letter to Shareholders

Fund Performance Review

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Tax Information

Trustees and Officers

Board Determinations

Expense Examples

Proxy Voting and Portfolio Holdings Information

Letter to Shareholders

Dear Shareholders:

Thank you for investing with Pacific Capital Funds. We value the trust you place in us, and we seek to provide world-class investment management to help you meet your financial goals.

Pacific Capital Funds draw upon the investment expertise of the Asset Management Group of Bank of Hawaii (AMG), which has approximately $5 billion in mutual fund assets under management. AMG has partnered with a select list of sub-advisors to provide Pacific Capital Funds’ shareholders with greater investment opportunities, broader diversification and access to an elite group of institutional money managers:

•

Chicago Equity Partners, LLC, which specializes in domestic equity markets, serves as Sub-Adviser to the Pacific Capital Mid-Cap Fund, Pacific Capital Growth Stock Fund, Pacific Capital Growth and Income Fund and Pacific Capital Value Fund.

•	First State Investments International, Limited, a specialist in single-country, regional and sector-specific investments, serves as Sub-Adviser to the Pacific Capital New Asia Growth Fund.

•	Hansberger Global Investors, Inc., a specialist in international equity investments, serves as Sub-Adviser to the Pacific Capital International Stock Fund.

•

Nicholas-Applegate Capital Management, which specializes in global, international and domestic equity and special strategy management acts as one of three Sub-Advisers to the Pacific Capital Small Cap Fund, managing the U.S. Systematic Small Cap Core portion of the portfolio.

•

Wellington Management Company, LLP, one of the largest independent investment management firms in the world with more than $550 billion in assets, also serves as a Sub-Adviser to the Pacific Capital Small Cap Fund, managing the Small Cap Growth portion of the portfolio.

•	Mellon Capital Management Corporation, with more than $200 billion in assets, manages the Small Cap Value portion of the portfolio as the third Sub-Adviser for the Pacific Capital Small Cap Fund.

Annual Review

The 12 months between August 2007 and July 2008 were difficult for the economy, as a number of headwinds led to a pronounced slowdown in U.S. economic growth. Gross domestic product expanded at a 4.8% rate during the third calendar quarter of 2007, but contracted slightly during 2007’s fourth quarter and remained sluggish in the early months of 2008.

Troubles in the credit markets contributed to economic weakness. Overextended homebuyers increasingly defaulted on mortgages, which in turn led to defaults on mortgage-backed bonds. Many leading financial institutions were forced to write down billions of dollars in investment losses as a result. Investors and policymakers, worried that some financial institutions may not be able to meet their obligations, became concerned about the stability of the financial system. Meanwhile, lenders became highly cautious about extending credit, and a credit and liquidity crunch resulted.

The Federal Reserve acted aggressively to restore liquidity and shore up the financial system. The Fed reduced its target short-term interest rate from 5.25% to 2.00% in order to make cash more readily available. It also extended credit to a wider range of financial institutions than it had in the past, orchestrated a buyout of troubled investment bank Bear Stearns, and acted to solidify investors’ confidence in faltering Government-Sponsored Enterprises Fannie Mae and Freddie Mac.

The housing market remained in a deep slump throughout this period. Falling home values reduced consumers’ purchasing power by diminishing their borrowing capacity and depressed parts of the economy related to housing. Meanwhile, prices on energy, food and other commodities shot higher through early July as demand outstripped supply. Consumers, squeezed by higher prices, lower home values and a weakening job market, cut back their spending, which accounts for two-thirds of U.S. economic activity, and thus weighed heavily on growth.

Not all economic news was negative during the fiscal year. A weakening dollar led to a surge in exports, as U.S. companies’ goods and services became more competitive abroad. Government stimulus checks, which Americans received beginning in May, provided a temporary boost to consumer spending. Those two factors helped propel GDP to 3.3% growth during the second quarter of 2008, according to preliminary figures.

Stocks enter bear territory

Investors’ worries about the economic slowdown and problems in the financial system caused the S&P 500 index to decline 11.09% for this 12-month period. Small-cap stocks as measured by the Russell 2000 fell 6.71%, while the MSCI EAFE Index of 21 developed foreign stock markets lost 14.58%.

During the early part of the period, through early October 2007, stocks climbed. Many investors believed the economy could escape the housing slowdown without serious harm, and were encouraged by strong profits from non-financial corporations. Declining oil prices during this early part of the period also boosted the stock market.

Stocks subsequently fell steadily, however, as the sub-prime mortgage crisis and the resulting credit crunch unfolded, commodity prices skyrocketed, the housing recession deepened and the job market weakened. The S&P 500 lost more than 20% of its value between its peak on October 9 and its low point on July 15, meeting the technical definition for a bear market.

Financial stocks led the decline. The financial sector in aggregate lost nearly a third of its value during the 12-month period, as investors, worried about large write-downs and the credit market’s troubles, fled financial stocks. Telecommunications, industrial and consumer discretionary stocks also performed poorly. Investors favored the defensive nature of consumer staples stocks, helping that sector lead the market for the period. Meanwhile, high commodity prices buoyed energy and materials stocks.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.

Letter to Shareholders (cont.)

With regard to style, growth stocks generally outperformed value stocks. Financial stocks comprise a much larger portion of value indices than growth indices, so their losses dragged down value’s performance. The Russell 3000 Growth Index, which measures the returns of large, medium-sized and small growth-oriented stocks, lost 6.11% for the period, while its value counterpart fell 14.75%.

Small and large stocks traded market leadership multiple times during this period, as investors tried to gauge the effects of swirling market conditions on various types of companies. Large-cap stocks produced superior returns for much of the period, as investors favored shares of firms with exposure overseas and the ability to self-finance growth. Small stocks overtook their larger counterparts late in the fiscal year, however.

Foreign stocks surged early in the period, led by strong returns from emerging markets in Latin America and Asia, and then declined significantly for the rest of the fiscal year. Signs that the U.S. economic slowdown could spread to overseas markets caused investors to flee foreign stocks, as did a general aversion to risk.

Bond investors favor quality over all else

Concerns about the financial system and the economic outlook caused fixed-income investors to pile into the highest-quality bonds. The bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index, gained 6.15% during the 12 months under review— but that healthy overall return masked the degree of turmoil and volatility in the fixed-income markets.

Treasury bonds rallied throughout the period, as investors sought a safe haven. Treasury Inflation Protected Securities, which provide shelter from both credit risk and inflation risk, performed especially well. Prices on existing Treasury securities rose substantially, while yields, which move in the opposite direction of bond prices, declined considerably.

Short-term government securities experienced the greatest yield declines, pushed down by reductions in the Fed Funds target rate as well as investors’ desire for liquidity. Indeed, investor concerns about safety and liquidity caused demand for Treasury bills to reach a fever pitch at times.

In other sectors of the bond market, higher-quality sectors outperformed lower-quality sectors across the board. Agency issues outperformed high-quality corporate bonds, and high-quality corporates outperformed high-yield bonds.

Our perspective

We view the current environment with a great deal of caution, as we are concerned about both inflation and economic growth. We have focused on maintaining appropriate asset allocations for a slower economy, while emphasizing high quality in both equities and fixed-income securities.

We would like to take this opportunity to remind investors of the importance of diversification. Proper diversification for your financial goals can help you manage difficult periods in the markets, without sacrificing the growth potential you need to reach long-term objectives.

Thank you for your confidence in Pacific Capital Funds. If you have any questions or would like a Fund prospectus, we encourage you to contact your registered investment professional, call Pacific Capital Funds at (800) 258-9232 or visit our website at www.pacificcapitalfunds.com.

Sincerely,

Tobias M. Martyn
Senior Executive Vice President & Chief Investment Officer
Asset Management Group of Bank of Hawaii

The foregoing information and opinions and following management discussions and analysis are for general information only. The Asset Management Group of Bank of Hawaii does not guarantee the accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering of individual or personalized investment advice.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.

*	For additional information regarding Fund performance, please refer to the Funds’ commentary section.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-258-9232.

Pacific Capital New Asia Growth Fund

Investment Style

Regional, multi-cap, growth

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies located in Asia’s developing regions, excluding Japan. Investments are not limited to any particular size or sector.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Invest for absolute versus relative return

•	Look outside benchmark representation for fresh opportunities

•	Identify sensibly priced, high-quality companies that exhibit long-term growth potential

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by First State Investments International Limited (since June 29, 2006)

•	First State Investments is part of Colonial First State Global Asset Management (CFS GAM), the consolidated asset management business of the Commonwealth Bank of Australia (CBA)

•	CFS GAM’S combined investment businesses manage approximately US$148 billion globally

•	CFS GAM has offices in London, Edinburgh, Sydney, Hong Kong, Singapore and Jakarta

•	Specialist in single country, regional, global and sector specific investments

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund returned -5.38% (Class A Shares without sales charge), outperforming its benchmark, the MSCI® AC Far East Free Index1 (excluding Japan), which returned -12.45%.

What were the major factors in the market that influenced the Fund’s performance?

The MSCI® AC Far East Free Index (excluding Japan) underperformed global indices for the year ended July 31, 2008. The MSCI World Index returned -10.38% and the MSCI Emerging Markets Index returned -4.09% in U.S. dollar terms.

Asian markets were weak on concerns about rising inflationary pressures, driven by the oil price which hit new highs above $140 per barrel. Inflation data in the region was higher than expected and concerns emerged about the prospect of stagflation.

At a sector level Energy, Consumer Staples, Telecom Services and Utilities outperformed the MSCI Far East ex-Japan Index. Energy continued to rise in line with the price of oil while the other sectors benefited as investors moved into more defensive stocks. The cyclical Industrials sector underperformed and Information Technology lagged on poor demand and a weak outlook.

What helped the Fund’s performance?

Positions in Taiwan outperformed the MSCI Far East ex-Japan Index, in particular Uni-President Enterprises (Consumer Staples) and Chunghwa Telecom (Telecom Services) as investors anticipated that a presidential election victory by the KMT would be positive for relations with Mainland China and thus economic growth in Taiwan.†

Several positions in China also performed strongly during the period including Energy company CNOOC, which rallied as the price of oil reached record highs. China Telecom also outperformed as it benefited from the restructuring of the Chinese telecom industry and was expected to gain market share from China Mobile.†

What hurt the Fund’s performance?

On the negative side Lihir Gold (Australia: Materials) declined as the price of gold fell on profit taking and China Resources Enterprise (China: Consumer Discretionary) underperfomed the MSCI Far East ex-Japan Index on concerns over slowing beer consumption in China and loss of market share for its livestock distribution business in Hong Kong. Shinsegae (South Korea: Consumer Staples) lagged on worries about a slow down in the South Korean economy.†

In the Information Technology sector Delta Electronics (Taiwan) and Samsung Electronics (South Korea) both underperformed as demand continued to disappoint.†

What major changes have occurred in the portfolio during the period covered by this report?

Over the year we continued to increase our exposure to companies in the Telecom Services sector, purchasing Chunghwa Telecom (Taiwan), a strong stable integrated telecoms franchise with a growing dividend yield, and Singapore Telecom, which is growing earnings from its investments in emerging market telecom companies and has strong cash generation from Australia and Singapore.†

Elsewhere we purchased Lihir Gold (Australia: Materials) which we believe should benefit from the potential long-term rise in the price of gold, Yuhan Corporation (South Korea: Health Care), a leading pharmaceutical company conservatively run with a strong track record, and Taiwanese Information Technology company Mediatek which was attractively valued due to poor sentiment towards

Past performance does not guarantee future results.

[1]

The Morgan Stanley Capital International (MSCI®) All Country (AC) Far East Free Index (excluding Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

technology stocks. We also bought Hong Kong utilities group CLP which we believe offers relatively predictable earnings in a difficult environment and President Chain Store (Taiwan: Consumer Staples) because of its attractive growth profile and the positive outlook following its recent award of Shanghai’s 7-11 franchise.†

We sold Sembcorp Industries (Singapore: Industrials) due to worries on whether the company can execute its growth strategy successfully. We also sold financial stocks Shinhan Financial (South Korea), Standard Chartered (UK) and Cathay Financial (Taiwan) as part of our strategy to reduce exposure to the sector.†

We took profits in China Shenhua (China: Energy) and Kingboard Chemicals (Hong Kong: Information Technology), and sold Hon Hai Precision (Taiwan: Information Technology) on valuation concerns.†

What is your outlook for the Fund?

We remain defensively positioned and are maintaining a strong focus on sustainable cash flows as well as long-term growth prospects.

We are beginning to see some evidence of a slowdown in growth in the region. Although earnings reports remain in line with expectations we anticipate some negative surprises as the year progresses.

Although the current economic outlook remains unclear, we believe the current problems in the credit markets may have a significant impact on the underlying global economy. We remain cautious in the short-term, as we are concerned about the potential for stagflation. However, we believe that careful stock selection in the region could provide positive long-term returns.

Past performance does not guarantee future results.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

Country Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-10.34%	14.62%	19.41%	14.14%
Class B Shares**	-9.28%	15.03%	19.70%	14.12%
Class C Shares**	-6.87%	15.80%	19.82%	13.96%
Class Y Shares	-5.14%	16.97%	20.99%	15.04%
MSCI® AC Far East Free Index (excluding Japan)	-12.45%	16.39%	20.42%	13.78%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.77%	2.37%	2.37%	1.37%
With Contractual Waivers	1.62%	2.37%	2.37%	1.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital New Asia Growth Fund is measured against the MSCI® AC Far East Free ex Japan Index, which is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. First State Investments International Limited is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital International Stock Fund

Investment Style

International, multi-cap, blend

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies domiciled outside the United States. Investments are not limited to any particular type or size of company or to any region of the world, including emerging markets countries.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Style neutral growth and value discipline

•	Disciplined bottom-up stock selection

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Hansberger Global Investors, Inc. (since June 1, 2004)

•	Headquartered in Ft. Lauderdale, Florida, with satellite offices in Hong Kong, Moscow, Toronto and Mumbai

•	22 investment professionals, 14 nationalities

•	$8 billion in assets under management, includes $1.5 billion in Advised Managed Accounts of other firms based on HGI models

•

HGI is an affiliated investment manager of Natixis Global Asset Management (“Natixis”). Natixis has an ownership position of 86%; HGI management and employees own the remaining 14% (both on a fully-diluted basis).

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund outperformed its benchmark, the MSCI® ACWI ex US Index1. The Fund (Class A shares without sales charge) returned -9.03%, while the MSCI® ACWI ex US Index returned -9.30%.

What were the major factors in the market that influenced the Fund’s performance?

Japanese holdings were down 13.4% while the MSCI Japan Index was down 14.8%. Positions in Sumitomo Trust (down 22.3%) and Nitto Denko (down 30.2%) had the largest negative impact on performance.†

European holdings performed better than the MSCI Europe Index, -7.2% to -11.5%.†

Swiss holdings were down 1.6% while the MSCI Switzerland Index was down 6.1%. The Fund benefitted from an average 3.2% overweighting to this market. The Fund’s investment in Roche Holdings had the largest positive impact with an 11.8% return.†

German stocks held by the Fund declined less than the MSCI Germany Index, -2.7% to -2.96%. The Fund’s position in SAP had the largest positive impact with a 16.9% return during the period.†

Holding a different basket of currencies than the MSCI ACWI ex US Index had a positive net effect on the relative return. A 2.2% average overweighting to the Brazilian Real had the largest impact on relative return.†

Cash Reserves, averaging 1.0% of assets, had a small positive net impact.

What major changes have occurred in the portfolio during the period covered by this report?

Change in absolute weights: On an absolute basis, the largest change in the regional weights was a 0.9% decrease to Europe.†

From a sector perspective, the Fund’s largest absolute weighting change was a 1.1% increase to Health Care.†

Change in benchmark-relative weights: Relative to the benchmark, the Fund’s Japanese weight decreased by 1.4% while the Emerging Markets weight increased by 1.0%.†

From a sector perspective, the Materials weight decreased by 1.4% while Industrials increased by 1.1%.†

What is your outlook for the Fund?

As expectations for global economic growth were revised downward for 2008, there may be some negative earnings revisions in the coming quarters. We believe, however, that these expectations may already be reflected in current stock prices. We anticipate that the fallout of the credit crisis, rising inflation, and slower economic growth in some regions may create challenges for equity investors.

Our investment process focuses on stock selection. In keeping with our long time horizon, we put a great deal of effort into researching individual companies: learning as much as possible about each company’s management, policies, challenges, markets, and competition. We believe our diligence leads us to invest in companies which create their own opportunities or that could enjoy improving fundamentals even during this volatile economic period. We believe this process may reward our investors over time.

Past performance does not guarantee future results.

[1]

The Morgan Stanley Capital International (MSCI®) All Country World (ACWI) ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets outside the U.S. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital International Stock Fund (cont.)

Country Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	Since Inception (12/2/98)
Class A Shares*	-13.79%	9.91%	13.04%	4.58%
Class B Shares**	-13.12%	10.21%	13.28%	4.56%
Class C Shares**	-10.50%	11.05%	13.39%	4.43%
Class Y Shares	-8.80%	12.16%	14.54%	5.47%
MSCI® ACWI ex US Index	-9.30%	13.38%	17.93%	7.74	%***

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.60%	2.20%	2.20%	1.20%
With Contractual Waivers	1.45%	2.20%	2.20%	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

***	Return for the period 11/30/98 to 7/31/08.

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital International Stock Fund’s inception date was December 2, 1998. The Class A, Class B and Class C Shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for Class A and Class B Shares for any period prior to the inception date of the share class is based on the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees charged by the Class A and Class B Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the MSCI® ACWI ex US Index, an unmanaged index which is designed to measure equity market performance in the global developed and emerging markets outside the U.S. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Hansberger Global Investors, Inc. is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Small Cap Fund

Investment Style

Domestic, small-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of small-capitalization companies.

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and experience a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

Nicholas-Applegate Capital Management

•	Systematic small cap strategy: Emphasizes a quantitative stock-selection approach to identify companies with sustainable growth characteristics and timely market recognition

Wellington Management Company, LLP

•	Small cap growth intersection strategy: Combines fundamental research with quantitative valuation techniques in a disciplined framework to assess investment attractiveness

Mellon Capital Management Corporation

•

Small cap value strategy: Utilizes a disciplined process that combines computer modeling techniques, fundamental analysis, and risk management to select stocks which Mellon Capital Management Corporation believes are undervalued

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund returned -11.86% (Class A Shares without sales charge), underperforming the Fund’s benchmark, the Russell 2000® Index1, which returned -6.71%.

What were the major factors in the market that influenced the Fund’s performance?

During the fiscal year, large caps (represented by the S&P 500) returned -11.09%, underperforming small caps (represented by the Russell 2000®) which returned -6.71%. Within the small cap universe, growth outperformed value (the Russell 2000® Value Index2 returned -9.95% versus a -3.76% return for the Russell 2000® Growth Index3). Within the Russell 2000® Growth Index, Energy and Utilities were the strongest performers, while Telecommunication Services, Consumer Discretionary, and Information Technology lagged.

During the past twelve months, volatility has persisted as significant consumer headwinds, continued pressure on corporate profits, lingering credit market distress, and investor perception that the central banks of the world must now combat inflation at the expense of growth, weighed on global markets. Momentum trends generally continued within the equity markets, as the Energy sector maintained its strong leadership on the further run-up in commodity prices. Within the United States, tax rebate checks will probably boost domestic spending temporarily, but have not provided significant relief to the consumer from higher energy, food, and debt costs, and eroding home values.

The Fund’s underperformance was primarily due to weak stock selection within the Financials, Industrials, and Health Care sectors of the market. To a limited extent, these weak sectors were counteracted by relative strength in Materials, Telecomm Services, Consumer Staples, and Consumer Discretionary.†

What major changes have occurred in the portfolio during the period covered by the report?

Since June 2006, the Fund has employed a “multi-manager” approach whereby portions of the Fund’s assets are allocated among three different investment sub-advisers: small cap value strategy managed by Mellon Capital Management (“MCM”), systematic small cap core strategy managed by Nicholas-Applegate Capital Management (“NACM”), and small cap growth strategy managed by Wellington Management Company (“WMC”). Each sub-adviser utilizes distinct investment styles intended to complement one another, applying its own methodology for selecting investments.

MCM - Small Cap Value

There have been no major changes in this portion of the portfolio during the period. The portfolio remains diversified across many industry groups. Given the continued volatility in the financial markets, a strategy emphasizing strong fundamentals and sector diversification has served clients well over the long run.†

NACM - Systematic Small Cap

All buys and sells in this portion of the portfolio are driven by NACM’s quantitative stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings. During the period, there were minor changes in sector weights in this sleeve of the portfolio relative to the benchmark

Past performance does not guarantee future results.

[1]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in an index.

[2]

The Russell 2000® Value Index is comprised of the securities in the Russell 2000® Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Investors cannot invest directly in an index.

[3]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Nicholas-Applegate Capital Management (since January 31, 2001)

•	Founded in 1984, Nicholas-Applegate is a diversified global investment firm with more than twenty years of experience delivering value to clients

•	Nicholas-Applegate offers a broad array of investment solutions built on a consistent investment philosophy

•	Income & Growth

•	Systematic Equity

•	Traditional Global, U.S. and non-U.S.

•	$13.2 billion in assets under management

Sub-Advised by Wellington Management Company, LLP (since June 14, 2006)

•	Tracing its roots to 1928, Wellington Management is one of the largest independent investment management firms in the world

•	Serves as investment manager for clients in over 40 countries

•	$550 billion in assets under management

Sub-Advised by Mellon Capital Management Corporation (since January 1, 2008)

•	Founded in 1983, Mellon Capital is headquartered in San Francisco with offices in Pittsburgh, Philadelphia, Boston and Jersey City.

•	Specializes in domestic and global asset allocation strategies, active and passive equity and fixed income strategies, alternative investments, currency strategies, and overlay strategies

•

Over $204.2 billion in assets under management (including $25.9 billion in overlay assets) driven by stock selection model. Sector weightings in Industrials and Materials were increased, while the weighting in Consumer Staples was reduced.†

•

Mellon Equity Associates, L.L.P. has managed a small cap portfolio on behalf of the Pacific Capital Small Cap Fund since June 26, 2007. As of January 1, 2008, Mellon Equity merged with its sister subsidiary Mellon Capital Management.

WMC- Small Cap Growth Intersection

Changes in this portion of the portfolio are driven by bottom-up fundamental and quantitative research rather than sector-level, top-down views. During the 12-month period, the largest new purchases in this portion of the portfolio included Owens & Minor, a distributor of medical and surgical supplies to the acute-care market, WMS Industries, a global provider of gaming products to the legalized gaming industry, and Frontier Oil, a crude oil refiner and wholesale marketer of refined petroleum products. Our largest eliminations included Golden Telecom, a Russia-based telecommunication and internet provider which was acquired during the period, and apparel manufacturer, J. Crew Group.†

What is your outlook for the Fund?

Looking forward, the global economy is expected to slow materially in coming quarters. As surging oil and agricultural prices are boosting inflation rates globally, central banks have become increasingly determined to fight inflation at the expense of economic growth. These negative shocks have come on top of existing concerns about the state of the U.S. economy and the health of the global financial system. In the U.S., the Federal Reserve Bank can find solace in the fact that, thus far, longer-run inflationary expectations are still well anchored. As such, we believe inflation in the U.S. is likely to peak in coming months and should be held back in 2009 by the expected cyclical weakness.

Longer-term, company fundamentals drive stock prices, and we are maintaining our discipline and focus on fundamentals. The sub-advisers will continue to employ a combination of fundamental and quantitative research to identify the most attractive stocks, while maintaining appropriate risk controls relative to the benchmark. Over the long-run, security selection will drive the Fund’s results, and we believe the Fund is well positioned to capitalize on the changing market environment.†

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

Sector Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	-16.48%	-0.79%	9.78%	11.79%
Class B Shares**	-15.36%	-0.46%	10.00%	11.70%
Class C Shares**	-13.26%	0.25%	10.12%	11.56%
Class Y Shares	-11.64%	1.26%	11.23%	12.66%
Russell 2000® Index	-6.71%	2.92%	9.75%	7.68%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.83%	2.43%	2.43%	1.43%
With Contractual Waivers	1.68%	2.43%	2.43%	1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Small Cap Fund’s inception date was December 3, 1998. The Class A, Class B and Class C Shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for Class A and Class B Shares for any period prior to the inception date of the share class is based on the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees charged by Class A and Class B Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000® Index, an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index (The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Nicholas-Applegate Capital Management,Wellington Management Company, LLP and Mellon Capital Management Corporation are each sub-advisers for a portion of the Fund’s assets and are paid a fee for their services.

Pacific Capital Mid-Cap Fund

Investment Style

Domestic, mid-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of mid-capitalization companies the sub-adviser believes are reasonably priced, fundamentally strong and exhibit better growth expectations relative to peers.

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since October 10, 2006)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 19 years experience

•	$9.3 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund underperformed its benchmark, the S&P MidCap 400 Index1. The Fund produced a total return of -13.60% (Class A Shares without sales charge), compared to the S&P MidCap 400 Index which returned -4.96% for the same period.

What were the major factors in the market that influenced the Fund’s performance?

The day-to-day turbulence experienced in the latter half of 2007 and the first quarter of 2008 subsided during the second quarter, while recession and inflation fears took hold of the worldwide economy. Gross Domestic Product2 (GDP) growth for the first quarter of 2008 was finalized at 0.9%, up from the fourth quarter 2007 reading of -0.2%. With the advent of stimulus checks in late April, retail sales spiked in May. This is expected to be a temporary elevation and is unlikely to stop another quarter of below-trend growth. The Index of Leading Economic Indicators, an amalgamation of 10 individual financial and economic variables, continued to fall and has not recorded a positive monthly reading since July 2007. Unemployment spiked to 5.5% in May, where it remained in June. This is the highest level since mid-2004, and is expected to continue to rise over the remainder of the year. Consumer confidence plunged to a five-year low, which is nearly half its July 2006 level. Rising food and energy costs continued to hit consumers hard, eroding the value of wage increases. Oil closed the second quarter at $140 per barrel, up approximately 50% in 2008 and the national average for a gallon of gasoline topped $4. The U.S. housing market continued to sag with year-over-year price depreciation of over 8.5% on existing homes, according to the S&P/Case-Schiller Home Price index.3 Housing starts hit their lowest levels since the recession of 1991.

Over the long term, our proprietary quantitative model shows strong discrimination between the lowest and highest rated stocks. The stocks in the highest deciles have an “intersection” of the following qualities:

•	They are trading at a reasonable price versus peer companies;

•	They are growing at a faster rate;

•	They have strong balance sheets and have a higher quality aspect to them; and

•	They are responsible with their capital.

An intersection of these factor groups was heavily punished during the second half of 2007 and the beginning of 2008. Stocks that had a combination of lower valuations, sustainable earnings growth and higher quality financials underperformed the S&P MidCap 400 Index in this market environment. The Fund held a majority of its weight in these types of stocks. The best performing combination of factors were stocks with high growth expectations, expensive valuations, and lower quality balance sheets. The Mid-Cap Fund holds none of its weight in these stocks. We believe that over the long term, portfolios with these characteristics do not outperform the market. We continue to stick with our discipline of buying companies with improving expectations, high quality balance sheets and reasonable valuations. Over the last several months, we have seen an improvement in our model’s discrimination between the highest ranked stocks and lowest ranked stocks, and have experienced a significant improvement in performance.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has delivered competitive returns. We have analyzed the current underperformance and firmly expect a reversion to characteristics that have worked in the past. In past periods of underperformance, we have “bounced back” as the cycle returned to reward our investment style.

Pacific Capital Mid-Cap Fund (cont.)

What is your outlook for the Fund?

We believe dislocations in the markets tend to create opportunity for our alpha4 model to outperform. We believe patient investors could be rewarded as these dislocations revert. Our stock selection model is dynamic and we have adjusted the portfolio to have greater exposures to quality and momentum, while maintaining the value factor exposure. In recessionary environments, we believe the following trends occur:

•	momentum tends to do well as a leading indicator for future performance;

•	quality also does well as investors believe companies with strong balance sheets will outperform their weaker peers;

•	value tends to underperform as investors prefer to own companies with the most favorable outlooks.

Our portfolio is positioned to have a broad exposure to the various factor groups with a tilt toward momentum and quality, while maintaining a value exposure. We believe the cheaper stocks in the universe should begin to see more positive returns when the market believes the economy has hit an inflection point. Going forward, we anticipate that reasonably priced stocks should not detract from performance like they did in the second half of 2007. We believe the portfolio is positioned to do well as our strongest performance tends to follow periods of underperformance.†

Past performance does not guarantee future results.

[1]	The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium capitalization stocks. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

[3]	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.

[4]

Alpha is a measure of risk, used for a mutual fund with regards to its relation to the market. A positive alpha is the extra return awarded to the investor for taking a risk instead of accepting the market return.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Mid-Cap Fund (cont.)

Sector Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	Since Inception (12/30/03)
Class A Shares*	-18.11%	-1.24%	4.69%
Class C Shares**	-14.99%	-0.18%	5.22%
Class Y Shares	-13.36%	0.81%	6.18%
S&P MidCap 400 Index	-4.96%	4.98%	8.67%

Expense Ratios	Class A	Class C	Class Y
Gross	1.60%	2.20%	1.20%
With Contractual Waivers	1.45%	2.20%	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Mid-Cap Fund’s inception date was December 30, 2003. The Class C Shares were not in existence prior to April 30, 2004. Performance information for the Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees charged to Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Mid-Cap Fund is measured against the S&P MidCap 400 Index, an unmanaged market capitalization-weighted index of 400 medium capitalization stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Growth Stock Fund

Investment Style

Domestic, large-cap, growth

Investment Objective

Long-term capital appreciation and dividend income by investing in a diversified portfolio of large-capitalization companies whose earnings are expected to grow faster than the average of other companies in their industries.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 19 years experience

•	$9.3 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund produced a -7.20% total return (Class A Shares without sales charge), underperforming its benchmark, the S&P 500/Citigroup Growth Index1 which returned -6.29%.

What were the major factors in the market that influenced the Fund’s performance?

The day-to-day turbulence experienced in the latter half of 2007 and the first quarter of 2008 subsided during the second quarter, while recession and inflation fears took hold of the worldwide economy. Gross Domestic Product2 growth for the first quarter of 2008 was finalized at 0.9%, up from the fourth quarter 2007 reading of -0.2%. With the advent of stimulus checks in late April, retail sales spiked in May. This is expected to be a temporary elevation and is unlikely to stop another quarter of below-trend growth. The Index of Leading Economic Indicators, an amalgamation of 10 individual financial and economic variables, continued to fall and has not recorded a positive monthly reading since July 2007. Unemployment spiked to 5.5% in May, where it remained in June. This is the highest level since mid-2004, and is expected to continue to rise over the remainder of the year. Consumer confidence plunged to a five-year low, which is nearly half its July 2006 level. Rising food and energy costs continued to hit consumers hard, eroding the value of wage increases. Oil closed the second quarter at $140 per barrel, up approximately 50% in 2008 and the national average for a gallon of gasoline topped $4. The U.S. housing market continued to sag with year-over-year price depreciation of over 8.5% on existing homes, according to the S&P/Case-Schiller Home Price Index.3 Housing starts hit their lowest levels since the recession of 1991.

During the trailing end of 2007 and the beginning of 2008, stocks that had a combination of lower valuations, sustainable earnings growth and higher quality financials underperformed the S&P 500/Citigroup Growth Index in this market environment. The Fund held a majority of its weight in these types of stocks, which was the primary factor that influenced the Fund’s performance. However, as concerns continued to mount regarding the growth of the economy, investors began to focus on companies that exhibited strong long-term investment fundamentals. Our long standing approach of selecting companies with favorable earnings outlooks, reasonable valuations, high quality financials and strong growth characteristics performed well during this time. The model’s performance was strong during the first quarter of 2008 led by our momentum factor. This factor favors stocks with good prospects for future earnings and strong price performance. The quality factor continued to add value as we expected in this difficult economy. This factor favors companies with good capital discipline and balance sheet quality. Value factors continued to lag as cheap companies have written down book value and cut earnings projections. The strength in the combination of factors in our model led to good discrimination between the highest rated names and the lowest rated stocks. Over 70% of the weight of the portfolio is in the top two ranked quintiles. Our overall relative performance benefited both from the stocks that we owned, as well as avoiding many lower quality names.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has historically helped the Fund to deliver competitive returns.

What is your outlook for the Fund?

The economy continues to slow and market volatility is up as uncertainty has risen. During periods of high uncertainty, we believe our portfolio should outperform the S&P 500/Citigroup Growth Index. Going forward, we believe that reasonably priced stocks should not detract from performance like they did in the second half of 2007. Dislocations in the markets tend to create opportunity for our alpha4 model to outperform. We believe patient investors will be rewarded as these dislocations revert.

Past performance does not guarantee future results.

[1]

The S&P 500/Citigroup Growth Index measures the performance of all stocks in the S&P 500 Index (the 500 largest U.S. companies based on total market capitalization) that are classified as growth stocks. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

[3]	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.

[4]

Alpha is a measure of risk, used for a mutual fund with regards to its relation to the market. A positive alpha is the extra return awarded to the investor for taking a risk instead of accepting the market return.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth Stock Fund (cont.)

Sector Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmarks. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-12.09%	-1.12%	2.00%	-0.23%
Class B Shares**	-11.62%	-1.12%	2.15%	-0.28%
Class C Shares**	-8.87%	-0.12%	2.33%	-0.43%
Class Y Shares	-6.98%	0.91%	3.35%	0.56%
S&P 500/Citigroup Growth Index	-6.29%	3.21%	5.92%	1.47%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.51%	2.11%	2.11%	1.11%
With Contractual Waivers	1.36%	2.11%	2.11%	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007 and excludes the impact of underlying fund fees and expenses. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Growth Stock Fund is measured against the S&P 500/Citigroup Growth Index, which measures the performance of all stocks in the S&P 500 Index (the 500 largest U.S. companies based on total market capitalization) that are classified as growth stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Growth and Income Fund

Investment Style

Domestic, large-cap, blend

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization dividend-paying companies whose earnings are expected to grow at above-average rates in relation to other companies in their industries.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 19 years experience

•	$9.3 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund returned -10.65% (Class A Shares without sales charge), outperforming its benchmark, the S&P 500 Index1, which returned -11.09%.

What were the major factors in the market that influenced the Fund’s performance?

The day-to-day turbulence experienced in the latter half of 2007 and the first quarter of 2008 subsided during the second quarter, while recession and inflation fears took hold of the worldwide economy. Gross Domestic Product2 (GDP) growth for the first quarter of 2008 was finalized at 0.9%, up from the fourth quarter 2007 reading of -0.2%. With the advent of stimulus checks in late April, retail sales spiked in May. This is expected to be a temporary elevation and is unlikely to stop another quarter of below-trend growth. The Index of Leading Economic Indicators, an amalgamation of 10 individual financial and economic variables, continued to fall and has not recorded a positive monthly reading since July 2007. Unemployment spiked to 5.5% in May, where it remained in June. This is the highest level since mid-2004, and is expected to continue to rise over the remainder of the year. Consumer confidence plunged to a five-year low, which is nearly half its July 2006 level. Rising food and energy costs continued to hit consumers hard, eroding the value of wage increases. Oil closed the second quarter at $140 per barrel, up approximately 50% in 2008 and the national average for a gallon of gasoline topped $4. The U.S. housing market continued to sag with year-over-year price depreciation of over 8.5% on existing homes, according to the S&P/Case-Schiller Home Price Index.3 Housing starts hit their lowest levels since the recession of 1991.

As concerns continued to mount regarding the growth of the economy, investors began to focus on companies that exhibited strong long-term investment fundamentals. Our long standing approach of selecting companies with favorable earnings outlooks, reasonable valuations, high quality financials and strong growth characteristics performed well during this period of uncertainty. The model’s performance was strong during the first quarter of 2008 led by our momentum factor. This factor favors stocks with good prospects for future earnings and strong price performance. The quality factor continued to add value as we expected in this difficult economy. This factor favors companies with good capital discipline and balance sheet quality. Value factors continued to lag as cheap companies have written down book value and cut earnings projections. The strength in the combination of factors in our model led to good discrimination between the highest rated names and the lowest rated stocks. Over 70% of the weight of the portfolio is in the top two ranked quintiles. Our overall relative performance benefited both from the stocks that we owned, as well as avoiding many lower quality names.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has historically helped the Fund to deliver competitive returns.

What is your outlook for the Fund?

The economy continues to slow and market volatility is up as uncertainty has risen. During periods of high uncertainty, we believe our portfolio should continue to outperform the S&P 500 Index. The cheaper stocks in the universe should begin to see more positive returns when the market believes the economy has hit an inflection point. Going forward, we believe that reasonably priced stocks should not detract from performance like they did in the second half of 2007.

Past performance does not guarantee future results.

[1]

The Standard & Poor’s 500 Index (“S&P 500 Index”) is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

[3]	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth and Income Fund (cont.)

Sector Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-15.36%	-2.24%	3.20%	0.00%
Class B Shares**	-14.72%	-2.17%	3.35%	-0.08%
Class C Shares**	-12.21%	-1.23%	3.54%	-0.23%
Class Y Shares	-10.48%	-0.22%	4.58%	0.77%
S&P 500 Index	-11.09%	2.85%	7.03%	2.91%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.48%	2.08%	2.08%	1.08%
With Contractual Waivers	1.33%	2.08%	2.08%	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007 and excludes the impact of underlying fund fees and expenses. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Growth and Income Fund is measured against the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital Value Fund

Investment Style

Domestic, large-cap, value

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization companies whose stock prices, the Fund’s sub-adviser believes are undervalued.

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

Sub-Advised by Chicago Equity Partners, LLC (“CEP”) (since June 29, 2007)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 19 years experience

•	$9.3 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund returned -14.09% (Class A Shares without sales charge), outperforming its benchmark, the Russell 1000® Value Index1, which returned -15.15%.

What were the major factors in the market that influenced the Fund’s performance?

The day-to-day turbulence experienced in the latter half of 2007 and the first quarter of 2008 subsided during the second quarter, while recession and inflation fears took hold of the worldwide economy. Gross Domestic Product2 (GDP) growth for the first quarter of 2008 was finalized at 0.9%, up from the fourth quarter 2007 reading of -0.2%. With the advent of stimulus checks in late April, retail sales spiked in May. This is expected to be a temporary elevation and is unlikely to stop another quarter of below-trend growth. The Index of Leading Economic Indicators, an amalgamation of 10 individual financial and economic variables, continued to fall and has not recorded a positive monthly reading since July 2007. Unemployment spiked to 5.5% in May, where it remained in June. This is the highest level since mid-2004, and is expected to continue to rise over the remainder of the year. Consumer confidence plunged to a five-year low, which is nearly half its July 2006 level. Rising food and energy costs continued to hit consumers hard, eroding the value of wage increases. Oil closed the second quarter at $140 per barrel, up approximately 50% in 2008 and the national average for a gallon of gasoline topped $4. The U.S. housing market continued to sag with year-over-year price depreciation of over 8.5% on existing homes, according to the S&P/Case-Schiller Home Price Index.3 Housing starts hit their lowest levels since the recession of 1991.

As concerns continued to mount regarding the growth of the economy, investors began to focus on companies that exhibited strong long-term investment fundamentals. Our long standing approach of selecting companies with favorable earnings outlooks, reasonable valuations, high quality financials and strong growth characteristics performed well during this period of uncertainty. The model’s performance was strong during the first quarter of 2008 led by our momentum factor. This factor favors stocks with good prospects for future earnings and strong price performance. The quality factor continued to add value as we expected in this difficult economy. This factor favors companies with good capital discipline and balance sheet quality. Value factors continued to lag as cheap companies have written down book value and cut earnings projections. The strength in the combination of factors in our model led to good discrimination between the highest rated names and the lowest rated stocks. Over 70% of the weight of the portfolio is in the top two ranked quintiles. Our overall relative performance benefited both from the stocks that we owned, as well as avoiding many lower quality names.†

What major changes have occurred in the portfolio during the period covered by the report?

Other than typical re-balancing, no major changes occurred during the period. We are maintaining our disciplined process that has historically helped the Fund to deliver competitive returns.

What is your outlook for the Fund?

The economy continues to slow and market volatility is up as uncertainty has risen. During periods of high uncertainty, we believe our portfolio should continue to outperform the Russell 1000® Value Index. The cheaper stocks in the universe should begin to see more positive returns when the market believes the economy has hit an inflection point. Going forward, we believe that reasonably priced stocks should not detract from performance like they did in the second half of 2007.

Past performance does not guarantee future results.

[1]

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® companies are the 1,000 largest companies in the Russell 3000® Index, which represents approximately 89% of its total market capitalization. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

[3]	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Value Fund (cont.)

Sector Weightings as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	-18.56%	-0.07%	6.30%	2.31%
Class B Shares**	-17.47%	0.27%	6.51%	2.23%
Class C Shares**	-15.39%	0.99%	6.68%	2.13%
Class Y Shares	-13.83%	2.00%	7.72%	3.14%
Russell 1000® Value Index	-15.15%	2.42%	8.52%	5.22%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.45%	2.05%	2.05%	1.05%
With Contractual Waivers	1.30%	2.05%	2.05%	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007 and excludes the impact of underlying fund fees and expenses. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital Value Fund’s inception date was December 3, 1998. The Class A, Class B and Class C Shares were not in existence prior to December 8, 1998, December 13, 1998 and April 30, 2004, respectively. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for Class A and Class B Shares for any period prior to the inception date of the share class is based on the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees charged to Class A and Class B Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services. Chicago Equity Partners, LLC, is sub-adviser to the Fund and is paid a fee for its services.

Pacific Capital High Grade Core Fixed Income Fund

Investment Style

High-quality, intermediate-term, taxable

Investment Objective

High current income by investing at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment grade corporate debt securities.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.3 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.0 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund returned 5.21% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch Domestic Master Index1, which returned 6.47%.

What were the major factors in the market that influenced the Fund’s performance?

The Fund’s underperformance versus the Merrill Lynch Domestic Master Index during this period was due to its relative underweight to direct Treasury issues and corresponding overweight to corporate issues versus the benchmark’s allocation. Rates rose a bit during the period under review and credit spreads widened as risk aversion continued to paralyze the credit markets. Our higher quality positions performed much better than lower quality bonds. Our underweight in mortgage-backed bonds helped preserve portfolio assets as mortgage-backed securities performed poorly. Wider spreads in U.S. Government Agencies provided opportunities to enhance yield. There was a meltdown in the Government Agency market as investors worried about the solvency of Freddie Mac and Fannie Mae. We have been underweight debentures issued by Freddie Mac and Fannie Mae, in favor of Tennessee Valley Authority (TVA), Federal Home Loan Bank and Federal Farm Credit Bank.

The U.S. Treasury calmed the markets by assuring investors that it will support Fannie Mae and Freddie Mac.

What major changes have occurred in the portfolio during the period covered by the report?

We continue to favor government bonds as the credit crisis continues; our corporate positions have been underweight finance issuers and overweight industrial names. Some of that overweight in industrials was reduced by selling Halliburton in favor of TVA as the Halliburton bonds had outperformed other issuers. The average duration of the portfolio is a bit shorter than the benchmark as Treasury rates look a bit expensive.†

What is your outlook for the Fund?

We expect continued volatility in the corporate markets which could give us some opportunities to position for the longer term at very attractive yields.†

Past performance does not guarantee future results.

[1]

The Merrill Lynch Domestic Master Index is a broad-based index which measures the total rate of return performance of the U.S. investment-grade bond market. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital High Grade Core Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	1.03%	1.99%	2.62%	4.41%
Class B Shares**	0.34%	1.67%	2.51%	4.22%
Class C Shares**	3.34%	2.60%	2.68%	4.05%
Class Y Shares	5.44%	3.60%	3.69%	5.07%
Merrill Lynch Domestic Master Index	6.47%	4.51%	4.65%	5.71%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.23%	1.83%	1.83%	0.83%
With Contractual Waivers	1.08%	1.83%	1.83%	0.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 4.00% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital High Grade Core Fixed Income Fund is measured against the Merrill Lynch Domestic Master Index, an unmanaged broad-based index which measures the total rate of return performance of the U.S. investment-grade bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital Tax-Free Securities Fund

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

High level of current income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests 50%–75% of its assets in Hawaii municipal obligations—debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.3 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.0 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund gained 2.77% (Class A Shares without sales charge), underperforming its benchmark, the Lehman Brothers Municipal Hawaii Bond Index1, which returned 4.09%.

What were the major factors in the market that influenced the Fund’s performance?

This period saw the continuing impacts of the subprime crisis. More bond insurer downgrades (some former AAA are now below investment grade, such as FGIC, CIFG, XLCA). Even the “clean” bond issuers, FSA and Assured Guaranty, were put on AAA watch by Moody’s which led to another round of sell-offs in the money market and longer municipal space. Shorter municipal yields are now in the 90% of Treasury range while longer municipals are back to 100% or more.

Due to this volatility, many opportunities were created when rates on Variable Rate Demand Notes reset to very high levels and we purchased some of these for the portfolio at weekly reset yields of 6-8%.†

These purchases helped the portfolio in this period. The Fund’s (Class A Shares) performance was similar to the Fund’s Lipper Other States Intermediate Municipal Debt Funds2 peer group with a one-year percentile ranking of 60th (81 out of 135 funds) as of July 31, 2008.

The Fund’s exposure to slightly lower credit quality and non-Hawaii issues hurt the portfolio’s performance versus the benchmark in the recent period as the demand for high quality (State or County General Obligation backed) bonds was high during this volatile market period, but the Fund’s underweight exposure to long callable bonds was helpful over the one-year period versus the benchmark.†

What major changes have occurred in the portfolio during the period covered by the report?

The bond insurer downgrades lowered the credit ratings of the portfolio. Most notably were: AMBAC downgraded from (Aaa, AAA, AA) to (Aa3, AA, NR) and MBIA from (Aaa, AAA, AA) to (A2, AA, NR). The underlying ratings on the securities we hold are generally AA rated so underlying credit quality is good and they should not be as negatively impacted by further bond insurer downgrades.†

What is your outlook for the Fund?

We expect the market to continue to be volatile for the foreseeable future. The rating agencies are moving by both voluntary and involuntary forces to recognize the generally high credit quality and low default risk of municipal bonds and may be moving as early as October to upgrade municipal bonds to a “global rating scale”. We believe this could be positive for the municipal market and our portfolio.

Past performance does not guarantee future results.

[1]

The Lehman Brothers Municipal Hawaii Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index.

[2]

For the one-year period ended July 31, 2008, the Pacific Capital Tax-Free Securities Fund (Class A Shares) ranked 81 out of 135 funds within the Lipper Other States Intermediate Muni Debt Funds category. For the five- and 10-year periods ended July 31, 2008, the Fund ranked 64 out of 126 and 31 out of 90, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax-Free Securities Fund (cont.)

Credit Quality as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-1.35%	1.12%	2.22%	3.53%
Class B Shares**	-1.94%	0.82%	2.13%	3.35%
Class C Shares**	1.12%	1.74%	2.32%	3.21%
Class Y Shares	3.02%	2.72%	3.31%	4.21%
Lehman Brothers Municipal Hawaii Bond Index	4.09%	3.52%	4.14%	4.86%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.23%	1.83%	1.83%	0.83%
With Contractual Waivers	1.08%	1.83%	1.83%	0.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 4.00% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Hawaii Bond Index, which is an unmanaged rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital High Grade Short Intermediate Fixed Income Fund

Investment Style

High-quality, short-intermediate-term, taxable

Investment Objective

High current income consistent with prudent capital risk by investing at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment grade corporate debt securities. Under normal market and interest rate conditions, the Fund’s duration will be between two and five years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.3 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.0 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund gained 5.83% (Class A Shares without sales charge), and underperformed its benchmark, the Merrill Lynch Domestic Master 1-5 Year Index1, which returned 6.52%.

What were the major factors in the market that influenced the Fund’s performance?

The subprime Mortgage-Backed Security meltdown and credit market contagion of August 2007 and continuing through year-to-date 2008 was the dominant factor affecting performance. Our underweight to direct U.S. Treasury issues muted performance throughout the year as U.S. Treasury securities were the flight to quality debt instrument of choice in the markets. However, by fiscal year end our modest overweight to spread product—spread products are debt securities other than U.S. Treasury securities—enhanced performance particularly as the intense downward price pressure on Countrywide Financial Corp’s debt subsided in light of Bank of America’s acquisition which successfully closed on July 1, 2008.†

What major changes have occurred in the portfolio during the period covered by the report?

We continue to maintain a neutral duration target versus the benchmark and continue to work on neutralizing our yield curve exposures in addition to our total portfolio duration as markets remain volatile.†

What is your outlook for the Fund?

With the Fed Funds target rate now at 2% we believe the bulk of Federal Open Market Committee rate cuts have already been handed to the market and we are nearing the end of that policy tool use for this cycle, particularly in light of the Federal government’s various actions to maintain liquidity and stimulate the economy for positive growth with the objective of averting a deep recession.†

Past performance does not guarantee future results.

[1]

Merrill Lynch Domestic Master 1-5 Year Index is a broad-based measure of the total rate of return performance of the short-term U.S. investment-grade bond market. Investors cannot invest directly in an index.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital High Grade Short Intermediate Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	3.44%	3.42%	2.52%	3.96%
Class C Shares**	3.93%	3.43%	2.32%	3.86%
Class Y Shares	6.08%	4.45%	3.24%	4.45%
Merrill Lynch Domestic Master 1-5-Year Index	6.52%	4.88%	4.13%	5.28%

Expense Ratios		Class A	Class C	Class Y
Gross		1.22%	1.82%	0.82%
With Contractual Waivers		1.07%	1.82%	0.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees charged to Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital High Grade Short Intermediate Fixed Income Fund is measured against the Merrill Lynch Domestic Master 1-5 Year Index, an unmanaged broad-based index that measures the total rate of return performance of the short-term U.S. investment-grade bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital Tax-Free Short Intermediate Securities Fund

Investment Style

High-quality, short-intermediate-term, tax-exempt

Investment Objective

High level of income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests 50%-75% of its assets in Hawaii municipal obligations—debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.3 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.0 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund gained 4.31% (Class A Shares without sales charge), underperforming its benchmark, the Lehman Brothers Municipal Hawaii 3-Year Index1, which returned 6.41%.

What were the major factors in the market that influenced the Fund’s performance?

Ongoing aftershocks of the subprime crisis and more bond insurer downgrades (some former AAA are now below investment grade, such as FGIC, CIFG, XLCA) influenced the Fund’s performance. Even the “clean” bond insurers, FSA and Assured Guaranty, were put on AAA watch by Moody’s which led to another round of sell-offs in the money market and longer municipal space. Shorter municipal yields are now in the 90% of Treasury range while longer municipals are back to 100% or more.

Due to this volatility, many opportunities were created when rates on Variable Rate Demand Notes reset to very high levels and we purchased some of these for the portfolio at weekly reset yields of 6-8%.†

These purchases helped the portfolio in this period. The Fund’s (Class A Shares) more conservative positioning versus the Other States Short Intermediate Municipal Debt Funds2 peer group has provided strong performance with a one-year percentile ranking of 18th (3 out 16 funds) as of July 31, 2008.

The Fund’s exposure to slightly lower credit quality and non-Hawaii issues hurt the portfolio’s performance versus the benchmark as the demand for high quality (State or County General Obligation backed) bonds has been high during this volatile market period.†

What major changes have occurred in the portfolio during the period covered by the report?

The bond insurer downgrades lowered the credit ratings of the portfolio. Most notably were: AMBAC downgraded from (Aaa, AAA, AA) to (Aa3, AA, NR) and MBIA from (Aaa, AAA, AA) to (A2, AA, NR). The underlying ratings on the securities we hold are generally AA rated so underlying credit quality is good and they would not be as negatively impacted by any further bond insurer downgrades.

What is your outlook for the Fund?

We expect the market to continue to be volatile for the foreseeable future. The rating agencies are moving by both voluntary and involuntary forces to recognize the generally high credit quality and low default risk of municipal bonds and may be moving as early as October to upgrade municipal bonds to a “global rating scale”. We believe this could be positive for the municipal market and our portfolio.

Past performance does not guarantee future results.

[1]

The Lehman Brothers Municipal Hawaii 3-Year Bond Index is the 2-4 year component of the Lehman Brothers Hawaii Municipal Bond index. The index is a rules-based, market-value-weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index.

[2]

For the one-year period ended July 31, 2008, the Pacific Capital Tax-Free Short Intermediate Securities Fund (Class A Shares) ranked 3 out of 16 funds within the Lipper Other States Short Intermediate Muni Debt Funds category. For the five- and 10-year periods ended July 31, 2008, the Fund ranked 10 out of 13 and 10 out of 11, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax-Free Short Intermediate Securities Fund (cont.)

Credit Quality as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	1.97%	1.99%	1.79%	2.90%
Class C Shares**	2.55%	2.02%	1.60%	2.80%
Class Y Shares	4.55%	3.02%	2.52%	3.38%
Lehman Brothers Municipal Hawaii 3-Year Index	6.41%	3.92%	3.13%	4.10%

Expense Ratios		Class A	Class C	Class Y
Gross		1.23%	1.83%	0.83%
With Contractual Waivers		1.08%	1.83%	0.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class A Shares, which does not reflect the higher 12b-1 fees charged to Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers Municipal Hawaii 3-Year Index, an unmanaged index which is the 2-4 year component of the Lehman Brothers Hawaii Municipal Bond Index and is a rules-based, market-value-weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

Pacific Capital U.S. Government Short Fixed Income Fund

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 100% in short-term debt securities issued or guaranteed by the U.S. Government and its agencies. Under normal market and interest rate conditions, the Fund’s target duration is not expected to exceed 2.5 years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes, providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•	AMG manages $5.3 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.0 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2008, the Fund gained 5.89% (Class A Shares without sales charge), underperforming its benchmark, the Merrill Lynch 1-3-Year U.S. Treasury Index1, which returned 6.76%.

What were the major factors in the market that influenced the Fund’s performance?

The subprime Mortgage-Backed Security meltdown and credit market contagion of August 2007 and continuing through year-to-date 2008 was the dominant factor affecting performance. Our underweight to direct U.S. Treasury issues detracted from performance throughout the year as U.S. Treasury securities were the flight to quality debt instrument of choice in the bond markets. However, clearly the Fund was reasonably well positioned considering the outperformance of its universe compared to its underperformance of the benchmark: +1.25% versus -0.87%. In addition, as of July 31, 2008, both of the major independent fund ranking services Morningstar and Lipper currently have their top overall rating on the Fund’s Class Y Shares: 5 stars from Morningstar2 (out of 146 Short Government funds) and Lipper Leader3 designations for total return and preservation (out of 82 and 4,117 fixed income funds, respectively).

What major changes have occurred in the portfolio during the period covered by the report?

The Fund continues to maintain a slightly shorter duration than benchmark position in anticipation of rate increases for the short end of the curve. Additionally, the Fund increased its Treasury weighting in the period believing that the significantly wider spreads on Agency debt should allow the Fund to uphold its competitive performance while lowering its credit exposure.†

What is your outlook for the Fund?

With the Fed Funds target rate now at 2%, we believe the bulk of Federal Open Market Committee rate cuts have already been handed to the market and we are nearing the end of that policy tool use for this cycle, particularly in light of the Federal government’s various actions to maintain liquidity and stimulate the economy for positive growth with the objective of averting a deep recession.†

Past performance does not guarantee future results.

[1]	The Merrill Lynch 1-3-Year Treasury Index is comprised of United States Treasury issues with maturities from one to three years. Investors cannot invest directly in an index.

[2]

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The Fund’s Class Y Shares received 5 and 4 stars for the three- and five-year periods out of 146 and 137 funds respectively as of July 31, 2008. The Fund was not rated for the 10-year period. Each fund is rated exclusively against U.S. domiciled Short Government funds. Morningstar Rating™ is for Class Y Shares only; other classes may have different performance characteristics and may have different ratings. Ratings are subject to change every month and take into consideration the Fund’s full sales charge.

[3]

The Lipper Leader for Total Return designation reflects the degree of a fund’s historical total return performance relative to other funds within the same asset class overall for the period ended July 31, 2008. The ratings are subject to change every month. The top 20% of funds are named Lipper Leaders for Total Return. Total Return ratings are relative, rather than absolute, measures and funds named Lipper Leaders for Total Return may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Pacific Capital U.S. Government Short Fixed Income Fund (Class Y Shares) received a Lipper Leaders designation for total return among 82, 74 and 82 funds in the Fixed Income Funds asset class for the three-year, five-year and overall periods, respectively. The Lipper Leader for Preservation designation reflects the degree of a fund’s historical success in avoiding periods of losses relative to other funds within the same asset class overall for the period

Pacific Capital U.S. Government Short Fixed Income Fund (cont.)

ended July 31, 2008. The Pacific Capital U.S. Government Short Fixed Income Fund was classified by Lipper among 4,117 Fixed Income funds. Each fund receives a score of 1 to 5, with the funds scoring 1 designated as a “Lipper Leader for Preservation.” The designation is subject to change every month and is not intended to predict future results. Preservation designations are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Lipper Leader ratings copyright 2008, Reuters, All Rights Reserved.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital U.S. Government Short Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2008 (as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the indicated share class versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2008

	1 Year	3 Year	5 Year	Since Inception (6/1/00)
Class A Shares*	3.53%	3.86%	2.60%	3.36%
Class B Shares**	1.11%	2.93%	2.13%	2.91%
Class C Shares**	4.11%	3.87%	2.31%	2.90%
Class Y Shares	6.15%	4.91%	3.34%	3.92%
Merrill Lynch 1-3-Year U.S. Treasury Index	6.76%	4.96%	3.48%	4.66%

Expense Ratios	Class A	Class B	Class C	Class Y
Gross	1.07%	1.67%	1.67%	0.67%
With Contractual Waivers	0.92%	1.67%	1.67%	0.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The above expense ratios are from the Funds’ prospectus dated November 28, 2007. Additional information pertaining to the Funds’ expense ratios for the year ended July 31, 2008 can be found in the financial highlights.

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The above performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns reflect the waiver of various operational fees. Had these waivers not been in effect, performance quoted would have been lower.

The Pacific Capital U.S. Government Short Fixed Income Fund’s inception date was June 1, 2000. The Class A and Class B Shares were not in existence prior to August 1, 2000, and the Class C Shares prior to April 30, 2004. Performance information for Class C Shares prior to April 30, 2004 is based on the performance of Class B Shares. Performance for any period prior to August 1, 2000 is based on the performance of Class Y Shares, which does not reflect the higher 12b-1 fees charged to the Class A, Class B and Class C Shares. Had the higher 12b-1 fees been reflected, total return figures may have been adversely affected.

The performance of the Pacific Capital U.S. Government Short Fixed Income Fund is measured against the Merrill Lynch 1-3-Year U.S. Treasury Index, an unmanaged index comprised of U.S. Treasury issues with maturities from one- to three-years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Pacific Capital Funds are distributed by Foreside Distribution Services, L.P. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

July 31, 2008

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Assets:
Investments, at cost	$88,966,046	$184,204,994	$321,038,887	$57,732,279

Investments, at value	$97,992,649	$185,242,806	$313,294,520	$55,957,901
Cash	—	—	610	—
Foreign currency, at value (Cost $591,660, $49,256, $— and $—, respectively)	587,347	49,256	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	1,016	—	—
Income receivable	485,967	317,850	261,016	70,734
Receivable for capital shares issued	8,623	5,467	291,213	3,266
Receivable for investments sold	987,214	6,781,829	288,771	—
Reclaims receivable	—	344,514	—	—
Prepaid expenses and other assets	2,940	6,935	16,543	920

Total Assets	100,064,740	192,749,673	314,152,673	56,032,821

Liabilities:
Cash overdraft	—	5,043,397	—	—
Payable for capital shares redeemed	18,208	29,476	939,997	11,931
Payable for investments purchased	1,081,064	2,503,993	—	—
Unrealized depreciation on foreign currency exchange contracts	—	9,844	—	—
Accrued expenses and other payables:
Investment advisory fees	34,504	58,166	91,459	16,672
Sub-investment advisory fees	43,130	74,046	170,027	9,527
Administration and sub-administration fees	7,763	14,957	23,484	4,287
Compliance service fees	819	1,653	2,350	413
Distribution fees	1,747	889	39,757	440
Other fees	57,995	65,227	97,114	25,121

Total Liabilities	1,245,230	7,801,648	1,364,188	68,391

Net Assets:
Capital (no par value)	78,084,033	164,592,565	378,083,028	62,404,950
Undistributed (distributions in excess of) net investment income	(19,628)	(243,491)	—	—
Accumulated net realized gains (losses) from investments	11,736,744	19,538,970	(57,550,176)	(4,666,142)
Net unrealized appreciation (depreciation) on investments	9,018,361	1,059,981	(7,744,367)	(1,774,378)

Net Assets	$98,819,510	$184,948,025	$312,788,485	$55,964,430

Net Assets
Class A	$4,986,355	$1,643,820	$120,495,236	$549,467
Class B	137,468	162,566	1,481,146	—
Class C	656,922	449,837	17,067,160	377,537
Class Y	93,038,765	182,691,802	173,744,943	55,037,426

Total	$98,819,510	$184,948,025	$312,788,485	$55,964,430

Outstanding units of beneficial interest (shares)
Class A	283,806	143,391	8,939,301	58,694
Class B	8,315	15,033	120,744	—
Class C	39,864	41,689	1,393,928	41,448
Class Y	5,198,245	15,602,113	12,591,286	5,865,176

Total	5,530,230	15,802,226	23,045,259	5,965,318

Net Asset Value*
Class A—redemption price per share	$17.57	$11.46	$13.48	$9.36

Class A—maximum sales charge	5.25%	5.25%	5.25%	5.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$18.54	$12.10	$14.23	$9.88

Class B—offering price per share**	$16.54	$10.81	$12.27	—

Class C—offering price per share**	$16.48	$10.79	$12.24	$9.11

Class Y—offering and redemption price per share	$17.90	$11.71	$13.80	$9.38

*	Redemption price per share varies based on length of time shares are held.
**	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, continued

July 31, 2008

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Assets:
Investments, at cost	$132,776,289	$121,827,302	$120,442,031	$282,018,442

Investments, at value	$128,352,478	$116,293,246	$108,398,315	$281,228,640
Income receivable	48,346	92,798	148,948	2,918,672
Receivable for capital shares issued	5,009	3,656	4,097	100,156
Receivable for investments sold	524,003	638,143	103,763	129,730
Prepaid expenses and other assets	3,761	1,976	549	1,241

Total Assets	128,933,597	117,029,819	108,655,672	284,378,439

Liabilities:
Distributions payable	—	—	—	100,295
Payable for capital shares redeemed	58,635	31,525	16,165	61,557
Payable for investments purchased	449,048	548,831	95,596	209,163
Accrued expenses and other payables:
Investment advisory fees	38,771	35,056	32,546	109,493
Sub-investment advisory fees	27,694	25,040	23,248	—
Administration and sub-administration fees	9,970	9,015	8,369	21,899
Compliance service fees	990	884	831	1,946
Distribution fees	4,772	3,245	2,018	2,182
Other fees	36,757	33,750	35,284	57,492

Total Liabilities	626,637	687,346	214,057	564,027

Net Assets:
Capital (no par value)	213,343,010	131,294,325	126,032,659	285,967,953
Undistributed (distributions in excess of) net investment income	—	45,835	1	(41,189)
Accumulated net realized losses from investments	(80,612,239)	(9,463,631)	(5,547,329)	(1,322,550)
Net unrealized depreciation on investments	(4,423,811)	(5,534,056)	(12,043,716)	(789,802)

Net Assets	$128,306,960	$116,342,473	$108,441,615	$283,814,412

Net Assets
Class A	$7,868,382	$5,401,034	$2,156,958	$3,259,119
Class B	2,259,244	1,113,693	528,038	880,669
Class C	1,291,223	1,335,583	1,321,377	859,708
Class Y	116,888,111	108,492,163	104,435,242	278,814,916

Total	$128,306,960	$116,342,473	$108,441,615	$283,814,412

Outstanding units of beneficial interest (shares)
Class A	893,608	441,282	290,326	304,699
Class B	279,010	97,577	72,794	82,516
Class C	159,543	117,130	181,673	80,549
Class Y	12,848,353	8,790,828	14,020,707	25,911,636

Total	14,180,514	9,446,817	14,565,500	26,379,400

Net Asset Value
Class A—redemption price per share	$8.81	$12.24	$7.43	$10.70

Class A—maximum sales charge	5.25%	5.25%	5.25%	4.00%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$9.30	$12.92	$7.84	$11.15

Class B—offering price per share*	$8.10	$11.41	$7.25	$10.67

Class C—offering price per share*	$8.09	$11.40	$7.27	$10.67

Class Y—offering and redemption price per share	$9.10	$12.34	$7.45	$10.76

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, continued

July 31, 2008

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Assets:
Investments, at cost	$250,646,792	$63,077,234	$48,428,476	$73,344,904

Investments, at value	$258,044,560	$63,351,006	$49,106,683	$74,429,651
Income receivable	2,653,377	555,496	490,534	960,637
Receivable for capital shares issued	—	93	—	89
Receivable for investments sold	—	2,243	—	—
Prepaid expenses and other assets	634	507	468	253

Total Assets	260,698,571	63,909,345	49,597,685	75,390,630

Liabilities:
Cash overdraft	341,122	—	—	—
Distributions payable	90,395	19,031	13,307	19,774
Payable for capital shares redeemed	24,033	8,128	21,917	1,050
Payable for investments purchased	—	149,676	—	—
Accrued expenses and other payables:
Investment advisory fees	100,565	8,471	16,892	7,563
Administration and sub-administration fees	20,113	4,907	3,801	5,745
Compliance service fees	1,815	385	304	508
Distribution fees	1,719	609	422	1,761
Other fees	59,690	23,100	22,293	23,862

Total Liabilities	639,452	214,307	78,936	60,263

Net Assets:
Capital (no par value)	252,319,562	65,056,209	49,594,384	76,393,747
Undistributed (distributions in excess of) net investment income	91	(7,382)	762	—
Accumulated net realized gains (losses) from investments	341,698	(1,627,561)	(754,604)	(2,148,127)
Net unrealized appreciation on investments	7,397,768	273,772	678,207	1,084,747

Net Assets	$260,059,119	$63,695,038	$49,518,749	$75,330,367

Net Assets
Class A	$5,135,809	$1,022,427	$1,955,827	$2,773,080
Class B	730,642	—	—	454,106
Class C	10,912	463,250	10,705	928,047
Class Y	254,181,756	62,209,361	47,552,217	71,175,134

Total	$260,059,119	$63,695,038	$49,518,749	$75,330,367

Outstanding units of beneficial interest (shares)
Class A	518,603	105,490	192,815	270,210
Class B	73,775	—	—	44,249
Class C	1,102	47,840	1,055	90,430
Class Y	25,561,957	6,407,236	4,662,244	6,929,683

Total	26,155,437	6,560,566	4,856,114	7,334,572

Net Asset Value
Class A—redemption price per share	$9.90	$9.69	$10.14	$10.26

Class A—maximum sales charge	4.00%	2.25%	2.25%	2.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.31	$9.91	$10.37	$10.50

Class B—offering price per share*	$9.90	—	—	$10.26

Class C—offering price per share*	$9.91	$9.68	$10.14	$10.26

Class Y—offering and redemption price per share	$9.94	$9.71	$10.20	$10.27

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

Year Ended July 31, 2008

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Investment Income:
Dividend income	$3,455,456	$6,472,435	$3,881,843	$905,237
Interest income	—	—	7	—
Foreign tax withholding	(354,565)	(550,759)	(689)	—

Total Investment Income	3,100,891	5,921,676	3,881,161	905,237

Expenses:
Investment advisory fees	486,417	1,104,228	1,903,052	402,479
Sub-investment advisory fees	608,020	1,046,555	2,680,192	134,160
Administration and sub-administration fees	109,444	220,846	374,995	60,372
Distribution fees—Class A	16,809	6,368	701,850	2,495
Distribution fees—Class B	5,058	4,589	19,436	—
Distribution fees—Class C	6,882	5,799	213,377	4,301
Accounting fees	78,088	138,184	196,977	32,665
Compliance service fees	9,264	18,652	31,309	5,041
Custodian fees	186,545	161,525	88,773	36,585
Transfer agent fees	59,109	58,874	409,831	50,767
Trustee fees	11,671	23,681	42,738	6,543
Other fees	81,848	167,886	454,700	40,712

Total expenses before reductions	1,659,155	2,957,187	7,117,230	776,120
Less expenses waived/reimbursed by the Adviser	—	(245,380)	(439,693)	(167,699)
Less expenses waived by the distributor—Class A	(6,304)	(2,388)	(263,195)	(936)
Less expenses waived by the distributor—Class B	—	—	(4,024)	—

Net Expenses	1,652,851	2,709,419	6,410,318	607,485

Net Investment Income (Loss)	1,448,040	3,212,257	(2,529,157)	297,752

Realized/Unrealized Gains (Losses) from Investments, Futures and Foreign Currency Transactions:
Net realized gains (losses) from investments and foreign currency transactions	21,491,476	22,613,383	(54,823,424)	(4,586,678)
Net realized losses from futures transactions	—	—	(116,732)	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(27,565,224)	(44,515,682)	2,123,071	(5,400,714)

Net realized/unrealized losses from investments, futures and foreign currency transactions	(6,073,748)	(21,902,299)	(52,817,085)	(9,987,392)

Change in net assets resulting from operations	$(4,625,708)	$(18,690,042)	$(55,346,242)	$(9,689,640)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, continued

Year Ended July 31, 2008

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Investment Income:
Dividend income	$2,316,512	$2,738,765	$3,262,446	$124,061
Interest income	—	—	—	15,798,561

Total Investment Income	2,316,512	2,738,765	3,262,446	15,922,622

Expenses:
Investment advisory fees	860,598	780,715	741,630	1,796,679
Sub-investment advisory fees	391,181	354,870	337,104	—
Administration and sub-administration fees	140,826	127,754	121,358	269,503
Distribution fees—Class A	31,868	22,556	9,839	12,799
Distribution fees—Class B	42,288	21,931	8,170	12,402
Distribution fees—Class C	16,812	16,945	17,040	9,576
Accounting fees	67,615	60,730	59,020	139,545
Compliance service fees	11,774	10,648	10,131	22,482
Custodian fees	24,625	23,079	29,290	25,766
Transfer agent fees	96,091	76,373	56,625	62,996
Trustee fees	15,291	13,949	13,391	28,472
Other fees	130,749	115,787	86,876	157,293

Total expenses before reductions	1,829,718	1,625,337	1,490,474	2,537,513
Less expenses waived/reimbursed by the adviser	(312,953)	(283,922)	(269,686)	(449,173)
Less expenses waived by the distributor—Class A	(11,951)	(8,459)	(3,690)	(4,800)

Net Expenses	1,504,814	1,332,956	1,217,098	2,083,540

Net Investment Income	811,698	1,405,809	2,045,348	13,839,082

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	(3,434,390)	(9,290,726)	(5,434,126)	2,618,457
Change in unrealized appreciation/depreciation on investments	(7,391,794)	(6,754,078)	(15,681,950)	(377,812)

Net realized/unrealized gains (losses) from investments	(10,826,184)	(16,044,804)	(21,116,076)	2,240,645

Change in net assets resulting from operations	$(10,014,486)	$(14,638,995)	$(19,070,728)	$16,079,727

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, continued

Year Ended July 31, 2008

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Investment Income:
Dividend income	$26,694	$36,871	$16,215	$6,227
Interest income	14,007,944	3,119,940	1,966,927	3,749,239

Total Investment Income	14,034,638	3,156,811	1,983,142	3,755,466

Expenses:
Investment advisory fees	1,666,193	323,334	245,878	339,360
Administration and sub-administration fees	249,930	58,200	44,258	76,356
Distribution fees—Class A	21,349	3,956	8,309	10,100
Distribution fees—Class B	8,554	—	—	5,931
Distribution fees—Class C	109	5,014	106	10,389
Accounting fees	131,356	34,775	28,845	38,299
Compliance service fees	20,860	4,813	3,663	5,319
Custodian fees	52,764	17,105	18,701	10,513
Transfer agent fees	54,200	49,896	48,736	52,473
Trustee fees	26,397	6,136	4,725	8,274
Other fees	144,488	39,097	31,373	53,361

Total expenses before reductions	2,376,200	542,326	434,594	610,375
Less expenses waived/reimbursed by the adviser	(416,551)	(196,657)	(49,175)	(244,672)
Less expenses waived by the distributor—Class A	(8,006)	(1,483)	(3,116)	(3,787)

Net Expenses	1,951,643	344,186	382,303	361,916

Net Investment Income	12,082,995	2,812,625	1,600,839	3,393,550

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investments	341,698	667,701	8,348	717,346
Change in unrealized appreciation/depreciation on investments	(3,883,418)	441,526	625,732	1,004,440

Net realized/unrealized gains (losses) from investments	(3,541,720)	1,109,227	634,080	1,721,786

Change in net assets resulting from operations	$8,541,275	$3,921,852	$2,234,919	$5,115,336

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
From Investment Activities:
Operations:
Net investment income (loss)	$1,448,040	$1,341,468	$3,212,257	$2,384,781	$(2,529,157)	$(1,063,298)
Net realized gains (losses) from investments and foreign currency transactions	21,491,476	13,445,612	22,613,383	25,040,337	(54,823,424)	75,100,717
Net realized gains (losses) from futures	—	—	—	—	(116,732)	178,604
Change in unrealized appreciation/ depreciation on investments, futures and foreign currency transactions	(27,565,224)	22,968,229	(44,515,682)	24,814,151	2,123,071	(28,351,126)

Change in net assets resulting from operations	(4,625,708)	37,755,309	(18,690,042)	52,239,269	(55,346,242)	45,864,897

Distributions to Class A Shareholders:
From net investment income	(49,236)	(30,376)	(17,830)	(10,569)	—	—
From net realized gains	(554,220)	(233,425)	(126,628)	—	(32,778,648)	(15,602,529)
Distributions to Class B Shareholders:
From net investment income	(1,960)	(3,523)	(875)	(2,162)	—	—
From net realized gains	(101,202)	(65,066)	(36,630)	—	(369,645)	(251,200)
Distributions to Class C Shareholders:
From net investment income	(4,998)	(2,951)	(2,605)	(1,971)	—	—
From net realized gains	(115,822)	(47,463)	(42,315)	—	(4,182,152)	(1,512,887)
Distributions to Class Y Shareholders:
From net investment income	(1,349,279)	(1,307,692)	(2,692,270)	(2,600,031)	—	—
From net realized gains	(18,299,741)	(8,514,850)	(15,706,421)	—	(36,706,704)	(16,320,588)

Change in net assets from shareholder distributions	(20,476,458)	(10,205,346)	(18,625,574)	(2,614,733)	(74,037,149)	(33,687,204)

Capital Transactions:
Change in net assets from capital share transactions	6,063,374	1,263,213	(26,284,769)	(13,143,116)	(94,276,129)	93,297,720

Change in net assets	(19,038,792)	28,813,176	(63,600,385)	36,481,420	(223,659,520)	105,475,413

Net Assets:
Beginning of year	117,858,302	89,045,126	248,548,410	212,066,990	536,448,005	430,972,592

End of year	$98,819,510	$117,858,302	$184,948,025	$248,548,410	$312,788,485	$536,448,005

Undistributed (distributions in excess of) net investment income	$(19,628)	$87,230	$(243,491)	$(224,021)	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
Capital Transactions:
Class A:
Proceeds from shares issued	$3,638,780	$783,956	$1,711,745	$496,878	$54,485,249	$114,314,923
Dividends reinvested	491,158	215,939	121,615	8,371	29,790,004	14,385,367
Cost of shares redeemed	(1,346,583)	(664,241)	(1,024,267)	(534,460)	(134,813,450)	(120,465,234)

Change in net assets from Class A	$2,783,355	$335,654	$809,093	$(29,211)	$(50,538,197)	$8,235,056

Class B:
Proceeds from shares issued	$29,107	$95,081	$7,195	$53,290	$—	$58,069
Dividends reinvested	70,940	45,049	34,059	1,862	352,112	238,041
Cost of shares redeemed	(553,207)	(274,934)	(487,378)	(209,441)	(749,008)	(986,558)

Change in net assets from Class B	$(453,160)	$(134,804)	$(446,124)	$(154,289)	$(396,896)	$(690,448)

Class C:
Proceeds from shares issued	$294,199	$166,184	$118,886	$102,387	$5,709,916	$10,931,408
Dividends reinvested	115,782	48,033	44,920	1,971	3,660,806	1,347,711
Cost of shares redeemed	(162,325)	(179,524)	(219,349)	(242,606)	(9,110,895)	(3,079,199)

Change in net assets from Class C	$247,656	$34,693	$(55,543)	$(138,248)	$259,827	$9,199,920

Class Y:
Proceeds from shares issued	$15,043,651	$15,558,241	$32,508,758	$37,672,252	$40,232,542	$144,851,595
Dividends reinvested	16,269,905	7,216,565	12,911,597	140,765	31,750,368	13,068,368
Cost of shares redeemed	(27,828,033)	(21,747,136)	(72,012,550)	(50,634,385)	(115,583,773)	(81,366,771)

Change in net assets from Class Y	$3,485,523	$1,027,670	$(26,592,195)	$(12,821,368)	$(43,600,863)	$76,553,192

Change in net assets from capital transactions	$6,063,374	$1,263,213	$(26,284,769)	$(13,143,116)	$(94,276,129)	$93,297,720

Share Transactions:
Class A:
Issued	180,451	39,710	126,598	38,788	3,543,506	6,010,678
Reinvested	23,416	11,983	9,282	651	2,006,061	775,074
Redeemed	(65,431)	(34,381)	(82,437)	(41,853)	(9,127,829)	(6,451,599)

Change in Class A	138,436	17,312	53,443	(2,414)	(3,578,262)	334,153

Class B:
Issued	1,241	5,045	561	4,596	—	3,152
Reinvested	3,558	2,642	2,729	150	26,005	13,736
Redeemed	(28,823)	(14,963)	(40,391)	(18,084)	(52,967)	(55,256)

Change in Class B	(24,024)	(7,276)	(37,101)	(13,338)	(26,962)	(38,368)

Class C:
Issued	14,913	9,105	9,721	8,824	390,136	613,373
Reinvested	5,843	2,815	3,620	159	270,170	77,723
Redeemed	(8,536)	(9,909)	(18,360)	(20,786)	(682,682)	(171,118)

Change in Class C	12,220	2,011	(5,019)	(11,803)	(22,376)	519,978

Class Y:
Issued	692,522	824,223	2,448,112	3,002,553	2,639,823	7,556,310
Reinvested	757,898	398,281	957,057	10,711	2,091,592	692,915
Redeemed	(1,316,500)	(1,187,164)	(5,586,734)	(4,250,018)	(7,230,631)	(4,193,411)

Change in Class Y	133,920	35,340	(2,181,565)	(1,236,754)	(2,499,216)	4,055,814

Change in shares	260,552	47,387	(2,170,242)	(1,264,309)	(6,126,816)	4,871,577

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
From Investment Activities:
Operations:
Net investment income	$297,752	$413,804	$811,698	$232,635	$1,405,809	$1,205,086
Net realized gains (losses) from investments	(4,586,678)	9,339,409	(3,434,390)	14,282,281	(9,290,726)	19,482,302
Change in unrealized appreciation/ depreciation on investments	(5,400,714)	(1,353,818)	(7,391,794)	5,478,060	(6,754,078)	(3,753,343)

Change in net assets resulting from operations	(9,689,640)	8,399,395	(10,014,486)	19,992,976	(14,638,995)	16,934,045

Distributions to Class A Shareholders:
From net investment income	(1,731)	(3,457)	(29,746)	(2,392)	(43,313)	(33,411)
From net realized gains	(70,748)	(105,113)	—	—	(307,734)	—
Distributions to Class B Shareholders:
From net investment income	—	—	(5,399)	(1,893)	(2,163)	(1,898)
From net realized gains	—	—	—	—	(138,122)	—
Distributions to Class C Shareholders:
From net investment income	—	(1,481)	(2,039)	(345)	(1,755)	(782)
From net realized gains	(49,554)	(76,582)	—	—	(102,454)	—
Distributions to Class Y Shareholders:
From net investment income	(344,034)	(430,668)	(798,007)	(212,093)	(1,312,747)	(1,196,850)
From net realized gains	(7,523,615)	(7,791,799)	—	—	(7,376,837)	—

Change in net assets from shareholder distributions	(7,989,682)	(8,409,100)	(835,191)	(216,723)	(9,285,125)	(1,232,941)

Capital Transactions:
Change in net assets from capital share transactions	2,047,497	(3,021,801)	(30,189,419)	(14,034,119)	(14,794,129)	(25,923,455)

Change in net assets	(15,631,825)	(3,031,506)	(41,039,096)	5,742,134	(38,718,249)	(10,222,351)

Net Assets:
Beginning of year	71,596,255	74,627,761	169,346,056	163,603,922	155,060,722	165,283,073

End of year	$55,964,430	$71,596,255	$128,306,960	$169,346,056	$116,342,473	$155,060,722

Undistributed (distributions in excess of) net investment income	$—	$—	$—	$15,912	$45,835	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
Capital Transactions:
Class A:
Proceeds from shares issued	$75,916	$129,870	$2,694,225	$1,844,027	$1,509,204	$1,922,868
Dividends reinvested	59,165	90,453	27,639	2,255	337,535	31,550
Cost of shares redeemed	(115,068)	(411,174)	(2,202,836)	(2,891,919)	(1,492,254)	(1,981,641)

Change in net assets from Class A	$20,013	$(190,851)	$519,028	$(1,045,637)	$354,485	$(27,223)

Class B:
Proceeds from shares issued			$14,185	$12,422	$71,441	$15,672
Dividends reinvested			5,034	1,794	131,214	1,805
Cost of shares redeemed			(3,445,106)	(4,046,880)	(1,887,739)	(2,726,151)

Change in net assets from Class B			$(3,425,887)	$(4,032,664)	$(1,685,084)	$(2,708,674)

Class C:
Proceeds from shares issued	$128,344	$78,265	$236,790	$365,336	$294,079	$317,793
Dividends reinvested	49,083	75,348	2,039	345	104,209	782
Cost of shares redeemed	(162,507)	(221,389)	(682,628)	(685,924)	(537,375)	(643,229)

Change in net assets from Class C	$14,920	$(67,776)	$(443,799)	$(320,243)	$(139,087)	$(324,654)

Class Y:
Proceeds from shares issued	$11,415,749	$22,491,892	$11,899,047	$42,744,571	$13,351,033	$19,646,624
Dividends reinvested	6,269,439	6,344,791	190,834	28,615	5,354,562	88,238
Cost of shares redeemed	(15,672,624)	(31,599,857)	(38,928,642)	(51,408,761)	(32,030,038)	(42,597,766)

Change in net assets from Class Y	$2,012,564	$(2,763,174)	$(26,838,761)	$(8,635,575)	$(13,324,443)	$(22,862,904)

Change in net assets from capital transactions	$2,047,497	$(3,021,801)	$(30,189,419)	$(14,034,119)	$(14,794,129)	$(25,923,455)

Share Transactions:
Class A:
Issued	7,213	10,341	290,428	192,630	112,475	130,375
Reinvested	5,722	7,785	3,007	239	24,202	2,126
Redeemed	(11,159)	(33,768)	(235,103)	(307,744)	(108,455)	(133,889)

Change in Class A	1,776	(15,642)	58,332	(114,875)	28,222	(1,388)

Class B:
Issued			1,648	1,450	5,253	1,079
Reinvested			609	205	10,024	130
Redeemed			(399,454)	(463,051)	(147,616)	(197,390)

Change in Class B			(397,197)	(461,396)	(132,339)	(196,181)

Class C:
Issued	12,717	6,522	27,220	42,283	23,176	23,234
Reinvested	4,864	6,593	247	39	7,968	56
Redeemed	(16,513)	(18,054)	(78,233)	(78,394)	(44,024)	(46,381)

Change in Class C	1,068	(4,939)	(50,766)	(36,072)	(12,880)	(23,091)

Class Y:
Issued	1,013,542	1,831,688	1,229,182	4,484,580	961,111	1,337,411
Reinvested	604,906	544,557	20,245	2,866	380,211	5,899
Redeemed	(1,527,979)	(2,584,614)	(4,011,283)	(5,595,111)	(2,357,842)	(2,901,496)

Change in Class Y	90,469	(208,369)	(2,761,856)	(1,107,665)	(1,016,520)	(1,558,186)

Change in shares	93,313	(228,950)	(3,151,487)	(1,720,008)	(1,133,517)	(1,778,846)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
From Investment Activities:
Operations:
Net investment income	$2,045,348	$2,148,969	$13,839,082	$15,399,710	$12,082,995	$12,616,692
Net realized gains (losses) from investments	(5,434,126)	29,881,198	2,618,457	848,286	341,698	845,316
Change in unrealized appreciation/ depreciation on investments	(15,681,950)	(11,305,014)	(377,812)	(912,112)	(3,883,418)	(2,263,544)

Change in net assets resulting from operations	(19,070,728)	20,725,153	16,079,727	15,335,884	8,541,275	11,198,464

Distributions to Class A Shareholders:
From net investment income	(32,755)	(32,135)	(139,029)	(150,712)	(220,589)	(240,129)
From net realized gains	(429,326)	(334,935)	—	—	(5,521)	(5,509)
Distributions to Class B Shareholders:
From net investment income	(4,487)	(5,454)	(44,972)	(87,910)	(28,928)	(52,039)
From net realized gains	(155,040)	(163,267)	—	—	(850)	(1,690)
Distributions to Class C Shareholders:
From net investment income	(10,382)	(8,156)	(34,469)	(43,523)	(367)	(347)
From net realized gains	(309,838)	(239,941)	—	—	(11)	(10)
Distributions to Class Y Shareholders:
From net investment income	(2,049,266)	(2,137,579)	(13,416,292)	(14,790,453)	(11,833,111)	(12,324,177)
From net realized gains	(23,050,183)	(18,856,455)	—	—	(274,361)	(264,559)

Change in net assets from shareholder distributions	(26,041,277)	(21,777,922)	(13,634,762)	(15,072,598)	(12,363,738)	(12,888,460)

Capital Transactions:
Change in net assets from capital share transactions	3,852,288	(1,427,365)	(32,459,786)	18,252,103	(25,415,866)	(4,733,676)

Change in net assets	(41,259,717)	(2,480,134)	(30,014,821)	18,515,389	(29,238,329)	(6,423,672)

Net Assets:
Beginning of year	149,701,332	152,181,466	313,829,233	295,313,844	289,297,448	295,721,120

End of year	$108,441,615	$149,701,332	$283,814,412	$313,829,233	$260,059,119	$289,297,448

Undistributed (distributions in excess of) net investment income	$1	$1	$(41,189)	$(41,197)	$91	$35

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
Capital Transactions:
Class A:
Proceeds from shares issued	$456,292	$761,040	$826,735	$826,490	$498,673	$476,532
Dividends reinvested	338,110	248,033	105,649	111,400	127,806	134,662
Cost of shares redeemed	(796,094)	(1,006,964)	(808,729)	(1,523,238)	(927,100)	(1,276,278)

Change in net assets from Class A	$(1,692)	$2,109	$123,655	$(585,348)	$(300,621)	$(665,084)

Class B:
Proceeds from shares issued	$—	$54,944	$3,943	$6,011	$—	$—
Dividends reinvested	146,800	145,556	35,224	73,836	18,618	33,971
Cost of shares redeemed	(445,215)	(526,404)	(813,173)	(1,406,977)	(380,239)	(1,308,938)

Change in net assets from Class B	$(298,415)	$(325,904)	$(774,006)	$(1,327,130)	$(361,621)	$(1,274,967)

Class C:
Proceeds from shares issued	$380,806	$275,434	$213,276	$214,494	$—	$—
Dividends reinvested	320,220	247,629	34,016	43,144	376	359
Cost of shares redeemed	(628,394)	(765,205)	(358,844)	(621,624)	—	—

Change in net assets from Class C	$72,632	$(242,142)	$(111,552)	$(363,986)	$376	$359

Class Y:
Proceeds from shares issued	$19,168,810	$45,085,240	$28,701,064	$70,474,420	$36,520,216	$48,411,120
Dividends reinvested	16,321,574	12,547,672	2,884,573	1,184,100	855,113	278,586
Cost of shares redeemed	(31,410,621)	(58,494,340)	(63,283,520)	(51,129,953)	(62,129,329)	(51,483,690)

Change in net assets from Class Y	$4,079,763	$(861,428)	$(31,697,883)	$20,528,567	$(24,754,000)	$(2,793,984)

Change in net assets from capital transactions	$3,852,288	$(1,427,365)	$(32,459,786)	$18,252,103	$(25,415,866)	$(4,733,676)

Share Transactions:
Class A:
Issued	54,574	69,132	76,384	77,209	49,591	46,877
Reinvested	39,581	23,689	9,754	10,391	12,772	13,236
Redeemed	(84,535)	(91,780)	(74,762)	(141,923)	(92,290)	(125,657)

Change in Class A	9,620	1,041	11,376	(54,323)	(29,927)	(65,544)

Class B:
Issued	—	5,017	365	563	—	—
Reinvested	17,576	14,225	3,259	6,896	1,860	3,336
Redeemed	(51,354)	(49,005)	(75,287)	(131,317)	(37,848)	(128,458)

Change in Class B	(33,778)	(29,763)	(71,663)	(123,858)	(35,988)	(125,122)

Class C:
Issued	45,653	25,730	19,541	20,037	—	—
Reinvested	38,260	24,128	3,147	4,031	38	35
Redeemed	(78,808)	(70,852)	(33,070)	(57,952)	—	—

Change in Class C	5,105	(20,994)	(10,382)	(33,884)	38	35

Class Y:
Issued	2,135,840	4,167,773	2,630,979	6,546,520	3,634,039	4,745,845
Reinvested	1,906,746	1,199,266	265,539	109,808	85,379	26,967
Redeemed	(3,621,798)	(5,367,005)	(5,823,053)	(4,738,273)	(6,169,494)	(5,042,615)

Change in Class Y	420,788	34	(2,926,535)	1,918,055	(2,450,076)	(269,803)

Change in shares	401,735	(49,682)	(2,997,204)	1,705,990	(2,515,953)	(460,434)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
From Investment Activities:
Operations:
Net investment income	$2,812,625	$2,968,857	$1,600,839	$1,997,274	$3,393,550	$4,340,495
Net realized gains (losses) from investments	667,701	(273,219)	8,348	(54,774)	717,346	(38,674)
Change in unrealized appreciation/ depreciation on investments	441,526	367,254	625,732	(94,705)	1,004,440	288,968

Change in net assets resulting from operations	3,921,852	3,062,892	2,234,919	1,847,795	5,115,336	4,590,789

Distributions to Class A Shareholders:
From net investment income	(40,697)	(46,519)	(63,059)	(75,560)	(94,683)	(104,990)
Distributions to Class B Shareholders:
From net investment income	—	—	—	—	(18,221)	(40,257)
Distributions to Class C Shareholders:
From net investment income	(16,899)	(21,528)	(243)	(241)	(31,569)	(53,618)
Distributions to Class Y Shareholders:
From net investment income	(2,752,365)	(2,884,130)	(1,537,537)	(1,921,473)	(3,249,077)	(4,148,773)

Change in net assets from shareholder distributions	(2,809,961)	(2,952,177)	(1,600,839)	(1,997,274)	(3,393,550)	(4,347,638)

Capital Transactions:
Change in net assets from capital share transactions	(1,719,939)	1,999,489	(4,135,556)	(12,448,040)	(16,415,431)	(11,429,346)

Change in net assets	(608,048)	2,110,204	(3,501,476)	(12,597,519)	(14,693,645)	(11,186,195)

Net Assets:
Beginning of year	64,303,086	62,192,882	53,020,225	65,617,744	90,024,012	101,210,207

End of year	$63,695,038	$64,303,086	$49,518,749	$53,020,225	$75,330,367	$90,024,012

Undistributed (distributions in excess of) net investment income	$(7,382)	$(7,378)	$762	$762	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007
Capital Transactions:
Class A:
Proceeds from shares issued	$96,490	$20,205	$19,987	$42,943	$858,808	$132,054
Dividends reinvested	36,453	39,954	51,745	64,014	54,613	58,205
Cost of shares redeemed	(109,635)	(340,020)	(317,241)	(719,044)	(451,758)	(285,647)

Change in net assets from Class A	$23,308	$(279,861)	$(245,509)	$(612,087)	$461,663	$(95,388)

Class B:
Proceeds from shares issued					$45,565	$4,275
Dividends reinvested					16,895	37,740
Cost of shares redeemed					(446,815)	(458,927)

Change in net assets from Class B					$(384,355)	$(416,912)

Class C:
Proceeds from shares issued	$86,028	$98,451	$—	$—	$225,776	$302,132
Dividends reinvested	16,723	21,344	241	243	31,069	52,928
Cost of shares redeemed	(158,013)	(286,055)	—	—	(466,888)	(757,324)

Change in net assets from Class C	$(55,262)	$(166,260)	$241	$243	$(210,043)	$(402,264)

Class Y:
Proceeds from shares issued	$18,166,175	$18,637,875	$10,990,527	$6,723,639	$23,194,578	$18,585,051
Dividends reinvested	544,487	326,887	78,588	6,468	1,347,356	1,840,631
Cost of shares redeemed	(20,398,647)	(16,519,152)	(14,959,403)	(18,566,303)	(40,824,630)	(30,940,464)

Change in net assets from Class Y	$(1,687,985)	$2,445,610	$(3,890,288)	$(11,836,196)	$(16,282,696)	$(10,514,782)

Change in net assets from capital transactions	$(1,719,939)	$1,999,489	$(4,135,556)	$(12,448,040)	$(16,415,431)	$(11,429,346)

Share Transactions:
Class A:
Issued	9,913	2,103	1,966	4,260	83,669	13,116
Reinvested	3,755	4,168	5,114	6,355	5,330	5,783
Redeemed	(11,302)	(35,467)	(31,280)	(71,276)	(43,927)	(28,448)

Change in Class A	2,366	(29,196)	(24,200)	(60,661)	45,072	(9,549)

Class B:
Issued					4,490	425
Reinvested					1,651	3,749
Redeemed					(43,853)	(45,582)

Change in Class B					(37,712)	(41,408)

Class C:
Issued	8,842	10,275	—	—	22,011	30,003
Reinvested	1,724	2,228	24	24	3,034	5,257
Redeemed	(16,269)	(29,825)	—	—	(45,562)	(75,186)

Change in Class C	(5,703)	(17,322)	24	24	(20,517)	(39,926)

Class Y:
Issued	1,874,839	1,939,987	1,081,831	664,404	2,254,832	1,843,594
Reinvested	56,045	34,045	7,712	639	131,548	182,747
Redeemed	(2,092,111)	(1,718,044)	(1,472,590)	(1,833,587)	(3,979,619)	(3,071,568)

Change in Class Y	(161,227)	255,988	(383,047)	(1,168,544)	(1,593,239)	(1,045,227)

Change in shares	(164,564)	209,470	(407,223)	(1,229,181)	(1,606,396)	(1,136,110)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)(a)
Common Stocks (98.3%)
China (6.3%)
Consumer Discretionary (2.8%)
1,093,000	China Resources Enterprise Ltd.	2,780,083

Energy (0.5%)
310,000	China Oilfield Services Ltd., Class H	459,286

Telecommunications (3.0%)
5,426,000	China Telecom Corp. Ltd., Class H	2,960,134

		6,199,503

Hong Kong (25.0%)
Consumer Discretionary (7.3%)
369,000	Cheung Kong Holdings Ltd.	5,162,597
150,000	China Merchants Holdings International Co. Ltd.	572,167
85,600	Esprit Holdings Ltd.	910,847
177,200	Li & Fung Ltd.	598,604

		7,244,215

Energy (1.1%)
696,500	CNOOC Ltd.	1,027,609

Financials (3.9%)
630,000	Hang Lung Group Ltd.	2,794,176
82,000	Wing Hang Bank Ltd.	1,096,639

		3,890,815

Industrials (6.3%)
117,242	Kerry Properties Ltd.	619,201
437,500	Swire Pacific Ltd., Class A	4,673,052
450,000	Swire Pacific Ltd., Class B	956,621

		6,248,874

Utilities (6.4%)
138,000	CLP Holdings Ltd.	1,129,319
2,349,680	Hong Kong & China Gas Co. Ltd.	5,171,137

		6,300,456

		24,711,969

India (0.6%)
Information Technology (0.6%)
14,500	Infosys Technologies Ltd., ADR	571,155

Malaysia (11.1%)
Consumer Discretionary (1.9%)
1,048,900	Genting Berhad	1,887,488

Financials (1.4%)
513,700	Bumiputra-Commerce Holdings Berhad	1,372,305

Industrials (7.8%)
2,381,750	IOI Corp. Berhad	4,183,596
1,387,800	Tenaga Nasional Berhad	3,562,022

		7,745,618

		11,005,411

Papua New Guinea (7.6%)
Metals and Mining (7.6%)
2,890,215	Lihir Gold Ltd. (b)	7,509,338

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Philippines (3.1%)
Financials (1.4%)
207,538	Ayala Corp.	1,369,613

Telecommunications (1.7%)
14,708	Philippine Long Distance Telephone Co.	834,401
14,700	Philippine Long Distance Telephone Co., ADR	835,695

		1,670,096

		3,039,709

Singapore (11.2%)
Consumer Staples (1.2%)
381,000	Fraser & Neave Ltd.	1,224,793

Financials (4.2%)
98,000	Great Eastern Holdings Ltd.	1,114,133
498,346	Oversea-Chinese Banking Corp. Ltd.	3,048,024

		4,162,157

Industrials (2.6%)
325,000	Keppel Corp. Ltd.	2,509,921

Telecommunications (3.2%)
769,000	Singapore Telecommunications Ltd.	2,001,469
577,290	Starhub Ltd.	1,175,136

		3,176,605

		11,073,476

South Korea (12.6%)
Consumer Discretionary (3.7%)
8,980	LG Corp.	573,656
5,969	Shinsegae Co. Ltd.	3,073,291

		3,646,947

Financials (2.0%)
9,856	Samsung Fire & Marine Insurance Co. Ltd.	1,945,112

Information Technology (5.3%)
11,420	S1 Corp.	600,950
8,440	Samsung Electronics Co. Ltd.	4,670,641

		5,271,591

Pharmaceuticals (1.6%)
7,569	Yuhan Corp.	1,571,157

		12,434,807

Taiwan (16.8%)
Consumer Staples (2.7%)
322,000	President Chain Store Corp.	991,670
1,262,280	Uni-President Enterprises Corp.	1,672,824

		2,664,494

Electrical Components & Equipment (2.2%)
849,111	Delta Electronics, Inc.	2,161,292

Financials (0.4%)
1,022,200	E.SUN Financial Holding Co. Ltd. (b)	446,253

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Taiwan, continued
Information Technology (8.0%)
117,160	MediaTek, Inc.	1,214,996
522,645	Powertech Technology, Inc.	1,480,982
2,874,991	Taiwan Semiconductor Manufacturing Co. Ltd.	5,194,114

		7,890,092

Telecommunications (3.5%)
1,382,454	Chunghwa Telecom Co. Ltd. (b)	3,499,231

		16,661,362

Thailand (4.0%)
Energy (1.7%)
225,100	PTT Public Co. Ltd.	1,694,807

Financials (1.2%)
580,100	Kasikornbank Public Co. Ltd.	1,152,560

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Thailand, continued
Telecommunications (1.1%)
527,900	Advanced Info Service Public Co. Ltd.	1,072,519

		3,919,886

Total Common Stocks (Cost $88,100,013)		97,126,616

Investment Companies (0.9%)
866,033	Victory Federal Money Market Fund, Investor Shares, 1.93% (c)	866,033

Total Investment Companies (Cost $866,033)		866,033

Total Investments (Cost $88,966,046) (d)—99.2%		97,992,649
Other assets in excess of liabilities—0.8%		826,861

Net Assets—100.0%		98,819,510

(a)	Securities were fair valued on July 31, 2008.
(b)	Non-income producing security.
(c)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(d)	Cost for federal income tax purposes is $89,020,060. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$15,769,493
Unrealized depreciation	(6,796,904)

Net unrealized appreciation	$8,972,589

ADR—American Depositary Receipt

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)(a)
Common Stocks (99.5%)
Australia (3.1%)
Energy (0.5%)
18,598	Woodside Petroleum Ltd.	933,498

Financials (0.5%)
50,059	Westpac Banking Corp.	1,004,768

Materials (2.1%)
52,480	BHP Billiton Ltd.	1,957,913
15,936	Rio Tinto Ltd.	1,865,016

		3,822,929

		5,761,195

Austria (0.8%)
Financials (0.8%)
22,577	Erste Bank de Oesterreichischen Sparkassen AG	1,439,444

Brazil (4.9%)
Energy (1.6%)
30,045	Petroleo Brasileiro SA, ADR	1,679,816
29,200	Petroleo Brasileiro SA, ADR, Preferred Shares	1,338,528

		3,018,344

Financials (0.6%)
55,078	Banco Itau Holding Financeira SA, ADR	1,173,161

Materials (2.0%)
63,260	Companhia Vale do Rio Doce (CVRD), ADR	1,899,698
64,253	Companhia Vale do Rio Doce (CVRD), ADR, Preferred Shares	1,681,501

		3,581,199

Utilities (0.7%)
56,049	Companhia Energetica de Minas Gerais SA, ADR	1,331,164

		9,103,868

Canada (4.6%)
Energy (2.0%)
55,154	Cameco Corp.	1,981,683
30,999	Suncor Energy, Inc.	1,689,446

		3,671,129

Financials (2.1%)
24,846	Bank of Nova Scotia	1,213,054
23,460	IGM Financial, Inc.	979,467
44,107	Manulife Financial Corp.	1,624,461

		3,816,982

Telecommunications (0.5%)
28,593	Rogers Communications, Inc.	966,134

		8,454,245

China (5.4%)
Consumer Discretionary (1.3%)
2,196,000	Denway Motors Ltd.	777,094
53,033	Focus Media Holding Ltd., ADR (b)	1,575,610

		2,352,704

Shares	Security Description	Value ($)(a)
Common Stocks, continued
China, continued
Energy (0.6%)
303,500	China Shenhua Energy Co. Ltd.	1,119,979

Financials (1.3%)
1,548,000	Agile Property Holdings Ltd.	1,441,465
272,500	China Merchants Bank Co. Ltd.	982,003

		2,423,468

Health Care (0.3%)
14,255	China Medical Technologies, Inc.	683,100

Industrials (1.4%)
850,000	China Communications Construction Co. Ltd., Class H	1,583,898
196,000	Weichai Power Co. Ltd.	981,356

		2,565,254

Telecommunications (0.5%)
68,000	China Mobile Ltd.	908,515

		10,053,020

Denmark (1.2%)
Industrials (1.2%)
17,442	Vestas Wind Systems A/S (b)	2,275,016

France (9.8%)
Consumer Discretionary (1.5%)
9,742	LVMH Moet Hennessy Louis Vuitton SA	1,071,308
7,124	PPR	772,769
23,193	Vivendi Universal SA	969,617

		2,813,694

Consumer Staples (1.3%)
26,667	Carrefour SA	1,361,869
13,593	Groupe DANONE	1,008,097

		2,369,966

Energy (1.5%)
21,767	GDF SUEZ	1,362,146
18,363	Total SA, ADR	1,404,402

		2,766,548

Financials (1.6%)
51,226	AXA, ADR	1,505,532
14,560	BNP Paribas SA	1,435,218

		2,940,750

Industrials (0.7%)
11,586	Schneider Electric SA	1,282,781

Materials (0.9%)
18,243	ArcelorMittal	1,613,664

Media (0.5%)
50,920	Societe Television Francaise 1	872,252

Telecommunications (1.1%)
19,289	Iliad SA	2,125,841

Utilities (0.7%)
15,185	Electricite de France	1,319,322

		18,104,818

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Germany (8.5%)
Consumer Discretionary (1.4%)
42,819	Adidas	2,617,747

Consumer Staples (0.5%)
21,900	Henkel AG & Co. KGaA	872,922

Financials (1.3%)
40,180	Commerzbank AG	1,282,562
10,628	Deutsche Boerse AG	1,202,756

		2,485,318

Health Care (0.5%)
7,131	Merck KGaA	861,175

Industrials (1.1%)
10,235	Q-Cells AG (b)	989,475
9,060	Siemens AG	1,101,201

		2,090,676

Information Technology (1.8%)
56,200	SAP AG, ADR	3,248,922

Materials (1.2%)
14,437	Bayer AG	1,240,991
5,106	Wacker Chemie AG	1,055,618

		2,296,609

Utilities (0.7%)
6,450	E.ON AG	1,232,171

		15,705,540

Greece (1.2%)
Consumer Discretionary (0.3%)
20,432	Folli-Follie SA, Registered Shares	513,878

Financials (0.9%)
28,966	National Bank of Greece SA	1,364,337
15,410	Piraeus Bank SA	460,162

		1,824,499

		2,338,377

Hong Kong (2.2%)
Consumer Discretionary (1.6%)
192,700	Esprit Holdings Ltd.	2,050,470
290,000	Li & Fung Ltd.	979,657

		3,030,127

Information Technology (0.6%)
1,087,000	Foxconn International Holdings Ltd. (b)	1,030,579

		4,060,706

India (2.1%)
Financials (0.6%)
13,025	HDFC Bank Ltd., ADR	1,018,295

Information Technology (1.5%)
72,636	Infosys Technologies Ltd., ADR	2,861,132

		3,879,427

Israel (0.7%)
Health Care (0.7%)
27,616	Teva Pharmaceutical Industries Ltd., ADR	1,238,301

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Italy (2.8%)
Energy (2.1%)
38,413	ENI SpA	1,296,108
68,673	Saipem SpA	2,654,799

		3,950,907

Financials (0.7%)
211,136	UniCredito Italiano SpA	1,257,784

		5,208,691

Japan (12.7%)
Chemicals (1.2%)
38,000	Shin-Etsu Chemical Co. Ltd.	2,325,254

Consumer Discretionary (1.1%)
36,700	Denso Corp.	953,572
16,300	Yamada Denki Co. Ltd.	1,104,758

		2,058,330

Financials (3.7%)
205,000	Bank of Yokohama Ltd. (The)	1,322,108
85,500	Nomura Holdings, Inc.	1,234,045
8,950	ORIX Corp.	1,355,212
46,900	Promise Co. Ltd.	1,194,652
243,000	Sumitomo Trust & Banking Co. Ltd. (The)	1,673,471

		6,779,488

Health Care (0.5%)
52,000	Shionogi & Co. Ltd.	1,018,545

Industrials (2.1%)
11,500	FANUC Ltd.	913,364
67,000	NGK Insulators Ltd.	974,918
68,900	Sumitomo Corp.	930,168
55,300	THK Co. Ltd.	986,739

		3,805,189

Information Technology (3.6%)
19,550	Canon, Inc.	893,662
14,600	Nidec Corp.	1,031,385
7,800	Nintendo Co. Ltd.	3,784,976
107,000	Yaskawa Electric Corp.	900,804

		6,610,827

Materials (0.0%)
2,100	Nitto Denko Corp.	60,130

Telecommunications (0.5%)
160	KDDI Corp.	916,697

		23,574,460

Luxembourg (0.8%)
Telecommunications (0.8%)
18,035	Millicom International Cellular SA	1,395,548

Malaysia (0.5%)
Financials (0.5%)
323,000	Bumiputra-Commerce Holdings Berhad	862,867

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Mexico (1.3%)
Consumer Staples (0.5%)
23,853	Wal-Mart de Mexico SA de CV, ADR	970,953

Telecommunications (0.8%)
27,363	America Movil SAB de CV, Series L	1,381,558

		2,352,511

Netherlands (0.6%)
Consumer Discretionary (0.6%)
33,190	Koninklijke (Royal) Philips Electronics NV	1,104,563

Norway (1.5%)
Energy (0.8%)
61,300	Subsea 7, Inc. (b)	1,441,182

Industrials (0.7%)
47,276	Renewable Energy Corp. AS (b)	1,369,761

		2,810,943

Russia (4.8%)
Consumer Staples (0.4%)
7,576	Wimm-Bill-Dann Foods, ADR (b)	737,145

Energy (2.1%)
16,670	LUKOIL, ADR	1,391,945
51,652	OAO Gazprom, ADR	2,488,077

		3,880,022

Materials (1.8%)
18,631	Evraz Group SA, GDR (c)	1,788,576
72,767	JSC MMC Norilsk Nickel, ADR	1,535,383

		3,323,959

Telecommunications (0.5%)
11,775	Mobile TeleSystems ADR	840,735

		8,781,861

Singapore (1.9%)
Financials (1.3%)
108,000	DBS Group Holdings Ltd.	1,502,539
280,000	Keppel Land Ltd.	991,963

		2,494,502

Industrials (0.6%)
138,000	Keppel Corp. Ltd.	1,065,751

		3,560,253

South Africa (0.7%)
Telecommunications (0.7%)
78,945	MTN Group Ltd.	1,353,139

South Korea (1.9%)
Financials (0.4%)
13,945	Kookmin Bank	790,967

Information Technology (1.5%)
5,037	Samsung Electronics Co. Ltd.	2,787,443

		3,578,410

Shares	Security Description	Value ($)(a)
Common Stocks, continued
Spain (3.3%)
Financials (2.5%)
73,289	Banco Bilbao Vizcaya Argentaria SA	1,346,713
170,226	Banco Santander Central Hispano SA	3,313,453

		4,660,166

Telecommunications (0.8%)
57,020	Telefonica SA	1,479,388

		6,139,554

Switzerland (8.1%)
Consumer Staples (1.2%)
52,228	Nestle SA	2,291,417

Financials (1.5%)
55,318	Credit Suisse Group	2,763,112

Health Care (4.2%)
5,999	Lonza Group AG, Registered Shares	869,690
34,452	Nobel Biocare Holding AG	1,059,318
44,435	Novartis AG	2,638,417
17,177	Roche Holding AG, Genusschien	3,174,260

		7,741,685

Industrials (0.6%)
44,192	ABB Ltd. (b)	1,158,784

Materials (0.6%)
3,500	Syngenta AG	1,018,993

		14,973,991

Taiwan (0.6%)
Information Technology (0.6%)
594,903	Taiwan Semiconductor Manufacturing Co. Ltd.	1,074,783

United Kingdom (13.5%)
Consumer Discretionary (1.0%)
199,033	British Sky Broadcasting Group PLC	1,783,678

Consumer Staples (1.3%)
349,738	Tesco PLC	2,483,895

Energy (0.8%)
59,666	Wellstream Holdings PLC (b)(c)	1,409,252

Financials (4.6%)
226,213	HBOS PLC	1,290,726
82,509	HSBC Holdings PLC	1,357,802
237,414	ICAP PLC	2,341,779
146,239	Man Group PLC	1,766,195
158,550	Prudential Corp. PLC	1,697,658

		8,454,160

Health Care (1.5%)
16,086	AstraZeneca PLC	781,726
185,939	Smith & Nephew PLC	1,985,293

		2,767,019

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)(a)
Common Stocks, continued
United Kingdom, continued
Industrials (1.2%)
234,111	Michael Page International PLC	1,192,713
25,394	Vedanta Resources PLC	1,004,021

		2,196,734

Information Technology (1.7%)
603,786	ARM Holdings PLC	1,138,634
96,772	Autonomy Corp. PLC (b)	2,038,585

		3,177,219

Materials (0.7%)
41,712	BHP Billiton Ltd. PLC	1,380,282

Telecommunications (0.7%)
48,659	Vodafone Group PLC, ADR	1,305,521

		24,957,760

Total Common Stocks (Cost $183,096,047)		184,143,291

Rights (0.1%)
France (0.1%)
Water (0.1%)
22,804	Suez Environnement SA (b)	163,966

Total Rights (Cost $162,081)		163,966

Shares	Security Description	Value ($)(a)
Exchange Traded Funds (0.5%)
United States (0.5%)
Equity Fund (0.5%)
11,294	iShares MSCI EAFE Index Fund	749,808
4,355	iShares MSCI Emerging Markets Index Fund	185,741

Total Exchange Traded Funds (Cost $946,866)		935,549

Total Investments (Cost $184,204,994) (d)—100.1%		185,242,806
Liabilities in excess of other assets—(0.1)%		(294,781)

Net Assets—100.0%		184,948,025

(a)	Securities were fair valued on July 31, 2008.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Cost for federal income tax purposes is $185,293,724. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$19,635,775
Unrealized depreciation	(19,686,693)

Net unrealized appreciation	$(50,918)

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PLC—Public Liability Co.

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2008

At July 31, 2008 the Fund’s foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Value	Unrealized Appreciation/ Depreciation
Short:
Australian Dollar	8/5/08	(113,256)	$(106,630)	$(106,545)	$85
Canadian Dollar	8/1/08	(48,514)	(47,257)	(47,391)	(134)
Swiss Franc	8/4/08	(545,892)	(521,088)	(521,311)	(223)
Euro	8/1/08	(565,528)	(879,961)	(882,052)	(2,091)
	8/4/08	(27,741)	(43,080)	(43,259)	(179)
Japanese Yen	8/1/08	(19,510,836)	(180,206)	(180,874)	(668)
	8/4/08	(87,451,330)	(807,415)	(810,902)	(3,487)
Malaysian Riggit	8/4/08	(62,057)	(19,015)	(19,068)	(53)
Singapore Dollar	8/4/08	(100,389)	(73,266)	(73,448)	(182)

Total Short Contracts			$(2,677,918)	$(2,684,850)	$(6,932)

Long:
Great British Pound	8/1/08	196,143	$391,560	$388,733	$(2,827)
South African Rand	8/4/08	323,505	43,179	44,110	931

Total Long Contracts			$434,739	$432,843	$(1,896)

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks (98.7%)
Commercial Services (2.4%)
33,012	ATC Technology Corp. (a)	829,261
17,600	Heartland Payment Systems, Inc.	404,976
32,400	Houston Wire & Cable Co.	637,632
103,000	Navigant Consulting, Inc. (a)	1,903,440
13,100	United Rentals, Inc. (a)	211,958
15,900	ValueClick, Inc. (a)	189,210
46,122	Watson Wyatt & Co. Holdings	2,672,309
14,300	WESCO International, Inc. (a)	538,395

		7,387,181

Consumer Discretionary (13.7%)
24,900	Aaron Rents, Inc.	684,003
63,472	Aeropostale, Inc. (a)	2,046,972
14,800	American Eagle Outfitters, Inc.	207,200
14,800	American Greetings Corp., Class A	219,336
16,500	AnnTaylor Stores Corp. (a)	372,075
18,499	Apogee Enterprises, Inc.	319,663
9,600	Barnes & Noble, Inc.	227,136
39,100	Big Lots, Inc. (a)	1,190,986
21,100	Brown Shoe Co., Inc.	340,554
21,800	Buckeye Technologies, Inc. (a)	212,550
24,189	Cato Corp. (The)	432,741
16,700	CEC Entertainment, Inc. (a)	582,162
4,231	Central European Media Enterprises Ltd., Class A (a)	352,231
25,002	Charlotte Russe Holding, Inc. (a)	324,026
26,000	Chattem, Inc. (a)	1,676,220
14,200	Choice Hotels International, Inc.	352,870
7,700	Consolidated Graphics, Inc. (a)	257,950
9,000	CPI Corp.	123,930
24,467	Deckers Outdoor Corp. (a)	2,765,016
22,400	DeVry, Inc.	1,272,544
24,110	Elizabeth Arden, Inc. (a)	393,716
32,500	Fresh Del Monte Produce, Inc. (a)	685,100
7,600	Fuel Systems Solutions, Inc. (a)	284,392
134,600	Furniture Brands International, Inc.	1,597,702
20,400	Genesco, Inc. (a)	599,760
25,000	Gymboree Corp. (The) (a)	935,000
16,100	Helen of Troy Ltd. (a)	331,016
42,100	Hot Topic, Inc. (a)	264,809
51,642	ICF International, Inc. (a)	978,099
59,300	IKON Office Solutions, Inc.	847,990
13,053	International Speedway Corp., Class A	480,220
17,927	ITT Educational Services, Inc. (a)	1,587,974
9,048	Jack in the Box, Inc. (a)	195,256
53,799	JAKKS Pacific, Inc. (a)	1,182,502
9,700	Lear Corp. (a)	139,777
16,961	Live Nation, Inc. (a)	214,048
39,600	Martha Stewart Living Omnimedia, Inc., Class A (a)	288,684
22,600	Marvel Entertainment, Inc. (a)	784,220
6,100	MAXIMUS, Inc.	226,371
27,700	Meritage Homes Corp. (a)	499,985
15,349	Movado Group, Inc.	330,003
24,683	Netflix, Inc. (a)	762,458
19,300	Pactiv Corp. (a)	465,323

Shares	Security Description	Value ($)
Common Stocks, continued
Consumer Discretionary, continued
10,490	Papa John’s International, Inc. (a)	296,762
22,700	PeopleSupport, Inc. (a)	210,656
9,600	Perry Ellis International, Inc. (a)	208,800
10,800	Phillips Van Heusen Corp.	382,320
5,700	Polaris Industries, Inc.	243,960
10,000	Pre-Paid Legal Services, Inc. (a)	420,200
11,747	Priceline.com, Inc. (a)	1,350,317
40,700	Quiksilver, Inc. (a)	312,169
43,555	Rent-A-Center, Inc. (a)	923,366
15,200	Rick’s Cabaret International, Inc. (a)	232,560
40,107	Sally Beauty Holdings, Inc. (a)	296,792
17,385	Scholastic Corp.	448,359
67,113	Skechers USA, Inc., Class A (a)	1,268,436
18,635	Sotheby’s Holdings, Inc.	516,935
97,352	Source Interlink Cos., Inc. (a)	165,498
31,700	Spartan Motors, Inc.	171,814
18,483	Steven Madden Ltd. (a)	415,683
2,200	Strayer Education, Inc.	489,940
13,764	Tenneco, Inc. (a)	198,477
76,200	True Religion Apparel, Inc. (a)	1,969,008
95,700	Valassis Communications, Inc. (a)	844,074
28,100	Warnaco Group, Inc. (The) (a)	1,178,795
13,400	Winn-Dixie Stores, Inc. (a)	212,926
54,800	WMS Industries, Inc. (a)	1,544,264
14,459	Wolverine World Wide, Inc.	386,489

		42,723,170

Consumer Staples (6.2%)
15,800	Andersons, Inc. (The)	718,110
23,700	BJ’s Wholesale Club, Inc. (a)	889,461
27,100	Central European Distribution Corp. (a)	1,977,216
54,300	Children’s Place Retail Stores, Inc. (The) (a)	2,066,115
26,000	Chiquita Brands International, Inc. (a)	399,100
49,736	Comfort Systems USA, Inc.	659,499
1,489	Corn Products International, Inc.	69,253
156,400	Darling International, Inc. (a)	2,530,552
122,100	Del Monte Foods Co.	1,036,629
29,100	Diamond Foods, Inc.	707,712
16,321	Ennis, Inc.	252,160
158,400	Finish Line, Inc. (The), Class A (a)	1,718,640
10,200	Hansen Natural Corp. (a)	233,172
45,800	Jones Apparel Group, Inc.	766,692
25,798	Longs Drug Stores Corp.	1,206,057
24,067	Mannatech, Inc.	159,564
82,800	Nu Skin Enterprises, Inc., Class A	1,338,048
58,838	Pantry, Inc. (a)	940,820
10,200	Ralcorp Holdings, Inc. (a)	550,392
22,600	Stage Stores, Inc.	334,932
12,600	Tupperware Brands Corp.	491,400
106,800	Wet Seal, Inc. (The), Class A (a)	468,852

		19,514,376

Energy (5.8%)
16,110	Atmos Energy Corp.	426,432
14,700	Atwood Oceanics, Inc. (a)	674,877
11,600	Berry Petroleum Co., Class A	499,264

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Energy, continued
28,163	Callon Petroleum Co. (a)	647,468
19,376	Cleco Corp.	486,919
15,500	Comstock Resources, Inc. (a)	945,655
19,100	CVR Energy, Inc. (a)	302,735
29,791	Delek US Holdings, Inc.	238,030
28,500	Frontier Oil Corp.	520,125
17,682	Great Plains Energy, Inc.	446,647
53,100	Grey Wolf, Inc. (a)	453,474
6,800	Gulf Island Fabrication, Inc.	301,580
54,747	Headwaters, Inc. (a)	717,733
15,800	Holly Corp.	451,564
9,300	Mariner Energy, Inc. (a)	246,078
39,532	Parker Drilling Co. (a)	319,023
26,000	Petroleum Development Corp. (a)	1,438,060
45,418	Pioneer Drilling Co. (a)	721,692
82,000	Rosetta Resources, Inc. (a)	1,936,840
20,901	Southwest Gas Corp.	604,039
22,718	St. Mary Land & Exploration Co.	966,878
25,700	Stone Energy Corp. (a)	1,311,214
37,916	Swift Energy Co. (a)	1,926,891
16,004	Trico Marine Services, Inc. (a)	408,422
45,054	Union Drilling, Inc. (a)	867,740
8,300	W&T Offshore, Inc.	367,358

		18,226,738

Financials (9.6%)
21,262	Allied World Assurance Co. Holdings Ltd.	884,712
33,800	American Equity Investment Life Holding Co.	295,412
18,700	American Physicians Capital, Inc.	930,886
82,706	Amerisafe, Inc. (a)	1,502,768
25,500	AmTrust Financial Services, Inc.	371,535
10,959	Argo Group International Holdings Ltd. (a)	373,044
25,800	Aspen Insurance Holdings Ltd.	655,062
17,000	Calamos Asset Management, Inc.	347,820
13,600	Cash America International, Inc.	573,376
19,200	Cohen & Steers, Inc.	480,384
22,000	Community Bank System, Inc.	519,200
4,000	Cullen/Frost Bankers, Inc.	210,960
69,410	CVB Financial Corp.	785,721
23,396	Deluxe Corp.	334,563
63,700	Dime Community Bancshares	1,065,701
17,467	Dollar Financial Corp. (a)	337,812
23,200	EZCORP, Inc., Class A (a)	417,136
24,949	F.N.B. Corp.	282,672
16,800	FCStone Group, Inc. (a)	323,568
73,046	First Commonwealth Financial Corp.	832,724
48,347	First Niagara Financial Group, Inc.	676,375
12,600	FPIC Insurance Group, Inc. (a)	629,370
13,600	Glacier Bancorp, Inc.	294,712
5,700	Greenhill & Co., Inc.	350,151
6,800	Hancock Holding Co.	305,252
14,500	Interactive Brokers Group, Inc., Class A (a)	406,870
54,768	Knight Capital Group, Inc. (a)	897,647

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
35,400	National Penn Bancshares, Inc.	475,422
8,600	Navigators Group, Inc. (a)	409,016
38,300	Old National Bancorp	581,394
20,100	optionsXpress Holdings, Inc.	498,681
27,200	Oriental Financial Group, Inc.	472,464
13,100	Platinum Underwriters Holdings Ltd.	472,910
14,140	ProAssurance Corp. (a)	692,012
33,400	Provident Financial Services, Inc.	487,306
20,100	Provident New York Bancorp	246,828
11,900	S&T Bancorp, Inc.	399,126
17,567	Safety Insurance Group, Inc.	746,070
29,500	SeaBright Insurance Holdings, Inc. (a)	339,250
23,737	Selective Insurance Group, Inc.	512,719
18,600	Sterling Bancorp	261,144
98,657	Sterling Bancshares, Inc.	958,946
128,183	Susquehanna Bancshares, Inc.	1,835,581
5,069	SVB Financial Group (a)	291,924
23,200	SWS Group, Inc.	438,944
25,000	thinkorswim Group, Inc. (a)	200,750
27,097	UMB Financial Corp.	1,492,232
10,514	Umpqua Holdings Corp.	142,780
47,309	Waddell & Reed Financial, Inc., Class A	1,580,121
7,900	Westamerica Bancorp	410,800
6,754	Wilmington Trust Corp.	159,192
9,100	World Acceptance Corp. (a)	298,116
14,745	Zenith National Insurance Corp.	507,375

		29,996,536

Health Care (13.0%)
46,690	Acadia Pharmaceuticals, Inc. (a)	139,136
86,100	Adolor Corp. (a)	345,261
89,800	Alkermes, Inc. (a)	1,414,350
153,719	American Oriental Bioengineering, Inc. (a)	1,452,645
21,921	Amerigroup Corp. (a)	556,793
31,500	AngioDynamics, Inc. (a)	500,220
93,515	Arena Pharmaceuticals, Inc. (a)	634,032
11,100	Auxilium Pharmaceuticals, Inc. (a)	411,810
49,100	Bruker Corp. (a)	678,562
71,243	Celera Corp. (a)	972,467
22,600	Centene Corp. (a)	504,206
14,500	Chindex International, Inc. (a)	224,895
8,100	CONMED Corp. (a)	246,159
17,700	Cubist Pharmaceuticals, Inc. (a)	401,082
149,459	CV Therapeutics, Inc. (a)	1,400,431
99,130	Cytokinetics, Inc. (a)	523,406
51,800	Exelixis, Inc. (a)	362,600
58,138	Healthspring, Inc. (a)	1,130,784
16,200	Herbalife Ltd.	699,678
17,300	Hill-Rom Holdings, Inc.	485,957
87,252	Human Genome Sciences, Inc. (a)	578,481
16,097	ICU Medical, Inc. (a)	457,638
129,055	Incyte Pharmaceuticals, Inc. (a)	1,195,049
16,800	InterMune, Inc. (a)	288,624
91,033	Invacare Corp.	2,142,007
17,000	Kendle International, Inc. (a)	699,550

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care, continued
24,000	King Pharmaceuticals, Inc. (a)	276,240
62,906	LifePoint Hospitals, Inc. (a)	1,800,999
15,800	Martek Biosciences Corp. (a)	594,238
18,500	MedCath Corp. (a)	345,395
106,200	Medicines Co. (The) (a)	2,358,702
57,500	Merit Medical Systems, Inc. (a)	1,162,075
118,268	NPS Pharmaceuticals, Inc. (a)	632,734
22,012	Obagi Medical Products, Inc. (a)	209,554
14,400	Onyx Pharmaceuticals, Inc. (a)	583,200
51,000	Owens & Minor, Inc.	2,341,920
48,373	Perrigo Co.	1,704,181
28,195	Phoenix Cos, Inc. (The)	274,337
13,900	Progenics Pharmaceuticals, Inc. (a)	229,350
72,962	Regeneron Pharmaceuticals, Inc. (a)	1,597,138
88,689	Rigel Pharmaceuticals, Inc. (a)	2,256,248
53,800	Salix Pharmaceuticals Ltd. (a)	429,324
35,402	Sciele Pharma, Inc.	660,247
22,081	STERIS Corp.	754,508
32,106	Symmetry Medical, Inc. (a)	536,491
17,700	Theravance, Inc. (a)	282,846
23,900	Vertex Pharmaceuticals, Inc. (a)	824,550
37,822	ViroPharma, Inc. (a)	465,589
12,100	VNUS Medical Technologies, Inc. (a)	246,356
8,300	Watson Pharmaceuticals, Inc. (a)	239,953
17,586	XenoPort, Inc. (a)	805,791
60,347	ZymoGenetics, Inc. (a)	518,984

		40,576,773

Industrials (16.9%)
10,401	A.O. Smith Corp.	412,920
52,014	Actuant Corp., Class A	1,584,346
47,055	Acuity Brands, Inc.	1,922,667
4,000	Analogic Corp.	292,720
49,706	Applied Industrial Technologies	1,328,144
6,200	AZZ, Inc. (a)	283,774
9,500	Be Aerospace, Inc. (a)	243,960
10,400	Bucyrus International, Inc.	728,104
11,869	Cabot Microelectronics Corp. (a)	463,366
40,818	Ceradyne, Inc. (a)	1,891,914
1,862	CF Industries Holdings, Inc.	304,363
16,886	Checkpoint Systems, Inc. (a)	355,788
77,717	Complete Production Services, Inc. (a)	2,474,509
13,210	COMSYS IT Partners, Inc. (a)	135,403
30,632	Cox Radio, Inc., Class A (a)	302,950
22,563	CTS Corp.	290,160
14,470	Cymer, Inc. (a)	383,310
17,100	Dawson Geophysical Co. (a)	1,122,273
11,300	Ducommun, Inc. (a)	309,733
40,256	EMCOR Group, Inc. (a)	1,212,511
32,200	Encore Wire Corp.	587,006
16,426	EnPro Industries, Inc. (a)	591,500
35,800	Esterline Technologies Corp. (a)	1,746,324
11,231	First Advantage Corp., Class A (a)	170,262
10,481	FLIR Systems, Inc. (a)	426,996
13,400	Flowers Foods, Inc.	402,938
41,730	Gardner Denver, Inc. (a)	1,902,888

Shares	Security Description	Value ($)
Common Stocks, continued
Industrials, continued
15,534	Graco, Inc.	562,797
134,500	GrafTech International Ltd. (a)	3,154,025
4,800	Graham Corp.	427,200
8,500	Granite Construction, Inc.	268,855
41,886	H.B. Fuller Co.	1,047,150
13,100	HEICO Corp.	456,142
11,249	Heidrick & Struggles International, Inc.	319,022
32,363	Hub Group, Inc. (a)	1,257,626
16,500	Insteel Industries, Inc.	291,555
17,000	Intevac, Inc. (a)	181,050
22,100	ION Geophysical Corp. (a)	352,937
13,600	Koppers Holdings, Inc.	587,656
8,900	Layne Christensen Co. (a)	406,463
16,005	Lennox International, Inc.	571,378
40,100	Matthews International Corp., Class A	2,001,391
59,374	MKS Instruments, Inc. (a)	1,223,104
53,213	MPS Group, Inc. (a)	613,014
15,326	Mueller Industries, Inc.	393,418
17,000	NCI Building Systems, Inc. (a)	636,820
9,000	Nordson Corp.	635,940
30,800	Oil States International, Inc. (a)	1,690,304
61,300	Olin Corp.	1,823,062
40,688	Perini Corp. (a)	1,113,224
151,500	QLogic Corp. (a)	2,854,260
15,300	Regal-Beloit Corp.	638,775
44,990	Robbins & Myers, Inc.	2,284,142
9,600	Rock-Tenn Co.	341,280
14,200	Schnitzer Steel Industries, Inc.	1,281,408
8,861	Speedway Motorsports, Inc.	171,106
49,102	Spherion Corp. (a)	240,109
31,030	Steelcase, Inc.	309,059
16,184	Sun Hydraulic Corp.	666,781
21,731	Technitrol, Inc.	304,669
11,940	Teledyne Technologies, Inc. (a)	751,026
3,571	Triumph Group, Inc.	189,120
54,241	Ultra Clean Holdings, Inc. (a)	355,279
11,876	Varian Semiconductor Equipment Associates, Inc. (a)	347,017
15,383	W.R. Grace & Co. (a)	396,420

		53,015,413

Information Technology (15.9%)
75,682	Advanced Energy Industries, Inc. (a)	1,045,925
33,724	American Reprographics Co. (a)	539,921
139,800	Amkor Technology, Inc. (a)	1,224,648
60,248	ANSYS, Inc. (a)	2,764,178
11,300	Argon ST, Inc. (a)	280,014
59,600	Arris Group, Inc. (a)	570,372
105,400	Art Technology Group, Inc. (a)	386,818
26,300	AsiaInfo Holdings, Inc. (a)	362,151
10,474	Avid Technology, Inc. (a)	231,580
58,714	Avocent Corp. (a)	1,396,219
34,700	Axsys Technologies, Inc. (a)	2,548,368
33,496	Benchmark Electronics, Inc. (a)	490,381
42,392	Brocade Communications Systems, Inc. (a)	286,146

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
46,900	Brooks Automation, Inc. (a)	366,289
31,900	CMGI, Inc. (a)	390,456
116,100	Compuware Corp. (a)	1,277,100
39,297	CSG Systems International, Inc. (a)	697,129
8,123	Cubic Corp.	217,047
15,000	CyberSource Corp. (a)	266,250
39,400	EarthLink, Inc. (a)	354,600
23,692	EMS Technologies, Inc. (a)	490,661
142,796	Emulex Corp. (a)	1,609,311
36,800	Epicor Software Corp. (a)	248,768
4,724	FactSet Research Systems, Inc.	272,433
41,600	InfoSpace, Inc.	392,704
23,300	Ingram Micro, Inc. (a)	429,419
72,900	Insight Enterprises, Inc. (a)	930,204
72,100	Integrated Device Technology, Inc. (a)	722,442
122,119	Interwoven, Inc. (a)	1,719,436
41,906	Ixia (a)	367,097
27,969	J2 Global Communications, Inc. (a)	670,417
12,703	JDA Software Group, Inc. (a)	216,840
25,500	Kenexa Corp. (a)	476,595
32,100	Mantech International Corp. (a)	1,792,464
18,400	Measurement Specialties, Inc. (a)	317,584
26,585	Methode Electronics, Inc.	297,486
30,564	Micrel, Inc.	290,969
8,200	MicroStrategy, Inc., Class A (a)	495,608
10,425	MTS Systems Corp.	436,703
17,900	Multi-Fineline Electronix, Inc (a)	477,572
25,569	Net 1 UEPS Technologies, Inc. (a)	602,917
21,600	NETGEAR, Inc. (a)	327,240
48,200	OmniVision Technologies, Inc. (a)	527,790
15,300	OSI Systems, Inc. (a)	322,371
47,800	Parametric Technology Corp. (a)	925,886
30,700	Perficient, Inc. (a)	309,149
20,351	Perot Systems Corp., Class A (a)	340,269
14,218	Plexus Corp. (a)	405,213
59,000	Rackable Systems, Inc. (a)	746,350
16,400	Radiant Systems, Inc. (a)	187,124
6,248	Rofin-Sinar Technologies, Inc. (a)	211,557
74,000	Sapient Corp. (a)	478,040
20,400	Sigma Designs, Inc. (a)	357,816
206,300	Silicon Image, Inc. (a)	1,446,163
147,943	Skyworks Solutions, Inc. (a)	1,399,541
37,176	Sohu.com, Inc. (a)	2,806,045
27,700	Solera Holdings, Inc. (a)	803,023
49,947	Sonicwall, Inc. (a)	291,691
16,721	SPSS, Inc. (a)	552,629
26,388	Sybase, Inc. (a)	886,901
23,700	Sykes Enterprises, Inc. (a)	418,542
16,800	Take-Two Interactive Software, Inc. (a)	383,040
203,967	TIBCO Software, Inc. (a)	1,674,569
60,000	Trident Microsystems, Inc. (a)	178,200
162,500	Triquint Semiconductor, Inc. (a)	914,875
33,300	TTM Technologies, Inc. (a)	374,625
24,100	Ultratech, Inc. (a)	355,234
97,797	United Online, Inc.	1,062,075

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
23,328	Vignette Corp. (a)	262,673
65,332	Vishay Intertechnology, Inc. (a)	586,028
64,900	Volterra Semiconductor Corp. (a)	1,064,360
20,900	Zoran Corp. (a)	172,843

		49,725,084

Materials (3.8%)
30,371	A. Schulman, Inc.	705,518
18,000	Aventine Renewable Energy Holdings, Inc. (a)	122,400
14,183	Belden, Inc.	523,636
9,682	Carpenter Technology Corp.	374,694
8,512	Century Aluminum Co. (a)	505,783
2,802	Cleveland Cliffs, Inc.	303,765
32,100	Columbus McKinnon Corp. (a)	825,291
5,600	Compass Minerals International, Inc.	423,360
61,200	Entegris, Inc. (a)	387,396
27,685	Greif, Inc., Class A	1,684,356
14,800	L.B. Foster Co., Class A (a)	569,356
8,400	Massey Energy Co.	623,700
28,100	National Coal Corp. (a)	196,700
5,700	NewMarket Corp.	352,032
14,300	Olympic Steel, Inc.	727,155
16,072	OM Group, Inc. (a)	540,019
17,000	Park Electrochemical Corp.	430,780
75,700	PolyOne Corp. (a)	567,750
27,700	ShengdaTech, Inc. (a)	269,798
15,900	Stillwater Mining Co. (a)	151,050
12,656	Terra Industries, Inc.	683,424
7,300	Universal Stainless & Alloy Products, Inc. (a)	278,568
6,500	Walter Industries, Inc.	681,655

		11,928,186

Oil & Gas (2.1%)
19,000	ATP Oil & Gas Corp. (a)	540,550
15,300	Brigham Exploration Co. (a)	214,200
60,100	Concho Resources, Inc. (a)	1,968,275
13,400	GeoResources, Inc. (a)	216,946
84,000	Gran Tierra Energy, Inc. (a)	425,880
87,100	McMoRan Exploration Co. (a)	2,336,893
10,500	Rex Energy Corp. (a)	208,950
79,800	VAALCO Energy, Inc. (a)	522,690

		6,434,384

Real Estate Investment Trusts (4.2%)
1,173	Alexander’s, Inc. (a)	416,110
176,500	Anworth Mortgage Asset Corp.	1,050,175
61,236	Ashford Hospitality Trust	243,107
25,731	BioMed Realty Trust, Inc.	663,860
35,300	Brandywine Realty Trust	566,565
41,913	Cedar Shopping Centers, Inc.	534,810
10,200	Corporate Office Property Trust	396,576
17,689	Entertainment Properties Trust	948,838
45,900	Extra Space Storage, Inc.	650,403
15,278	First Industrial Realty Trust, Inc.	378,742
53,400	HRPT Properties Trust	374,334
38,500	Lexington Realty Trust	554,400

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Real Estate Investment Trusts, continued
44,320	Medical Properties Trust, Inc.	491,509
54,700	MFA Mortgage Investments, Inc.	352,815
4,700	Mid-America Apartment Communities, Inc.	270,109
29,836	National Retail Properties, Inc.	630,733
46,800	NorthStar Realty Finance Corp.	392,184
26,537	Omega Healthcare Investors, Inc.	458,294
21,791	Pennsylvania Real Estate Investment Trust	401,390
119,300	RAIT Financial Trust	793,345
19,317	Realty Income Corp.	486,595
29,900	Senior Housing Properties Trust	629,395
118,692	Sunstone Hotel Investors, Inc.	1,535,874

		13,220,163

Telecommunications (1.9%)
22,100	ADC Telecommunications, Inc. (a)	209,066
23,464	Atlantic Tele-Network, Inc.	717,764
47,300	Centennial Communications Corp. (a)	380,292
93,402	Cincinnati Bell, Inc. (a)	364,268
17,659	NTELOS Holdings Corp.	422,226
21,700	Oplink Communications, Inc. (a)	235,879
19,700	Plantronics, Inc.	479,695
128,400	Premiere Global Services, Inc. (a)	1,940,124
25,000	RCN Corp. (a)	304,250
23,700	tw telecom, Inc. (a)	378,726
44,100	UTStarcom, Inc. (a)	208,152
66,800	Virgin Mobile USA, Inc., Class A (a)	182,364

		5,822,806

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation (1.4%)
14,500	Arkansas Best Corp.	538,530
13,400	Genesee & Wyoming, Inc. (a)	542,298
8,400	GulfMark Offshore, Inc. (a)	421,512
26,862	Landstar System, Inc.	1,358,680
3,500	Overseas Shipholding Group, Inc.	275,625
23,200	Pacer International, Inc.	550,768
34,629	Werner Enterprises, Inc.	824,516

		4,511,929

Utilities (1.8%)
15,300	Avista Corp.	346,086
14,529	El Paso Electric Co. (a)	300,169
10,800	Laclede Group, Inc. (The)	458,028
18,082	New Jersey Resources Corp.	616,415
19,800	Nicor, Inc.	788,436
28,183	Northwest Natural Gas Co.	1,275,281
26,700	UniSource Energy Corp.	815,685
27,158	WGL Holdings, Inc.	937,766

		5,537,866

Total Common Stocks (Cost $316,364,972)		308,620,605

Cash Equivalents (1.5%)
4,673,915	Bank of New York Cash Reserve Fund, 0.05% (b)	4,673,915

Total Cash Equivalents (Cost $4,673,915)		4,673,915

Total Investments (Cost $321,038,887) (c)—100.2%		313,294,520
Liabilities in excess of other assets—(0.2)%		(506,035)

Net Assets—100.0%		312,788,485

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Cost for federal income tax purposes is $325,862,208. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$27,548,049
Unrealized depreciation	(40,115,737)

Net unrealized depreciation	$(12,567,688)

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks (98.7%)
Consumer Discretionary (18.5%)
8,450	Aeropostale, Inc. (a)	272,512
13,000	American Greetings Corp., Class A	192,660
6,600	Autoliv, Inc.	257,664
19,300	Barnes & Noble, Inc.	456,638
9,500	Big Lots, Inc. (a)	289,370
19,100	Blyth, Inc.	277,905
17,500	Bob Evans Farms, Inc.	501,200
12,000	DeVry, Inc.	681,720
10,400	Fresh Del Monte Produce, Inc. (a)	219,232
28,000	Furniture Brands International, Inc.	332,360
3,000	Hanesbrands, Inc. (a)	64,320
11,000	Hasbro, Inc.	425,920
20,900	Hewitt Associates, Inc., Class A (a)	770,165
1,900	ITT Educational Services, Inc. (a)	168,302
12,400	Lear Corp. (a)	178,684
12,100	Leggett & Platt, Inc.	235,950
7,300	Manpower, Inc.	350,400
8,800	Netflix, Inc. (a)	271,832
650	NVR, Inc. (a)	359,008
2,200	Owens-Illinois, Inc. (a)	92,928
3,700	Priceline.com, Inc. (a)	425,315
6,100	Rollins, Inc.	104,188
23,200	Ross Stores, Inc.	880,672
12,100	Scholastic Corp.	312,059
4,100	Strayer Education, Inc.	913,070
27,600	Tech Data Corp. (a)	962,412
8,200	Warnaco Group, Inc. (The) (a)	343,990

		10,340,476

Consumer Staples (3.7%)
3,400	AptarGroup, Inc.	131,580
20,500	BJ’s Wholesale Club, Inc. (a)	769,365
20,600	Crown Holdings, Inc. (a)	577,418
5,400	Tupperware Brands Corp.	210,600
13,400	Tyson Foods, Inc., Class A	199,660
3,400	Universal Corp.	175,508

		2,064,131

Energy (6.2%)
20,100	Cimarex Energy Co.	1,047,411
3,300	Encore Acquisition Co. (a)	204,171
9,000	Energy East Corp.	224,910
6,800	ENSCO International, Inc.	470,152
10,600	Noble Energy, Inc.	783,022
12,900	Reliant Energy, Inc. (a)	233,619
10,500	Southwestern Energy Co. (a)	381,255
2,000	Unit Corp. (a)	135,100

		3,479,640

Financials (9.7%)
5,200	Allied Capital Corp.	71,500
4,300	Allied World Assurance Co. Holdings Ltd.	178,923
9,400	Arch Capital Group Ltd. (a)	655,462
14,800	Associated Banc-Corp.	247,012
16,900	Axis Capital Holdings Ltd.	535,392
9,800	Broadridge Financial Solutions, Inc.	202,860
3,500	Capitol Federal Financial	141,540

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
4,000	ChoicePoint, Inc. (a)	191,400
6,000	First American Corp.	151,200
25,400	Hospitality Properties Trust	541,020
12,300	New York Community Bancorp, Inc.	204,426
3,700	PartnerRe Ltd.	260,184
20,900	Raymond James Financial, Inc.	604,010
7,900	StanCorp Financial Group, Inc.	390,181
8,900	Waddell & Reed Financial, Inc., Class A	297,260
9,300	Westamerica Bancorp	483,600
11,600	Wilmington Trust Corp.	273,412

		5,429,382

Health Care (10.2%)
1,400	Cephalon, Inc. (a)	102,424
9,100	Edwards Lifesciences Corp. (a)	570,388
11,100	Endo Pharmaceuticals Holdings, Inc. (a)	256,965
12,700	Health Net, Inc. (a)	355,092
16,700	Herbalife Ltd.	721,273
11,300	Invitrogen Corp. (a)	501,155
24,400	Kindred Healthcard, Inc. (a)	658,068
10,400	Kinetic Concepts, Inc. (a)	363,480
12,700	King Pharmaceuticals, Inc. (a)	146,177
15,900	LifePoint Hospitals, Inc. (a)	455,217
4,900	Lincare Holdings, Inc. (a)	157,878
2,500	OSI Pharmaceuticals, Inc. (a)	131,575
16,600	Par Pharmaceutical Cos., Inc. (a)	287,180
9,000	Patterson Cos., Inc. (a)	281,070
17,400	PDL BioPharma, Inc.	194,358
5,000	STERIS Corp.	170,850
4,400	Techne Corp. (a)	349,888

		5,703,038

Industrials (14.6%)
20,700	Agco Corp. (a)	1,238,895
2,300	Alliant Techsystems, Inc. (a)	227,677
7,500	Brink’s Co. (The)	517,200
2,200	Bucyrus International, Inc.	154,022
6,000	CF Industries Holdings, Inc.	980,760
16,300	Cummins, Inc.	1,081,342
2,800	Dresser-Rand Group, Inc. (a)	106,680
10,800	Flowserve Corp.	1,440,072
2,200	Gardner Denver, Inc. (a)	100,320
4,600	Jacobs Engineering Group, Inc. (a)	355,764
4,400	Joy Global, Inc.	317,768
23,000	KBR, Inc.	655,500
7,100	Lennox International, Inc.	253,470
6,800	Semtech Corp. (a)	99,076
2,800	Shaw Group, Inc. (The) (a)	161,840
1,400	SPX Corp.	177,492
18,100	Worthington Industries, Inc.	321,094

		8,188,972

Information Technology (11.1%)
11,400	Activision Blizzard, Inc. (a)	410,172
2,300	Affiliated Computer Services, Inc. (a)	110,860
33,600	Amkor Technology, Inc. (a)	294,336

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
27,000	Applied Biosystems, Inc.	997,110
14,200	Avnet, Inc. (a)	387,092
11,000	BMC Software, Inc. (a)	361,790
9,700	Compuware Corp. (a)	106,700
2,700	Dun & Bradstreet Corp. (The)	260,928
26,400	Ingram Micro, Inc. (a)	486,552
26,100	Integrated Device Technology, Inc. (a)	261,522
10,400	Intersil Corp., Class A	250,952
7,200	Lexmark International, Inc., Class A (a)	252,576
4,500	Metavante Technologies, Inc. (a)	100,170
12,200	National Semiconductor Corp.	255,590
8,200	Parametric Technology Corp. (a)	158,834
7,100	Silicon Laboratories, Inc. (a)	232,241
10,500	Sybase, Inc. (a)	352,905
7,300	Synopsys, Inc. (a)	175,346
30,700	Triquint Semiconductor, Inc. (a)	172,841
19,200	Western Digital Corp. (a)	552,768

		6,181,285

Materials (5.3%)
10,900	AK Steel Holding Corp.	692,150
1,100	Alpha Natural Resources, Inc. (a)	108,845
9,400	Celanese Corp., Series A	362,182
2,000	Cleveland Cliffs, Inc.	216,820
1,700	Compass Minerals International, Inc.	128,520
4,100	Eastman Chemical Co.	245,836
2,200	Massey Energy Co.	163,350
2,900	Minerals Technologies, Inc.	187,079
14,000	Terra Industries, Inc.	756,000
1,100	Walter Industries, Inc.	115,357

		2,976,139

Oil & Gas Services (2.5%)
18,000	FMC Technologies, Inc. (a)	1,112,040
4,500	Pride International, Inc. (a)	174,420
1,400	Whiting Petroleum Corp. (a)	131,138

		1,417,598

Real Estate Investment Trusts (5.5%)
18,400	AMB Property Corp.	900,864
32,900	Annaly Capital Management, Inc.	495,803
16,100	First Industrial Realty Trust, Inc.	399,119

Shares	Security Description	Value ($)
Common Stocks, continued
Real Estate Investment Trusts, continued
50,900	HRPT Properties Trust	356,809
9,000	Mack-Cali Realty Corp.	345,420
12,700	Potlatch Corp.	591,439

		3,089,454

Telecommunications (2.7%)
17,500	ADC Telecommunications, Inc. (a)	165,550
5,700	CenturyTel, Inc.	211,983
1,600	Harris Corp.	77,040
26,900	Plantronics, Inc.	655,015
9,600	Telephone & Data Systems, Inc.	407,040

		1,516,628

Transportation (1.8%)
6,000	ArvinMeritor, Inc.	82,860
4,600	Frontline Ltd.	295,182
7,900	Ryder System, Inc.	521,084
4,100	UTi Worldwide, Inc.	74,579

		973,705

Utilities (6.9%)
16,300	Alliant Energy Corp.	525,349
14,500	DPL, Inc.	368,010
15,900	Energen Corp.	957,180
10,000	Integrys Energy Group, Inc.	510,600
8,350	MDU Resources Group, Inc.	266,449
3,400	Nicor, Inc.	135,388
10,900	WGL Holdings, Inc.	376,377
15,700	Wisconsin Energy Corp.	708,384

		3,847,737

Total Common Stocks (Cost $56,982,563)		55,208,185

Investment Companies (1.3%)
749,716	Victory Federal Money Market Fund, Investor Shares, 1.93% (b)	749,716

Total Investment Companies (Cost $749,716)		749,716

Total Investments (Cost $57,732,279) (c)—100.0%		55,957,901
Other assets in excess of liabilities—0.0%		6,529

Net Assets—100.0%		55,964,430

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Cost for federal income tax purposes is $57,910,797. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$4,212,203
Unrealized depreciation	(6,165,099)

Net unrealized depreciation	$(1,952,896)

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks (98.7%)
Consumer Discretionary (10.6%)
8,100	Avon Products, Inc.	343,440
10,200	Bunge Ltd.	1,008,984
59,840	CBS Corp., Class B	978,982
31,840	Colgate-Palmolive Co.	2,364,757
20,365	Expedia, Inc. (a)	398,543
4,420	Manpower, Inc.	212,160
32,190	McDonald’s Corp.	1,924,640
13,970	NIKE, Inc., Class B	819,760
17,140	Omnicom Group, Inc.	731,707
11,800	Owens-Illinois, Inc. (a)	498,432
78,010	TJX Cos., Inc. (The)	2,629,717
16,100	Wal-Mart Stores, Inc.	943,782
20,000	Yum! Brands, Inc.	716,400

		13,571,304

Consumer Staples (9.4%)
9,200	Altria Group, Inc.	187,220
15,700	Anheuser-Busch Cos., Inc	1,063,832
18,800	Best Buy Co., Inc.	746,736
21,600	Costco Wholesale Corp.	1,353,888
65,770	Kroger Co. (The)	1,859,976
2,822	Lorillard, Inc. (a)	189,384
62,004	PepsiCo, Inc.	4,126,986
23,757	Procter & Gamble Co. (The)	1,555,608
37,100	Sysco Corp.	1,052,156

		12,135,786

Energy (17.0%)
8,200	Apache Corp.	919,794
47,360	Chevron Corp.	4,004,762
3,420	Constellation Energy Group	284,407
11,590	Devon Energy Corp.	1,099,775
132,040	Exxon Mobil Corp.	10,619,977
4,400	Hess Corp. (a)	446,160
35,500	McDermott International, Inc. (a)	1,692,285
6,400	Murphy Oil Corp.	510,272
18,400	Noble Energy, Inc.	1,359,208
9,600	Sunoco, Inc.	389,856
15,670	Valero Energy Corp.	523,535

		21,850,031

Financials (7.3%)
2,700	Aflac, Inc.	150,147
6,900	Axis Capital Holdings Ltd.	218,592
22,400	Charles Schwab Corp. (The)	512,736
16,350	Chubb Corp. (The)	785,454
10,860	CIGNA Corp.	402,037
9,745	Discover Financial Services	142,764
4,200	Franklin Resources, Inc.	422,562
6,400	Freddie Mac	52,288
12,500	Goldman Sachs Group, Inc. (The)	2,300,500
18	Loews Corp.	802
6,430	MasterCard, Inc., Class A	1,569,885
18,690	Morgan Stanley	737,881
29,700	New York Community Bancorp, Inc.	493,614
34,540	Travelers Cos., Inc. (The)	1,523,905

		9,313,167

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care (13.9%)
30,070	AmerisourceBergen Corp.	1,259,031
6,740	Amgen, Inc. (a)	422,126
45,060	Baxter International, Inc.	3,091,567
36,520	Biogen Idec, Inc. (a)	2,547,635
19,100	Express Scripts, Inc. (a)	1,347,314
5,800	Genentech, Inc. (a)	552,450
14,900	Humana, Inc. (a)	654,259
4,200	Intuitive Surgical, Inc. (a)	1,307,418
59,260	Johnson & Johnson	4,057,532
18,240	Medco Health Solutions, Inc. (a)	904,339
88,720	Pfizer, Inc.	1,656,403

		17,800,074

Industrials (9.2%)
4,900	Agco Corp. (a)	293,265
28,900	Boeing Co. (The)	1,766,079
34,660	Cummins, Inc.	2,299,344
16,000	Emerson Electric Co.	779,200
11,700	Fluor Corp.	951,795
24,890	Honeywell International, Inc.	1,265,408
14,850	Lockheed Martin Corp.	1,549,301
29,580	National-Oilwell Varco, Inc. (a)	2,325,875
2,500	Parker Hannifin Corp.	154,200
8,100	Raytheon Co.	461,133

		11,845,600

Information Technology (24.0%)
55,370	Accenture Ltd., Class A	2,312,251
12,600	Activision Blizzard, Inc. (a)	453,348
6,800	Amazon.com, Inc. (a)	519,112
9,100	Analog Devices, Inc.	277,641
25,160	Apple Computer, Inc. (a)	3,999,182
35,000	Applied Biosystems, Inc.	1,292,550
18,100	Applied Materials, Inc.	313,492
4,200	Avnet, Inc. (a)	114,492
27,890	BMC Software, Inc. (a)	917,302
31,300	CA, Inc.	746,818
58,490	Cisco Systems, Inc. (a)	1,286,195
32,800	eBay, Inc. (a)	825,576
64,050	Hewlett-Packard Co.	2,869,440
87,000	Intel Corp.	1,930,530
10,380	International Business Machines Corp.	1,328,432
62,300	Juniper Networks, Inc. (a)	1,621,669
12,100	MEMC Electronic Materials, Inc. (a)	559,141
185,130	Microsoft Corp.	4,761,544
34,200	QUALCOMM, Inc.	1,892,628
28,100	Symantec Corp. (a)	592,067
31,690	Texas Instruments, Inc.	772,602
28,600	Western Digital Corp. (a)	823,394
29,100	Yahoo!, Inc. (a)	578,799

		30,788,205

Materials (3.2%)
28,000	AK Steel Holding Corp.	1,778,000
8,400	Celanese Corp., Series A	323,652
5,520	Eastman Chemical Co.	330,979

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Materials, continued
5,300	Monsanto Co.	631,283
6,600	Mosaic Co. (The) (a)	839,586
9,600	Southern Copper Corp.	266,688

		4,170,188

Oil & Gas Services (2.2%)
32,900	FMC Technologies, Inc. (a)	2,032,562
3,900	Occidental Petroleum Corp.	307,437
3,600	Transocean, Inc. (a)	489,708

		2,829,707

Real Estate Investment Trusts (0.1%)
9,500	Annaly Capital Management, Inc.	143,165

Telecommunications (0.4%)
9,600	Ciena Corp. (a)	198,432
8,300	Verizon Communications, Inc.	282,532

		480,964

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation (1.4%)
12,800	Ryder System, Inc.	844,288
14,300	United Parcel Service, Inc., Class B	902,044

		1,746,332

Total Common Stocks (Cost $131,098,334)		126,674,523

Investment Companies (1.3%)
1,677,955	Victory Federal Money Market Fund, Investor Shares, 1.93% (b)	1,677,955

Total Investment Companies (Cost $1,677,955)		1,677,955

Total Investments (Cost $132,776,289) (c)—100.0%		128,352,478
Liabilities in excess of other assets—0.0%		(45,518)

Net Assets—100.0%		128,306,960

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Cost for federal income tax purposes is $133,027,129. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$8,203,660
Unrealized depreciation	(12,878,311)

Net unrealized depreciation	$(4,674,651)

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks (98.6%)
Consumer Discretionary (12.4%)
10,700	Bunge Ltd.	1,058,444
32,530	CBS Corp., Class B	532,191
32,760	Colgate-Palmolive Co.	2,433,085
8,010	Manpower, Inc.	384,480
37,585	McDonald’s Corp.	2,247,207
14,800	NIKE, Inc., Class B	868,464
25,360	Omnicom Group, Inc.	1,082,618
15,800	Owens-Illinois, Inc. (a)	667,392
22,420	Philip Morris International, Inc.	1,157,993
51,400	TJX Cos., Inc. (The)	1,732,694
20,500	Wal-Mart Stores, Inc.	1,201,710
35,730	Walt Disney Co. (The)	1,084,406

		14,450,684

Consumer Staples (7.2%)
21,820	Altria Group, Inc.	444,037
7,300	Anheuser-Busch Cos., Inc	494,648
27,000	Costco Wholesale Corp.	1,692,360
70,450	Kroger Co. (The)	1,992,326
3,412	Lorillard, Inc. (a)	228,980
35,995	PepsiCo, Inc.	2,395,827
7,200	Procter & Gamble Co. (The)	471,456
45,800	Tyson Foods, Inc., Class A	682,420

		8,402,054

Energy (15.2%)
42,020	ConocoPhillips	3,429,672
27,280	Constellation Energy Group	2,268,605
17,930	Devon Energy Corp.	1,701,378
10,280	ENSCO International, Inc.	710,759
60,740	Exxon Mobil Corp.	4,885,318
4,200	Hess Corp.	425,880
35,900	McDermott International, Inc. (a)	1,711,353
63,400	Reliant Energy, Inc. (a)	1,148,174
20,110	Valero Energy Corp.	671,875
24,400	Williams Cos., Inc. (The)	782,020

		17,735,034

Financials (15.6%)
16,300	Aflac, Inc.	906,443
20,010	Allstate Corp. (The)	924,862
34,320	Bank of America Corp.	1,129,128
14,050	Citigroup, Inc.	262,595
11,000	Freddie Mac	89,870
9,300	Goldman Sachs Group, Inc. (The)	1,711,572
28,900	Hudson City Bancorp, Inc.	527,714
37,500	Invesco Ltd.	873,375
40,200	Janus Capital Group, Inc.	1,219,668
84,675	JP Morgan Chase & Co.	3,440,345
46	Loews Corp.	2,050
5,550	MasterCard, Inc., Class A	1,355,033
6,100	Morgan Stanley	240,828
11,600	Northern Trust Corp.	906,772
15,500	State Street Corp.	1,110,420
56,260	Travelers Cos., Inc. (The)	2,482,191
31,100	U.S. Bancorp	951,971

		18,134,837

Shares	Security Description	Value ($)
Common Stocks, continued
Health Care (12.3%)
14,630	Aetna, Inc.	599,976
14,600	AmerisourceBergen Corp.	611,302
13,810	Baxter International, Inc.	947,504
24,830	Biogen Idec, Inc. (a)	1,732,141
26,000	Express Scripts, Inc. (a)	1,834,040
65,126	Johnson & Johnson	4,459,177
27,510	Merck & Co., Inc.	905,079
174,438	Pfizer, Inc.	3,256,758

		14,345,977

Industrials (9.6%)
11,700	Agco Corp. (a)	700,245
19,940	Cummins, Inc.	1,322,820
46,150	Emerson Electric Co.	2,247,505
12,000	Fluor Corp.	976,200
35,730	Honeywell International, Inc.	1,816,513
19,560	Lockheed Martin Corp.	2,040,695
17,660	Northrop Grumman Corp.	1,190,107
9,190	W.W. Grainger, Inc.	822,597

		11,116,682

Information Technology (14.9%)
73,000	Accenture Ltd., Class A	3,048,480
15,400	Activision Blizzard, Inc. (a)	554,092
24,500	Analog Devices, Inc.	747,495
12,100	Apple Computer, Inc. (a)	1,923,295
16,950	Avnet, Inc. (a)	462,057
28,930	BMC Software, Inc. (a)	951,508
84,820	Hewlett-Packard Co.	3,799,936
53,600	Juniper Networks, Inc. (a)	1,395,208
7,500	MEMC Electronic Materials, Inc. (a)	346,575
97,790	Microsoft Corp.	2,515,159
53,270	Texas Instruments, Inc.	1,298,722
14,200	Yahoo!, Inc. (a)	282,438

		17,324,965

Materials (3.7%)
24,500	AK Steel Holding Corp.	1,555,750
7,400	Eastman Chemical Co.	443,704
17,900	Mosaic Co. (The) (a)	2,277,059

		4,276,513

Oil & Gas Services (1.0%)
18,500	FMC Technologies, Inc. (a)	1,142,930

Real Estate Investment Trusts (1.1%)
23,300	Annaly Capital Management, Inc.	351,131
18,800	ProLogis	918,944

		1,270,075

Telecommunications (3.9%)
97,846	AT&T, Inc.	3,014,635
12,700	CenturyTel, Inc.	472,313
93,800	JDS Uniphase Corp. (a)	1,025,234

		4,512,182

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation (1.7%)
15,900	Ryder System, Inc.	1,048,764
59,500	Southwest Airlines Co.	927,605

		1,976,369

Total Common Stocks (Cost $120,222,358)		114,688,302

Investment Companies (1.4%)
1,601,125	Victory Federal Money Market Fund, Investor Shares, 1.93% (b)	1,601,125
3,819	Victory Institutional Money Market Fund, Investor Shares, 2.19% (b)	3,819

Total Investment Companies (Cost $1,604,944)		1,604,944

Total Investments (Cost $121,827,302) (c)—100.0%		116,293,246
Other assets in excess of liabilities—0.0%		49,227

Net Assets—100.0%		116,342,473

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Cost for federal income tax purposes is $122,007,381. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$7,187,553
Unrealized depreciation	(12,901,688)

Net unrealized depreciation	$(5,714,135)

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks (99.1%)
Consumer Discretionary (10.3%)
4,700	Autoliv, Inc.	183,488
16,200	Bunge Ltd.	1,602,504
53,990	CBS Corp., Class B	883,276
9,050	Goodyear Tire & Rubber Co. (The) (a)	177,652
18,000	Hewitt Associates, Inc., Class A (a)	663,300
19,200	McDonald’s Corp.	1,147,968
8,400	NIKE, Inc., Class B	492,912
13,580	Omnicom Group, Inc.	579,730
21,900	Owens-Illinois, Inc. (a)	925,056
11,904	Philip Morris International, Inc.	614,842
21,100	Tech Data Corp. (a)	735,757
30,580	TJX Cos., Inc. (The)	1,030,852
8,400	Wal-Mart Stores, Inc.	492,408
53,940	Walt Disney Co. (The)	1,637,079

		11,166,824

Consumer Staples (5.4%)
4,900	Anheuser-Busch Cos., Inc	332,024
19,100	Archer-Daniels-Midland Co.	546,833
12,100	BJ’s Wholesale Club, Inc. (a)	454,113
11,000	Coca-Cola Enterprises, Inc.	186,230
12,000	Costco Wholesale Corp.	752,160
53,770	Kroger Co. (The)	1,520,616
76	Lorillard, Inc. (a)	5,100
10,910	PepsiCo, Inc.	726,170
12,600	Procter & Gamble Co. (The)	825,048
30,800	Tyson Foods, Inc., Class A	458,920

		5,807,214

Energy (17.8%)
13,100	Apache Corp.	1,469,427
6,890	Atmos Energy Corp.	182,378
58,690	Chevron Corp.	4,962,826
4,100	Cimarex Energy Co.	213,651
21,100	ConocoPhillips	1,722,182
8,210	Devon Energy Corp.	779,047
89,300	Duke Energy Corp.	1,569,894
3,900	Encore Acquisition Co. (a)	241,293
69,608	Exxon Mobil Corp.	5,598,572
13,500	McDermott International, Inc. (a)	643,545
9,200	Noble Energy, Inc.	679,604
55,620	Reliant Energy, Inc. (a)	1,007,278
7,060	Valero Energy Corp.	235,875

		19,305,572

Financials (24.4%)
15,590	ACE Ltd.	790,413
23,020	Allstate Corp. (The)	1,063,984
11,600	Arch Capital Group Ltd. (a)	808,868
20,800	Axis Capital Holdings Ltd.	658,944
65,440	Bank of America Corp.	2,152,976
19,100	BB&T Corp.	535,182
23,600	Charles Schwab Corp. (The)	540,204
19,170	Chubb Corp. (The)	920,927
83,160	Citigroup, Inc.	1,554,260
12,550	Discover Financial Services	183,858

Shares	Security Description	Value ($)
Common Stocks, continued
Financials, continued
14,600	Endurance Specialty Holdings Ltd.	446,760
7,700	Fannie Mae	88,550
1,700	Franklin Resources, Inc.	171,037
15,700	Freddie Mac	128,269
9,440	Goldman Sachs Group, Inc. (The)	1,737,338
25,100	Hudson City Bancorp, Inc.	458,326
96,799	JP Morgan Chase & Co.	3,932,943
50	Loews Corp.	2,228
3,200	MasterCard, Inc., Class A	781,280
23,800	Morgan Stanley	939,624
5,600	Northern Trust Corp.	437,752
10,700	PartnerRe Ltd.	752,424
12,400	Raymond James Financial, Inc.	358,360
8,300	State Street Corp.	594,612
15,870	SunTrust Banks, Inc.	651,622
6,300	T. Rowe Price Group, Inc.	377,055
47,600	Travelers Cos., Inc. (The)	2,100,112
49,100	U.S. Bancorp	1,502,951
60,700	Wells Fargo & Co.	1,837,389

		26,508,248

Health Care (12.9%)
24,430	AmerisourceBergen Corp.	1,022,884
9,300	Express Scripts, Inc. (a)	656,022
41,100	Herbalife Ltd.	1,775,109
10,500	Humana, Inc. (a)	461,055
15,900	Invitrogen Corp. (a)	705,165
55,000	Johnson & Johnson	3,765,850
47,900	King Pharmaceuticals, Inc. (a)	551,329
17,700	LifePoint Hospitals, Inc. (a)	506,751
220,300	Pfizer, Inc.	4,113,001
7,000	WellPoint, Inc. (a)	367,150

		13,924,316

Industrials (8.1%)
14,200	Agco Corp. (a)	849,870
18,800	Boeing Co. (The)	1,148,868
14,140	Cummins, Inc.	938,047
23,560	Emerson Electric Co.	1,147,372
11,120	Fluor Corp.	904,612
31,460	General Electric Co.	890,003
18,570	Honeywell International, Inc.	944,099
3,000	Raytheon Co.	170,790
4,270	SPX Corp.	541,351
8,600	TRW Automotive Holdings Corp. (a)	159,530
3,700	Tyco International Ltd.	164,872
10,700	W.W. Grainger, Inc.	957,757

		8,817,171

Information Technology (2.9%)
23,650	Accenture Ltd., Class A	987,624
2,300	Adobe Systems, Inc. (a)	95,105
8,600	Hewlett-Packard Co.	385,280
16,100	Intel Corp.	357,259
8,600	Juniper Networks, Inc. (a)	223,858
2,600	Microsoft Corp.	66,872
248,400	Sanmina-SCI Corp. (a)	439,668

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Shares	Security Description	Value ($)
Common Stocks, continued
Information Technology, continued
21,900	Western Digital Corp. (a)	630,501

		3,186,167

Materials (3.3%)
26,800	AK Steel Holding Corp.	1,701,800
13,810	Celanese Corp., Series A	532,099
10,700	Mosaic Co. (The) (a)	1,361,147

		3,595,046

Oil & Gas Services (0.1%)
2,200	FMC Technologies, Inc. (a)	135,916

Real Estate Investment Trusts (3.1%)
15,450	AMB Property Corp.	756,432
60,300	Annaly Capital Management, Inc.	908,721
3,200	Boston Properties, Inc.	307,808
4,800	Equity Residential	207,216
10,550	Hospitality Properties Trust	224,715
57,740	HRPT Properties Trust	404,757
5,800	ProLogis	283,504
7,900	Weingarten Realty Investors	240,871

		3,334,024

Telecommunications (6.6%)
58,411	AT&T, Inc.	1,799,643
19,360	CenturyTel, Inc.	719,998
12,900	DIRECTV Group, Inc. (The) (a)	348,558
14,400	Telephone & Data Systems, Inc.	610,560
95,620	Verizon Communications, Inc.	3,254,905
15,100	Viacom, Inc., Class B (a)	421,743

		7,155,407

Shares	Security Description	Value ($)
Common Stocks, continued
Transportation (0.7%)
5,600	Expeditors International of Washington, Inc.	198,856
5,200	Frontline Ltd.	333,684
2,500	Ryder System, Inc.	164,900

		697,440

Utilities (3.5%)
32,400	Dominion Resources, Inc.	1,431,432
36,490	Edison International	1,763,927
10,300	Energen Corp.	620,060

		3,815,419

Total Common Stocks (Cost $119,599,240)		107,448,764

Warrants (0.1%)
Industrials (0.1%)
5,180	Raytheon Co.	106,760

Total Warrants (Cost $—)		106,760

Investment Companies (0.8%)
842,791	Victory Federal Money Market Fund, Investor Shares, 1.93% (b)	842,791

Total Investment Companies (Cost $842,791)		842,791

Total Investments (Cost $120,442,031) (c)—100.0%		108,398,315
Other assets in excess of liabilities—0.0%		43,300

Net Assets—100.0%		108,441,615

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Cost for federal income tax purposes is $121,301,175. Unrealized appreciation/depreciation on a tax basis is as follows:

Unrealized appreciation	$5,482,017
Unrealized depreciation	(18,384,877)

Net unrealized depreciation	$(12,902,860)

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (29.2%)
Consumer Discretionary (3.3%)
1,388,000	Colgate-Palmolive Co., Series B, 7.60%, 5/19/25, MTN	1,623,544
2,990,000	Comcast Corp., 5.85%, 11/15/15	2,928,089
4,672,000	Harvard President & Fellows of Harvard, 6.30%, 10/1/37, Callable 4/1/16 @ 100	4,724,691

		9,276,324

Consumer Staples (2.7%)
625,000	Bestfoods, Series F, 6.63%, 4/15/28, MTN	638,356
2,240,000	Bottling Group LLC, 4.63%, 11/15/12	2,272,845
106,000	General Mills, Inc., Series E, 2.58% (a), 11/4/78, Callable 11/4/28 @ 105, MTN	104,910
1,660,000	Starbucks Corp., 6.25%, 8/15/17	1,614,881
3,000,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	3,025,401

		7,656,393

Energy (3.0%)
1,800,000	Apache Finance Canada, 7.75%, 12/15/29	2,107,476
2,125,000	Duke Capital LLC, 8.00%, 10/1/19	2,212,975
1,675,000	Kinder Morgan Energy Partners LP, 5.85%, 9/15/12	1,695,276
2,625,000	Smith International, Inc., 6.00%, 6/15/16	2,601,585

		8,617,312

Financials (9.0%)
Banking (1.4%)
552,258	Fifth Third Bancorp, Series BKNT, 2.87%, 8/10/09	535,009
1,500,000	US Bank NA, 6.30%, 2/4/14	1,585,363
1,980,000	Wells Fargo & Co., 5.63%, 12/11/17	1,890,433

		4,010,805

Financial Services (7.6%)
2,390,000	Bear Stearns Co., Inc., 5.50%, 8/15/11	2,368,060
930,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	968,430
1,225,000	Charles Schwab Corp., Series A, 6.38%, 9/1/17, MTN	1,218,667
1,000,000	CIT Group Funding Co. Canada, 4.65%, 7/1/10	851,820
1,050,000	General Electric Capital Corp., 5.72%, 8/22/11, Callable 1/22/09 @ 100	1,054,591
500,000	Genworth Financial, Inc., 5.75%, 6/15/14	467,704
1,000,000	International Lease Finance Corp., Series P, 3.19% (a), 1/15/10, MTN	945,100

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Financial Services, continued
3,450,000	International Lease Finance Corp., 3.14% (a), 7/13/12	3,076,223
1,200,000	Merrill Lynch & Co., Series C, 4.50% (a), 5/20/09, MTN	1,189,117
3,700,000	Merrill Lynch & Co., Series C, 2.90% (a), 6/5/12, MTN	3,195,801
1,100,000	Merrill Lynch & Co., 5.70%, 5/2/17	942,592
3,025,000	PartnerRe Finance A LLC, 6.88%, 6/1/18	2,709,656
825,000	Textron Financial Corp., 5.13%, 11/1/10	838,075
1,713,233	Toyota Motor Credit Corp., 2.75%, 8/6/09, MTN	1,671,939

		21,497,775

		25,508,580

Industrials (1.8%)
2,950,000	Dominion Resources, Inc., 5.25%, 8/1/33	2,848,638
2,300,000	General Electric Co., 5.00%, 2/1/13	2,314,991

		5,163,629

Information Technology (0.2%)
625,000	Pitney Bowes, Inc., 5.25%, 1/15/37, MTN	609,886

Pharmaceuticals (0.7%)
950,000	Abbott Laboratories, 5.60%, 5/15/11	993,311
872,000	Pharmacia Corp., 6.75%, 12/15/27	934,251

		1,927,562

Supranational Agency (1.1%)
3,000,000	Inter-American Development Bank, 4.75%, 10/19/12	3,099,939

Technology (0.9%)
1,340,000	Science Applications International Corp., 7.13%, 7/1/32	1,344,721
1,385,000	Science Applications International Corp., 5.50%, 7/1/33	1,102,861

		2,447,582

Telecommunications (4.4%)
4,325,000	AT&T, Inc., 4.13%, 9/15/09	4,339,307
4,075,000	GTE Southwest, Inc., First Mortgage Bond, 8.50%, 11/15/31	4,602,427
1,550,000	Harris Corp., 5.00%, 10/1/15	1,491,503
2,000,000	Harris Corp., 5.95%, 12/1/17	1,996,266

		12,429,503

Transportation (1.7%)
777,203	Burlington Northern & Santa Fe Railway Co. (The), 5.14%, 1/15/21	738,778

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Transportation, continued
3,985,232	FedEx Corp., Pass Thru Certificates, 7.50%, 1/15/18	4,113,756

		4,852,534

Utilities (0.4%)
1,295,000	Alabama Power Co., Series 1, 5.65%, 3/15/35, Callable 3/15/15 @ 100	1,165,298

Total Corporate Bonds (Cost $85,689,262)		82,754,542

Municipal Bonds (2.5%)
California (0.3%)
750,000	California Housing Finance Agency Revenue, Series K, 2.71% (a), 8/1/31, FSA	750,000

Hawaii (1.2%)
2,000,000	Hawaii State Airports System Revenue, 5.75%, 7/1/16, Callable 7/1/11 @ 100, FGIC, AMT	2,022,220
1,410,000	Hawaii State GO, Series DM, 3.68%, 5/1/10	1,403,838

		3,426,058

Michigan (1.0%)
3,000,000	Michigan Municipal Bond Authority Revenue, Series A-3, 2.85% (a), 9/1/48, SPA - Depfa Bank PLC	3,000,000

Total Municipal Bonds (Cost $7,227,003)		7,176,058

U.S. Government Agency Mortgage-Backed Obligations (32.7%)
Federal Home Loan Mortgage Corp. (10.3%)
2,339,993	5.50%, 4/1/21	2,353,475
2,089,909	4.50%, 8/1/33	1,929,639
2,433,930	5.00%, 5/1/34	2,323,288
4,451,395	5.50%, 3/1/35	4,367,189
1,585,477	6.00%, 4/1/36	1,596,576
5,685,217	5.83%, 12/1/36	5,749,684
5,612,871	6.00%, 12/1/36	5,652,161
2,988,585	5.50%, 1/1/37	2,898,915
2,426,940	6.50%, 5/1/37	2,495,830

		29,366,757

Federal National Mortgage Assoc. (21.7%)
1,702,698	4.50%, 6/1/14	1,697,671
2,811,096	4.50%, 3/1/19	2,728,849
759,699	4.50%, 10/1/33	701,202
2,493,629	5.00%, 1/1/34	2,384,948
705,223	5.00%, 3/1/34	674,487
3,392,463	5.08% (a), 9/1/34	3,388,324
3,273,428	5.09% (a), 10/1/34	3,293,475
2,644,999	5.50%, 2/1/35	2,600,337
6,201,171	5.50%, 2/1/35	6,096,461
2,399,779	5.00%, 4/1/35	2,289,189
2,294,676	6.00%, 4/1/35	2,314,324
8,188,000	5.50%, 7/25/35	8,076,370

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agency Mortgage-Backed Obligations, continued
Federal National Mortgage Assoc., continued
1,350,227	5.00%, 8/1/35	1,287,161
3,081,474	5.00%, 8/1/35	2,937,543
3,653,184	5.50%, 10/1/35	3,587,503
2,282,293	6.00%, 12/1/35	2,298,983
1,600,892	6.50%, 6/1/36	1,646,334
2,547,477	6.50%, 6/1/36	2,619,788
2,035,651	6.00%, 10/1/36	2,048,310
2,928,742	5.50%, 12/1/36	2,843,613
5,927,085	5.58% (a), 1/1/37	5,943,470

		61,458,342

Government National Mortgage Assoc. (0.7%)
2,105,630	5.50%, 11/15/35	2,093,895

Total U.S. Government Agency Mortgage- Backed Obligations (Cost $91,953,321)		92,918,994

U.S. Government Agencies (14.1%)
Federal Farm Credit Bank (0.3%)
1,000,000	4.90%, 11/21/12, Callable 11/21/08 @ 100	1,005,670

Federal Home Loan Bank (3.1%)
3,000,000	7.63%, 5/14/10	3,233,490
400,000	5.00% (a), 5/26/10	413,252
1,610,000	5.25%, 10/6/11, Callable 10/6/08 @ 100	1,615,464
2,000,000	4.45%, 2/12/13, Callable 8/12/08 @ 100	2,001,220
795,000	4.88%, 11/27/13	824,638
1,000,000	4.60%, 1/14/15, Callable 1/14/10 @ 100	994,220

		9,082,284

Federal Home Loan Mortgage Corp. (2.4%)
3,025,000	5.40%, 6/15/10, Callable 6/15/09 @ 100	3,091,592
1,000,000	4.13%, 7/14/11, Callable 7/14/09 @ 100, MTN	1,005,558
540,000	5.00%, 4/30/15, Callable 10/30/08 @ 100, MTN	540,030
2,000,000	5.75%, 1/23/17, Callable 1/23/09 @ 100, MTN	2,015,464

		6,652,644

Federal National Mortgage Assoc. (4.0%)
1,350,000	5.50%, 7/9/10, Callable 1/9/09 @ 100	1,366,565
1,000,000	4.38%, 6/30/11, Callable 12/30/08 @ 100	1,005,631
625,000	4.25%, 4/24/13, Callable 4/24/09 @ 100	626,205
2,900,000	5.55%, 3/29/19, Callable 9/8/08 @ 100	2,883,354
5,191,721	6.50%, 4/1/38	5,337,467

		11,219,222

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies, continued
Overseas Private Investment Corp. (1.8%)
5,000,000	4.11%, 12/15/13, MTN (b)	4,992,644

Small Business Administration Corp. (0.2%)
501,119	6.34%, 8/1/11	512,331

Tennessee Valley Authority (1.3%)
2,880,000	5.50%, 7/18/17	3,054,067
600,000	4.50%, 4/1/18	592,754

		3,646,821

U.S. Department of Housing & Urban Development (1.0%)
2,770,000	3.44%, 8/1/11	2,759,975

Total U.S. Government Agencies (Cost $39,698,749)		39,871,591

U.S. Treasury Obligations (19.6%)
U.S. Treasury Bonds (1.6%)
2,850,000	7.88%, 2/15/21	3,793,840
700,000	5.50%, 8/15/28	775,467

		4,569,307

Shares or Principal Amount ($)	Security Description	Value ($)
U.S. Treasury Obligations, continued
U.S. Treasury Notes (18.0%)
5,100,000	6.50%, 2/15/10	5,422,738
13,700,000	4.75%, 3/31/11	14,397,851
2,516,000	4.63%, 7/31/12	2,662,046
8,675,000	4.25%, 8/15/15	9,057,915
3,000,000	4.63%, 11/15/16	3,171,330
16,000,000	4.25%, 11/15/17	16,363,760

		51,075,640

Total U.S. Treasury Obligations (Cost $54,587,599)		55,644,947

Investment Companies (1.0%)
2,862,508	Victory Federal Money Market Fund, Investor Shares, 1.93% (c)	2,862,508

Total Investment Companies (Cost $2,862,508)		2,862,508

Total Investments (Cost $282,018,442) (d)—99.1%		281,228,640
Other assets in excess of liabilities—0.9%		2,585,772

Net Assets—100.0%		283,814,412

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2008.
(b)	Security valued at fair value using methods approved by the Board of Trustees and represents 1.8% of net assets as of July 31, 2008.
(c)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(d)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$3,194,606
Unrealized depreciation	(3,984,408)

Net unrealized depreciation	$(789,802)

AMT—Subject to alternative minimum tax

FGIC—Insured by Financial Guaranty Insurance Co.

FSA—Insured by Federal Security Assurance

GO—General Obligation

LLC—Limited Liability Co.

LP—Limited Partnership

MTN—Medium Term Note

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds (99.2%)
Arizona (2.8%)
7,255,000	Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, 0.00% (a), 7/1/31, 5.50% effective 7/1/13, FGIC	5,650,049
1,605,000	Scottsdale GO, 5.38%, 7/1/16, Callable 7/1/11 @ 101	1,700,546

		7,350,595

Arkansas (0.6%)
1,785,000	Arkansas State Development Finance Authority, AMT, 4.80%, 7/1/26, Callable 1/1/16 @ 100	1,607,143

California (1.9%)
2,000,000	California State Variable Purpose GO, 4.75%, 12/1/27, Callable 12/1/17 @ 100	1,933,560
1,275,000	California State Variable Purpose GO, 5.00%, 8/1/33, Callable 8/1/15 @ 100	1,246,529
5,000,000	Norwalk-La Mirada California Unified School District GO, CAB, Series B, 5.21% (b), 8/1/27, FSA-CR	1,794,450

		4,974,539

Colorado (0.7%)
1,700,000	Interlocken Metropolitan District GO, Series A, 5.75%, 12/15/19, Callable 12/15/09 @ 101, Insured by Radian	1,743,639

Connecticut (0.8%)
2,000,000	Connecticut State Health & Educational Facility Authority Revenue, University of Hartford, Series G, 5.25%, 7/1/26, Callable 7/1/16 @ 100	1,983,860

Florida (4.7%)
3,500,000	Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.75%, 7/1/17, Prerefunded 7/1/10 @ 101	3,765,475
2,000,000	Hillsborough County Aviation Authority Revenue, AMT, 5.25%, 10/1/18, Callable 10/1/13 @ 100, MBIA	2,006,120
2,000,000	Miami-Dade County Expressway Authority Toll System Revenue, 6.00%, 7/1/20, Prerefunded 7/1/10 @ 101, FGIC	2,153,160
3,725,000	Orlando Utilities Community Water & Electric Revenue, Series D, 6.75%, 10/1/17, ETM	4,314,146

		12,238,901

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Georgia (4.0%)
2,330,000	Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue, Series P, 6.25%, 7/1/11, AMBAC	2,512,905
390,000	Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, ETM, MBIA	475,320
6,415,000	Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Unrefunded Portion, MBIA	7,435,370

		10,423,595

Hawaii (51.1%)
3,000,000	Hawaii Airport System Revenue, AMT, 5.63%, 7/1/18, Callable 7/1/11 @ 100, FGIC	3,003,390
12,640,000	Hawaii Airport System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM, MBIA	13,660,933
605,000	Hawaii County GO, Series A, 5.60%, 5/1/13, FGIC	666,105
2,000,000	Hawaii County GO, Series A, 5.50%, 5/15/16, Prerefunded 5/15/09 @ 101, FSA	2,081,020
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., 5.70%, 7/1/20, Callable 7/1/10 @ 101, AMBAC	3,039,810
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, AMT, 4.95%, 4/1/12, MBIA	3,195,630
2,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.50%, 12/1/14, Callable 12/1/09 @ 101, AMBAC	2,084,800
5,200,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.65%, 10/1/27, Callable 10/1/12 @ 101, MBIA	5,208,788
2,340,000	Hawaii Housing Finance & Development Corp., University of Hawaii Faculty Housing Project Revenue, 5.70%, 10/1/25, Callable 10/1/08 @ 100, AMBAC	2,343,884
2,000,000	Hawaii State GO, Series BZ, 6.00%, 10/1/12, FGIC	2,223,600
1,350,000	Hawaii State GO, Series CH, 4.75%, 11/1/11, MBIA	1,426,626

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
1,335,000	Hawaii State GO, Series CH, 4.75%, 11/1/13, MBIA	1,434,017
3,000,000	Hawaii State GO, Series CM, 6.50%, 12/1/13, FGIC	3,479,190
2,000,000	Hawaii State GO, Series CT, 5.88%, 9/1/16, Prerefunded 9/1/09 @ 101, FSA	2,111,940
2,000,000	Hawaii State GO, Series CT, 5.88%, 9/1/17, Prerefunded 9/1/09 @ 101, FSA	2,111,940
500,000	Hawaii State GO, Series CY, 5.75%, 2/1/15, FSA	566,970
1,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/17, Callable 5/1/14 @ 100, MBIA	1,055,490
2,680,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Prerefunded 5/1/14 @ 100, MBIA	2,923,612
1,560,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Callable 5/1/14 @ 100, MBIA	1,649,029
4,000,000	Hawaii State GO, Series DK, 5.00%, 5/1/17	4,356,960
1,105,000	Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 7/1/16, FSA	1,158,825
1,500,000	Hawaii State Harbor System Revenue, Series B, AMT, 5.50%, 7/1/19, Callable 7/1/12 @ 100, AMBAC	1,568,400
1,350,000	Hawaii State Highway Revenue, 5.38%, 7/1/17, Prerefunded 7/1/10 @ 100, FSA	1,430,055
2,530,000	Hawaii State Highway Revenue, 5.38%, 7/1/18, Prerefunded 7/1/10 @ 100, FSA	2,680,029
2,000,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Purchase Revenue, Series A, AMT, 5.40%, 7/1/29, Callable 7/1/09 @ 101.75, FNMA	1,939,000
2,970,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/18, Callable 7/1/14 @ 100, FGIC	3,026,519
5,865,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/31, Callable 7/1/16 @ 100, MBIA	5,760,310
2,320,000	Honolulu City & County GO, 6.00%, 12/1/11, ETM, FGIC	2,560,839
3,500,000	Honolulu City & County GO, Series A, 5.38%, 9/1/18, Prerefunded 9/1/11 @ 100, FSA	3,757,040

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
2,125,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, ETM, FGIC	2,291,324
875,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, FGIC	940,730
4,820,000	Honolulu City & County GO, Series A, 5.75%, 4/1/11, ETM, FGIC	5,204,395
1,865,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, FGIC	2,037,848
850,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, ETM, FGIC	948,082
3,345,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, FGIC	3,695,824
6,250,000	Honolulu City & County GO, Series A, 5.00%, 7/1/19, Callable 7/1/15 @ 100, MBIA	6,577,375
640,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, FGIC	692,979
2,500,000	Honolulu City & County GO, Series C, 5.13%, 7/1/16, Callable 7/1/09 @ 101, FGIC	2,567,525
5,000,000	Honolulu City & County GO, Series D, 5.00%, 7/1/20, Callable 7/1/15 @ 100, MBIA	5,222,200
2,000,000	Honolulu City & County Waste Water System Revenue, Junior Series, 5.00%, 7/1/23, Callable 7/1/09 @ 101, FGIC	2,019,800
2,680,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/21, Callable 7/1/17 @100, FSA	2,827,641
5,000,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/26, Callable 7/1/15 @ 100, MBIA	5,102,150
2,315,000	Honolulu Hawaii City & County GO, Series A, 5.00%, 7/1/29, Callable 7/1/17 @ 100, FSA	2,356,531
2,155,000	Honolulu Hawaii City & County Multifamily Revenue, AMT, 6.30%, 11/20/20, Callable 5/20/10 @ 102, FHA	2,231,373
1,340,000	Kauai County GO, Series C, 5.90%, 8/1/09, AMBAC	1,391,858
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Prerefunded 7/15/12 @ 100, FGIC	1,095,060
1,205,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/22, Prerefunded 7/15/12 @ 100, FGIC	1,319,547
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/29, Prerefunded 7/15/12 @ 100, FGIC	1,095,060

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
750,000	University of Hawaii System Revenue, Series A, 5.13%, 7/15/32, Prerefunded 7/15/12 @ 100, FGIC	810,893

		132,932,946

Illinois (4.5%)
2,000,000	Chicago Midway Airport Revenue, Series C, 5.50%, 1/1/15, MBIA	2,164,440
4,665,000	Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 2/1/21, FGIC	4,914,297
5,505,000	Kane & De Kalb Counties Illinois Community Unit School District GO, CAB, 4.89% (b), 2/1/23, FGIC	2,533,016
5,000,000	Kendall, Kane & Will Counties Illinois Community Unit School District No. 308 GO, CAB, 5.06% (b), 2/1/25, FSA	2,113,850

		11,725,603

Indiana (0.4%)
1,000,000	Tri-Creek High School Building Corp. Revenue, 5.00%, 7/15/15, Prerefunded 7/15/13 @ 100, FSA	1,087,900

Kentucky (0.5%)
1,250,000	Kentucky State Property & Buildings Commission Revenue, Second Series, AMT, 5.50%, 11/1/16, Callable 11/1/12 @ 100, FSA	1,359,950

Massachusetts (0.4%)
1,000,000	Massachusetts State GO, Series C, 5.75%, 10/1/20, Prerefunded 10/1/10 @ 100	1,066,010

Michigan (2.2%)
3,000,000	Michigan Municipal Building Authority Revenue, Clean Water Revolving Fund, 5.50%, 10/1/21, Prerefunded 10/1/10 @ 101	3,233,850
2,245,000	Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 5/1/11, FGIC	2,427,743

		5,661,593

Missouri (0.8%)
2,000,000	University of Missouri Revenue, Series B, 5.38%, 11/1/16, Callable 11/1/11 @ 100	2,110,000

New York (4.8%)
2,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series A, 5.80%, 4/1/18, Callable 4/1/10 @ 101, FSA	2,142,440

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
New York, continued
5,165,000	New York, New York GO, Series J, 5.00%, 6/1/21, Callable 6/1/16 @ 100	5,336,840
5,000,000	New York, New York GO, Series J, 5.00%, 6/1/24, Callable 6/1/16 @ 100	5,106,750

		12,586,030

Ohio (0.8%)
795,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Prerefunded 12/1/10 @ 100	847,708
205,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Callable 12/1/10 @ 100, AMBAC	212,091
1,000,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.50%, 10/1/14, Callable 10/1/11 @ 100, FSA	1,074,380

		2,134,179

Oregon (2.1%)
5,000,000	Portland Sewer System Revenue, Series A, 5.75%, 8/1/18, Prerefunded 8/1/10 @ 100, FGIC	5,340,500

Pennsylvania (2.8%)
6,000,000	East Stroudsburg Area School District GO, Series A, 7.75%, 9/1/27, Callable 9/1/17 @ 100, FGIC	7,348,680

Puerto Rico (1.4%)
2,010,000	Puerto Rico Commonwealth Infrastructure Financing Authority, CAB, Series A, 4.66% (b), 7/1/30, FGIC	542,097
3,000,000	Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/1/26, Callable 7/1/17 @ 100	2,957,970

		3,500,067

Texas (4.3%)
2,395,000	Barbers Hill Independent School District GO, 5.00%, 2/15/24, Callable 2/15/15 @ 100, PSF-GTD	2,455,234
2,345,000	Grapevine GO, Series A, 5.00%, 8/15/24, Callable 2/15/15 @ 100, MBIA	2,403,977
2,000,000	Houston Independent School District GO, Series A, 5.00%, 2/15/24, Callable 2/15/15 @ 100	2,050,300

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Texas, continued
1,365,000	New Braunfels GO, 5.00%, 10/1/16, Callable 10/1/14 @ 100, AMBAC	1,457,943
10,000,000	North Texas Tollway Authority Revenue, CAB, Series D, 5.40% (b), 1/1/30, Insured by Assured Guaranty Ltd.	2,838,800

		11,206,254

Washington (7.6%)
3,475,000	Douglas County School District No. 206 Eastmont GO, 5.00%, 12/1/17, Callable 6/1/11 @ 100, FGIC	3,694,550
2,000,000	Port Seattle Washington Revenue, 5.00%, 2/1/25, Callable 2/1/16 @ 100, XLCA	2,027,420
1,125,000	Skagit County Public Hospital District GO, Series A, 5.38%, 12/1/17, Callable 12/1/14 @ 100, MBIA	1,194,458

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Washington, continued
1,000,000	Snohomish County GO, 5.70%, 12/1/14, Prerefunded 12/1/09 @ 100, MBIA	1,050,840
2,880,000	Snohomish County Limited Tax GO, 5.25%, 12/1/12, Callable 12/1/11 @ 100, MBIA	3,062,678
4,000,000	Washington State GO, Series A, 5.63%, 7/1/19, Prerefunded 7/1/10 @ 100	4,251,880
5,000,000	Washington State GO, CAB, Series 03-C, 4.81% (b), 6/1/20, MBIA	2,837,450
5,000,000	Washington State GO, CAB, Series C, 5.32% (b), 6/1/30, FGIC	1,543,300

		19,662,576

Total Investments (Cost $250,646,792) (c)—99.2%		258,044,560
Other assets in excess of liabilities—0.8%		2,014,559

Net Assets—100.0%		260,059,119

(a)	Rate periodically changes. Rate disclosed is rate effective July 31, 2007.
(b)	Rate represents the effective yield at purchase.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$10,290,953
Unrealized depreciation	(2,893,185)

Net unrealized appreciation	$7,397,768

AMBAC—Insured by American Municipal Bond Assurance Corp.

AMT—Subject to alternative minimum tax

CAB—Capital Appreciation Bond

ETM—Escrowed to Maturity

FGIC—Insured by Financial Guaranty Insurance Co.

FHA—Insured by Federal Housing Administration

FNMA—Insured by Federal National Mortgage Association

FSA—Insured by Federal Security Assurance

FSA-CR—Insured by Federal Security Assurance Custodial Receipts

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

PSF-GTD—Insured by Public School Funding Guarantee

XLCA—Insured by XL Capital Assurance

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (20.1%)
Consumer Discretionary (5.8%)
1,250,000	Comcast Corp., 5.45%, 11/15/10	1,270,606
1,000,000	Daimler Chrysler NA Holding Corp., 5.88%, 3/15/11	1,005,537
1,250,000	Newell Rubbermaid, Inc., 4.00%, 5/1/10	1,228,744
175,000	Whirlpool Corp., 5.50%, 3/1/13, MTN	169,874

		3,674,761

Consumer Staples (2.6%)
45,000	Diageo Capital PLC, 5.20%, 1/30/13	45,107
150,000	General Mills, Inc., 5.25%, 8/15/13	149,676
175,000	Kellogg Co., 4.25%, 3/6/13	170,757
225,000	Kroger Co., 5.50%, 2/1/13	225,485
165,000	Kroger Co., 5.00%, 4/15/13	162,311
250,000	PepsiCo, Inc., 5.15%, 5/15/12	260,245
160,000	Sysco Corp., 4.20%, 2/12/13	157,062
150,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	149,356
300,000	Walgreen Co., 4.88%, 8/1/13	299,721

		1,619,720

Electrical Utility (0.8%)
500,000	Exelon Generation Co., LLC, 6.95%, 6/15/11	517,463

Financials (7.2%)
325,000	American General Finance, Series J, 5.63%, 8/17/11, MTN	302,116
300,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13, MTN	294,687
500,000	Citigroup, Inc., 5.50%, 4/11/13	488,904
1,000,000	Countrywide Financial Corp., 4.50%, 6/15/10	940,763
525,000	General Electric Capital Corp., 5.72%, 8/22/11, Callable 1/22/09 @ 100	527,295
90,000	General Electric Capital Corp., Series A, 5.25%, 10/19/12, MTN	90,540
255,000	Genworth Financial, Inc., 5.23%, 5/16/09	255,786
45,000	Goldman Sachs Group, Inc., 5.45%, 11/1/12	44,907
175,000	Merrill Lynch & Co., Series C, 4.50% (a), 5/20/09, MTN	173,413
500,000	Morgan Stanley, 5.63%, 1/9/12	489,917
1,000,000	Toyota Motor Credit Corp., 5.50%, 9/22/11, Callable 9/22/08 @ 100	1,001,668

		4,609,996

Health Care (0.3%)
200,000	Johnson & Johnson, 5.15%, 8/15/12	209,271

Industrials (0.5%)
125,000	ConocoPhillips Canada, 5.30%, 4/15/12	128,973

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds, continued
Industrials continued
160,000	Dominion Resource, Inc., 4.75%, 12/15/10	159,938

		288,911

Information Technology (0.5%)
325,000	Hewlett-Packard Co., 4.50%, 3/1/13	322,409

Real Estate Investment Trust (1.6%)
1,000,000	Simon Property Group LP, 4.88%, 3/18/10	993,899

Telecommunications (0.3%)
215,000	Verizon Communications, Inc., 4.35%, 2/15/13	207,725

Transportation (0.5%)
325,000	United Parcel Service, Inc., 4.50%, 1/15/13	326,878

Total Corporate Bonds (Cost $12,813,875)		12,771,033

U.S. Government Agency Mortgage-Backed Obligations (25.9%)
Federal Home Loan Mortgage Corp. (13.2%)
2,500,000	3.25%, 2/25/11	2,491,725
525,397	5.00%, 1/1/19	521,036
1,043,418	4.50%, 4/1/19	1,016,154
905,744	4.50%, 12/1/19	879,242
791,846	6.00%, 6/1/21	808,665
1,355,808	5.15% (a), 11/1/35	1,360,188
1,321,232	6.50%, 9/1/36	1,359,151

		8,436,161

Federal National Mortgage Assoc. (12.7%)
502,143	5.00%, 5/1/19	497,820
1,350,613	6.50%, 6/1/36	1,388,957
3,698,305	5.47% (a), 4/1/37	3,723,379
2,447,595	6.00%, 10/1/37	2,461,913

		8,072,069

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $16,408,469)		16,508,230

U.S. Government Agencies (27.1%)
Federal Home Loan Bank (27.1%)
1,500,000	3.75%, 8/18/09	1,515,461
1,000,000	5.00%, 11/3/09	1,024,895
875,000	5.00%, 3/12/10	901,706
1,000,000	4.88%, 5/14/10	1,030,431
750,000	4.13%, 8/13/10	763,574
4,200,000	5.25%, 6/10/11	4,396,783
5,000,000	3.38%, 6/24/11	4,979,295
1,000,000	4.88%, 11/18/11	1,035,459
550,000	4.75%, 3/5/12	567,823
1,000,000	5.13%, 8/14/13	1,048,520

		17,263,947

Total U.S. Government Agencies (Cost $17,075,102)		17,263,947

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
U.S. Treasury Obligations (25.6%)
U.S. Treasury Notes (25.6%)
5,000	3.25%, 8/15/08	5,003
37,000	3.13%, 10/15/08	37,116
20,000	3.00%, 2/15/09	20,116
1,225,000	3.13%, 4/15/09	1,233,519
980,000	3.88%, 5/15/09	993,398
875,000	4.88%, 5/15/09	893,525
500,000	4.88%, 6/30/09	511,836
1,500,000	3.63%, 7/15/09	1,519,336
500,000	2.13%, 1/31/10	498,789
2,000,000	2.13%, 4/30/10	1,992,188
3,800,000	3.88%, 5/15/10	3,901,236
158,000	3.63%, 6/15/10	161,469
4,000,000	3.38%, 6/30/13	4,020,628
465,000	4.13%, 5/15/15	482,801

		16,270,960

Total U.S. Treasury Obligations (Cost $16,242,952)		16,270,960

Shares	Security Description	Value ($)
Investment Companies (0.8%)
156,533	Dreyfus Cash Management, Institutional Shares, 2.52% (b)	156,533
380,303	Victory Federal Money Market Fund, Investor Shares, 1.93% (b)	380,303

Total Investment Companies (Cost $536,836)		536,836

Total Investments (Cost $63,077,234) (c)—99.5%		63,351,006
Other assets in excess of liabilities—0.5%		344,032

Net Assets—100.0%		63,695,038

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2008.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$531,850
Unrealized depreciation	(258,078)

Net unrealized appreciation	$273,772

LLC—Limited Liability Co.

LP—Limited Partnership

MTN—Medium Term Note

PLC—Public Liability Co.

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds (98.5%)
Arizona (1.0%)
500,000	Vistancia Community Facilities District GO, 4.00%, 7/15/13	483,205

California (4.0%)
2,000,000	Bay Area Toll Authority California, Toll Bridge Revenue, Series D-2, 7.60% (a), 4/1/47, Callable 8/28/08 @ 100, AMBAC	2,000,000

Florida (1.6%)
780,000	Highlands County Florida Health Facilities, 5.00%, 11/15/11	811,723

Guam (4.8%)
860,000	Guam Economic Development Authority, Capital Appreciation, Convertible CAB, Series A, 5.00%, 5/15/09	882,016
1,350,000	Guam Economic Development Authority, Capital Appreciation, Convertible CAB, Series B, 5.40%, 5/15/15	1,499,202

		2,381,218

Hawaii (49.8%)
2,000,000	City & County of Honolulu, Hawaii Waste Water, 5.25%, 7/1/18, Callable 7/1/09 @ 101, FGIC	2,050,240
520,000	Hawaii Airport System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM, MBIA	562,000
1,000,000	Hawaii County GO, Series A, 5.38%, 5/15/13, Prerefunded 5/15/09 @ 101, FSA	1,039,550
705,000	Hawaii County GO, Series B, 5.00%, 7/15/09	725,015
805,000	Hawaii State Airports System Revenue, Second Series, AMT, 6.90%, 7/1/12, ETM	870,020
1,000,000	Hawaii State GO, Series BW, 6.40%, 3/1/09, ETM, FSA-CR	1,027,680
1,000,000	Hawaii State GO, Series CU, 5.75%, 10/1/10, MBIA	1,070,800
1,550,000	Hawaii State GO, Series CV, 5.50%, 8/1/10, FGIC	1,646,813
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/12, FSA	1,085,000
3,700,000	Hawaii State GO, Series DG, 5.00%, 7/1/09, AMBAC	3,804,784
750,000	Hawaii State Highway Revenue, 4.85%, 7/1/09, FSA	770,100
500,000	Hawaii State Highway Revenue, 6.00%, 7/1/09	518,310
1,055,000	Hawaii State Housing & Community Development Revenue, Series A, 3.70%, 7/1/13, FSA	1,034,691
800,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, ETM	872,088

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Hawaii, continued
1,150,000	Honolulu City & County Waste Water System Revenue, 5.00%, 7/1/09, FGIC	1,181,315
1,000,000	Honolulu City & County Waste Water System Revenue, 5.25%, 7/1/15, Callable 7/1/09 @ 101, FGIC	1,027,570
2,000,000	Honolulu Hawaii City & County GO, Series C, 5.13%, 7/1/11, Callable 7/1/09 @ 101, FGIC	2,061,480
1,000,000	Honolulu Hawaii City & County Multifamily Revenue, AMT, 6.30%, 11/20/20, Callable 5/20/10 @ 102, FHA	1,035,440
1,000,000	State of Hawaii GO, Series DG, 5.00%, 7/1/12, AMBAC	1,073,930
1,090,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Prerefunded 7/15/12 @ 100, FGIC	1,193,615

		24,650,441

Illinois (3.2%)
500,000	Chicago Illinois Midway Airport Revenue, Series B, 5.00%, 1/1/12, AMBAC	526,000
1,000,000	Illinois State GO, 5.25%, 8/1/10, MBIA	1,055,830

		1,581,830

Indiana (3.0%)
1,500,000	Indianapolis Local Public Improvement Bond Bank Revenue, Series F-1, 9.00% (a), 2/1/20, MBIA	1,500,000

Michigan (1.6%)
750,000	Michigan State Hospital Finance Authority Revenue, 5.50%, 11/1/12	788,040

Minnesota (3.2%)
1,500,000	Minnesota State GO, 5.00%, 8/1/16, Callable 8/1/12 @ 100	1,579,650

New Jersey (2.1%)
1,000,000	New Jersey State Certificate of Participation, 5.00%, 6/15/09	1,025,460

New York (6.3%)
1,000,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Series A, 4.45%, 7/1/17, Mandatory Put 7/1/09 @ 100	1,001,190
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,075,520

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, continued

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
New York, continued
1,000,000	New York, New York GO, Series C, 4.25%, 1/1/12	1,035,890

		3,112,600

Oklahoma (4.1%)
625,000	McClain County Oklahoma Economic Development Authority Educational Facilities Lease Revenue, Newcastle Public Schools Project, 5.00%, 9/1/10	648,900
1,345,000	Tulsa Oklahoma Industrial Authority Educational Facilities Revenue, Series B, 5.00%, 12/1/14, Callable 12/1/08 @ 101	1,364,072

		2,012,972

Pennsylvania (2.2%)
1,030,000	Philadelphia Water & Wastewater Revenue, Series B, 5.50%, 11/1/11, FGIC	1,099,339

Puerto Rico (6.0%)
1,200,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, 6.25%, 7/1/13, MBIA	1,375,452
500,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, 5.75%, 7/1/41, Prerefunded 7/1/12 @ 100	545,870
1,000,000	University Puerto Rico University Revenue, Series P, 5.00%, 6/1/12	1,025,790

		2,947,112

Shares or Principal Amount ($)	Security Description	Value ($)
Municipal Bonds, continued
Tennessee (3.5%)
480,000	Sullivan County Tennessee Health Educational & Housing Facilities Board Revenue, Wellmont Health Systems Project, 6.25%, 9/1/32, Prerefunded 9/1/12 @ 101	542,040
1,135,000	Wilson County Tennessee GO, 5.00%, 4/1/12, MBIA	1,210,160

		1,752,200

Washington (2.1%)
1,000,000	Washington State Health Care Facilities Authority Revenue, Providence Health System, Series A, 5.63%, 10/1/14, Callable 10/1/11 @ 100, MBIA	1,061,070

Total Municipal Bonds (Cost $48,108,653)		48,786,860

Investment Companies (0.7%)
319,823	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 2.12% (b)	319,823

Total Investment Companies (Cost $319,823)		319,823

Total Investments (Cost $48,428,476) (c)—99.2%		49,106,683
Other assets in excess of liabilities—0.8%		412,066

Net Assets—100.0%		49,518,749

(a)	Rate periodically changes. Rate disclosed is the rate in effect on July 31, 2008.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$730,131
Unrealized depreciation	(51,924)

Net unrealized appreciation	$678,207

AMBAC—Insured by American Municipal Bond Assurance Corp.

AMT—Subject to alternative minimum tax

CAB—Capital Appreciation Bond

ETM—Escrowed to Maturity

FGIC—Insured by Financial Guaranty Insurance Co.

FHA—Insured by Federal Housing Administration

FSA—Insured by Federal Security Assurance

FSA-CR—Insured by Federal Security Assurance Custodial Receipts

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2008

Principal Amount ($)	Security Description	Value ($)
U.S. Government Agencies (55.9%)
Federal Home Loan Bank (55.9%)
8,000,000	5.00%, 2/20/09	8,098,696
3,825,000	5.25%, 8/5/09	3,913,250
1,825,000	5.00%, 9/18/09	1,866,871
7,865,000	4.25%, 11/20/09	7,992,421
2,500,000	4.38%, 3/17/10	2,553,317
4,650,000	4.38%, 9/17/10	4,758,057
1,985,000	4.85%, 2/4/11	2,054,594
4,000,000	4.63%, 2/18/11	4,145,792
4,000,000	5.25%, 6/10/11	4,187,412
2,000,000	5.60%, 6/28/11	2,113,416
400,000	5.38%, 8/19/11	421,262

		42,105,088

Total U.S. Government Agencies (Cost $41,026,918)		42,105,088

U.S. Treasury Obligations (42.0%)
U.S. Treasury Bills (3.9%)
3,000,000	2.46% (a), 6/4/09	2,945,892

U.S. Treasury Notes (38.1%)
2,895,000	3.25%, 8/15/08	2,896,557
5,300,000	3.13%, 9/15/08	5,312,178
1,000,000	4.38%, 11/15/08	1,007,735

Shares or Principal Amount ($)	Security Description	Value ($)
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
3,800,000	4.88%, 5/15/09	3,880,454
2,875,000	4.88%, 6/30/09	2,943,057
3,800,000	4.88%, 8/15/09	3,900,347
1,300,000	3.13%, 11/30/09	1,314,728
2,800,000	2.13%, 4/30/10	2,789,063
1,500,000	2.63%, 5/31/10	1,504,920
200,000	4.13%, 8/15/10	206,391
2,800,000	4.88%, 7/31/11	2,964,063

		28,719,493

Total U.S. Treasury Obligations (Cost $31,658,808)		31,665,385

Investment Companies (0.9%)
659,178	American Performance U.S. Treasury Fund, Administrative Class, 1.25% (b)	659,178

Total Investment Companies (Cost $659,178)		659,178

Total Investments (Cost $73,344,904) (c)—98.8%		74,429,651
Other assets in excess of liabilities—1.2%		900,716

Net Assets—100.0%		75,330,367

(a)	Rate disclosed represents effective yield at purchase.
(b)	Rate periodically changes. Rate disclosed is the daily yield on July 31, 2008.
(c)	Represents cost for financial reporting and federal income tax purposes. Unrealized appreciation/depreciation is as follows:

Unrealized appreciation	$1,130,781
Unrealized depreciation	(46,034)

Net unrealized appreciation	$1,084,747

See accompanying notes to financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

July 31, 2008

1.	Organization

Pacific Capital Funds (the “Trust”) was organized on October 30, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (collectively, the “Funds” and individually, a “Fund”): New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. The Trust is authorized to issue an unlimited number of shares without par value in four classes of shares: Class A, Class B, Class C and Class Y. The sale of Class B Shares has been suspended since June 1, 2003 (except for reinvestment of dividends and exchanges of Class B Shares between Funds).

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under distribution (12b-1) plans, voting rights on matters affecting a single class of shares, sales charges and exchange privileges. The Class A Shares of the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund have a maximum sales charge on purchases of 5.25% of the purchase price; the Class A Shares of the High Grade Core Fixed Income Fund and Tax-Free Securities Fund have a maximum sales charge on purchases of 4.00% of the purchase price; and the Class A Shares of the High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund have a maximum sales charge on purchases of 2.25% of the purchase price. The Class B Shares have a contingent deferred sales charge (“CDSC”) of 5.00% as a percentage of original purchase price or sale price (whichever is less) if redeemed before the sixth anniversary of purchase, declining from 5.00% within the first year to 0% after the sixth year. The Class C Shares have a CDSC of 1.00% as a percentage of the original purchase price or sales price (whichever is less) if redeemed within twelve months of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which are valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available mean of the bid and asked quotations in the principal market in which such securities are normally traded. Investments in securities in which the principal market is not an exchange or an over-the-counter market are valued using an independent pricing service approved by the Board of Trustees (the “Board”). Such prices reflect fair values, which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board. In the event of an increase or decrease in the value of a designated benchmark index greater than predetermined levels, the New Asia Growth Fund and International Stock Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Transactions:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such changes are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Foreign Currency Contracts:

The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in “cross-currency” foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds’ foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

Futures Contracts:

Each of the Funds (other than the U.S. Government Short Fixed Income Fund) may enter into contracts for the future delivery of specific securities, classes of securities, and financial indices; may purchase or sell exchange-listed or OTC

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

options on any such futures contracts; and may engage in related closing transactions. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The Small Cap Fund has entered into futures contracts for hedging purposes, such as to protect against anticipated declines in the fair value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When a futures contract closes, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144A under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At July 31, 2008, the International Stock Fund held restricted securities representing 1.7% of net assets. The restricted securities held as of July 31, 2008 are identified below:

Issue Description	Acquisition Date	Shares	Cost ($)	Value ($)
International Stock Fund:
Evraz Group SA, GDR	*	18,631	519,745	1,788,576
Wellstream Holdings PLC	**	59,666	1,481,945	1,409,252

*	Purchased on various dates beginning 4/25/06.
**	Purchased on various dates beginning 2/8/08.

Security Transactions and Related Income:

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date if the trade was on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations:

Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

Income, expenses (other than expenses attributable to a specific share class) and realized/unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

Distributions to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for all the Funds.

Redemption Fees:

The New Asia Growth Fund and International Stock Fund may impose a redemption fee of 2.00% on redemptions and exchanges of Fund shares within 30 days from the date the Fund shares were acquired. Prior to October 16, 2007, the fee could be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets in “Proceeds from Shares Issued”. Redemption fees collected for the Funds for the years ended July 31, 2008 and July 31, 2007 were as follows:

	Year Ended 7/31/08 ($)	Year Ended 7/31/07 ($)
New Asia Growth Fund	1,105	375
International Stock Fund	2,369	813

New Accounting Pronouncements:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. As of July 31, 2008, the Funds do not believe the adoption of SFAS No. 157 impacts the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding securities maturing less than one year from acquisition and U.S. Government securities) for the year ended July 31, 2008 were as follows:

	Purchases ($)	Sales ($)
New Asia Growth Fund	54,485,865	65,504,139
International Stock Fund	127,123,049	164,067,627
Small Cap Fund	543,609,780	712,457,747
Mid-Cap Fund	85,850,860	91,444,819
Growth Stock Fund	120,203,347	150,615,473
Growth and Income Fund	84,710,824	107,231,038
Value Fund	123,202,957	142,309,552
High Grade Core Fixed Income Fund	85,366,917	71,237,392
Tax-Free Securities Fund	83,963,198	110,947,883
High Grade Short Intermediate Fixed Income Fund	7,081,077	6,326,170
Tax-Free Short Intermediate Securities Fund	19,018,060	21,374,118

Purchases and sales of long-term U.S. Government securities for the year ended July 31, 2008 were as follows:

	Purchases ($)	Sales ($)
High Grade Core Fixed Income Fund	107,154,439	152,395,515
High Grade Short Intermediate Fixed Income Fund	83,341,536	84,811,072
U.S. Government Short Fixed Income Fund	46,502,442	74,257,676

4.	Transactions with Affiliates

Investment advisory services are provided to the Trust by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee which is computed daily and paid monthly based upon average daily net assets. The Adviser may voluntarily waive a portion of its fees. Voluntary waivers may be terminated at any time and are not subject to recoupment by the Adviser. Fee rates for the year ended July 31, 2008 were as follows:

	Maximum Annual Advisory Fee (%)	Net Annual Fees Paid (%)
New Asia Growth Fund	0.40	0.40
International Stock Fund	0.45	0.35
Small Cap Fund	0.46	0.36	[1]
Mid-Cap Fund	0.60	0.35
Growth Stock Fund	0.55	0.35
Growth and Income Fund	0.55	0.35
Value Fund	0.55	0.35
High Grade Core Fixed Income Fund	0.60	0.45
Tax-Free Securities Fund	0.60	0.45
High Grade Short Intermediate Fixed Income Fund	0.50	0.20
Tax-Free Short Intermediate Securities Fund	0.50	0.40
U.S. Government Short Fixed Income Fund	0.40	0.11

[1]	The Adviser has voluntarily agreed to waive a portion of its fees for the Small Cap Fund so that the total combined advisory and sub-advisory fees will not exceed 1.00%.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

The following Funds have entered into Sub-Advisory contracts as listed below. Under the terms of each Sub-Advisory agreement, the Funds are charged the following annual fees by the Sub-Adviser based upon average daily net assets managed by the Sub-Adviser which are computed daily and paid quarterly:

	Sub-Adviser	Annual Fees Paid
New Asia Growth Fund	First State Investments International Limited	0.50%

International Stock Fund	Hansberger Global Investors, Inc.	0.60% of the first $75 million; 0.35% in excess of $75 million

Small Cap Fund	Mellon Capital Management Corp.	0.55% of the first $100 million; 0.50% on assets between $100 million and $200 million; 0.45% on assets in excess of $200 million[1]

	Nicholas-Applegate Capital Management	0.70%[2]

	Wellington Management Company, LLP	0.70% of the first $150 million; 0.65% on assets in excess of $150 million[3]

Mid-Cap Fund	Chicago Equity Partners, LLC	0.20%

Growth Stock Fund	Chicago Equity Partners, LLC	0.25%

Growth and Income Fund	Chicago Equity Partners, LLC	0.25%

Value Fund	Chicago Equity Partners, LLC	0.25%

[1]

On assets managed by Mellon Capital Management Corp. using a “small cap value” strategy. Prior to January 1, 2008, Mellon Equity Associates, LLP acted as Sub-Adviser to these assets and received the same fees as listed in the table.

[2]	On assets managed by Nicholas-Applegate Capital Management using a “systematic small cap” strategy.
[3]	On assets managed by Wellington Management Company, LLP using a “small cap growth” strategy.

Bank of Hawaii (the “Administrator”) acts as Administrator of the Trust and receives 0.04% of the average daily net assets of the Trust for this service.

Citi Fund Services Ohio, Inc. (“Citi”) serves the Trust as Sub-Administrator pursuant to an agreement among the Trust, the Administrator and Citi. Citi receives fees from the Trust at the annual rate of 0.05% of the average daily net assets of the Trust, subject to reduction if certain standards are not met, and $10,000 annually for providing additional regulatory services, plus out-of-pocket expenses.

In addition, Citi provides an employee to serve as Chief Compliance Officer for the Trust and performs certain related services. Citi receives a fee for this service and reimbursement for certain related out-of-pocket expenses.

Citi also serves the Trust as Fund Accountant and Transfer Agent. Under the terms of the fund accounting and transfer agency agreements, Citi is entitled to receive fees, subject to reduction if certain standards are not met, and reimbursement for certain out-of-pocket expenses.

Foreside Distribution Services, L.P. (the “Distributor”) serves the Trust as principal underwriter and distributor. The Trust has adopted for the Class A, Class B and Class C Shares of each of the Funds the Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor a fee which will not exceed on an annual basis, 0.40%, 1.00% and 1.00%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C Shares of each Fund. The Distributor is

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

contractually limiting the 12b-1 fee for Class A Shares to 0.25% through November 30, 2008. These fees are for payments the Distributor makes to banks, other institutions and broker dealers, including certain affiliates of the Administrator and for expenses the Distributor and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. The following table shows amounts received by the Distributor on commissions from sales and the amounts paid to affiliated broker dealers of the Funds during the year ended July 31, 2008:

	Received ($)	Paid to Affiliates ($)
Class A	106,032	791
Class C	68,743	541

Certain Officers and Trustees of the Trust are affiliated with the Administrator, the Adviser or Citi. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five Independent Trustees receives a fee for their services plus the reimbursement of certain expenses incurred.

The Adviser has entered into a reimbursement agreement with the Funds in which it agrees to reimburse the Funds for certain fees charged by various intermediaries. The intermediaries, such as broker-dealers, banks, retirement plan administrators or other institutions, make the shares of one or more Funds available to their customers in accordance with relevant Intermediary Agreements and provide certain recordkeeping, processing and/or administrative services. This agreement can be terminated by the Adviser with 60 days’ written notice. The reimbursements made by the Adviser may not be recouped in future periods.

5.	Risks

The New Asia Growth Fund, International Stock Fund, and Small Cap Fund may invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future adverse political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, and/or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

The New Asia Growth Fund’s concentration of investments in securities of issuers located in the Far East Asia region may subject the Fund to the effects of economic and government policies within that region.

The Tax-Free Securities Fund’s and Tax-Free Short Intermediate Securities Fund’s concentration of investments in securities of issuers located in Hawaii may subject each Fund to the effects of economic developments and government policies within Hawaii.

6.	Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and amounts of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., paydown reclasses and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Effective January 31, 2008, the Funds adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-than-likely-than-not recognition threshold is measured to determine the amount to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Hawaii (i.e. the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

The tax character of distributions paid during the year ended July 31, 2008 were as follows (amounts in thousands):

	Distributions Paid From
	Net Investment Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Return of Capital ($)	Tax Exempt Distributions ($)	Total Distributions Paid ($)*
New Asia Growth Fund	5,594	14,882	20,476	—	—	20,476
International Stock Fund	2,714	15,912	18,626	—	—	18,626
Small Cap Fund	33,243	40,794	74,037	—	—	74,037
Mid-Cap Fund	2,130	5,804	7,934	56	—	7,990
Growth Stock Fund	828	—	828	7	—	835
Growth and Income Fund	1,360	7,925	9,285	—	—	9,285
Value Fund	18,946	7,044	25,990	51	—	26,041
High Grade Core Fixed Income Fund	13,576	—	13,576	—	—	13,576
Tax-Free Securities Fund	576	189	765	—	11,544	12,309
High Grade Short Intermediate Fixed Income Fund	2,799	—	2,799	—	—	2,799
Tax-Free Short Intermediate Securities Fund	21	—	21	—	1,571	1,592
U.S. Government Short Fixed Income Fund	3,385	—	3,385	—	—	3,385

*	Total Distributions Paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

The tax character of distributions paid during the year ended July 31, 2007 were as follows (amounts in thousands):

	Distributions Paid From
	Net Investment Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Return of Capital ($)	Tax Exempt Distributions ($)	Total Distributions Paid ($)*
New Asia Growth Fund	2,322	7,883	10,205	—	—	10,205
International Stock Fund	2,517	98	2,615	—	—	2,615
Small Cap Fund	17,848	15,839	33,687	—	—	33,687
Mid-Cap Fund	1,254	7,155	8,409	—	—	8,409
Growth Stock Fund	217	—	217	—	—	217
Growth and Income Fund	1,205	28	1,233	—	—	1,233
Value Fund	2,637	19,141	21,778	—	—	21,778
High Grade Core Fixed Income Fund	15,170	—	15,170	13	—	15,183
Tax-Free Securities Fund	418	272	690	—	12,294	12,984
High Grade Short Intermediate Fixed Income Fund	2,973	—	2,973	—	—	2,973
Tax-Free Short Intermediate Securities Fund	122	—	122	—	1,893	2,015
U.S. Government Short Fixed Income Fund	4,389	—	4,389	—	—	4,389

*	Total Distributions Paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed				Accumulated Capital & Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)**	Total Accumulated Earnings/ (Deficit) ($)
	Ordinary Income ($)	Long-Term Capital Gain ($)	Accumulated Earnings ($)	Distributions Payable ($)
New Asia Growth Fund	1,772	10,124	11,896	—	(125)	8,964	20,735
International Stock Fund	792	20,012	20,804	—	(429)	(20)	20,355
Small Cap Fund	—	801	801	—	(53,528)	(12,568)	(65,295)
Mid-Cap Fund	—	—	—	—	(4,488)	(1,953)	(6,441)
Growth Stock Fund	—	—	—	—	(80,361)	(4,675)	(85,036)
Growth and Income Fund	46	—	46	—	(9,284)	(5,714)	(14,952)
Value Fund	—	—	—	—	(4,688)	(12,903)	(17,591)
High Grade Core Fixed Income Fund	59	—	59	(100)	(1,323)	(790)	(2,154)
High Grade Short Intermediate Fixed Income Fund	12	—	12	(19)	(1,628)	274	(1,361)
U.S. Government Short Fixed Income Fund	20	—	20	(20)	(2,148)	1,085	(1,063)

**	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and return of capital adjustments.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, continued

July 31, 2008

	Undistributed					Accumulated Capital & Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)	Total Accumulated Earnings/ (Deficit) ($)
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gain ($)	Accumulated Earnings ($)	Distributions Payable ($)
Tax-Free Securities Fund	90	—	342	432	(90)	—	7,398	7,740
Tax-Free Short Intermediate Securities Fund	14	—	—	14	(13)	(755)	678	(76)

As of the latest tax year end of July 31, 2008, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires
	2011 ($)	2012 ($)	2013 ($)	2014 ($)	2015 ($)	2016 ($)
Mid-Cap Fund	—	—	—	—	—	739,471
Growth Stock Fund	76,835,141	—	—	—	—	3,055,247
Growth and Income Fund	—	—	—	—	—	5,239,853
Value Fund	—	—	—	—	—	4,646,679
High Grade Core Fixed Income Fund	—	—	—	—	1,322,549	—
High Grade Short Intermediate Fixed Income Fund	—	—	—	55,901	1,571,661	—
Tax-Free Short Intermediate Securities Fund	—	—	14,258	18,908	657,223	49,093
U.S. Government Short Fixed Income Fund	—	—	590,139	889,880	668,108	—

During the year ended July 31, 2008, the High Grade Core Fixed Income Fund, High Grade Short Intermediate Fixed Income Fund and U.S. Government Short Fixed Income Fund utilized $2,823, $604 and $711 in capital loss carryforwards (amounts in thousands), respectively.

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following Funds have deferred losses, which will be treated as arising on the first day of the fiscal year to end July 31, 2009:

	Post-October Capital Losses ($)	Post-October Foreign Currency Losses ($)
New Asia Growth Fund	—	125,275
International Stock Fund	—	428,564
Small Cap Fund	53,528,120	—
Mid-Cap Fund	3,748,155	—
Growth Stock Fund	471,012	—
Growth and Income Fund	4,043,699	—
Value Fund	41,507	—
Tax-Free Short Intermediate Securities Fund	15,122	—

7.	Legal and Regulatory Matters

Citi Fund Services, Inc., certain affiliates of which provide various services to the Trust as described in footnote 4, has reached a settlement with the SEC regarding the SEC’s investigation related to its past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Fund management has not determined the degree, if any, to which the Funds are affected by the settlement. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this investigation.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$22.06	$0.20		$(0.76)		$(0.56)	$(0.23)	$(3.70)	$(3.93)	$17.57	(5.38%)	$4,986	1.59%	1.04%	1.74%	45.92%
Year Ended July 31, 2007	16.84	0.22		7.05		7.27	(0.22)	(1.83)	(2.05)	22.06	46.07	3,207	1.62	1.14	1.77	37.50
Year Ended July 31, 2006	15.52	0.10		2.12		2.22	(0.10)	(0.80)	(0.90)	16.84	15.00	2,157	1.76	0.64	2.08	44.10
Year Ended July 31, 2005	11.46	0.11	(f)	4.07	(f)	4.18	(0.12)	—	(0.12)	15.52	36.68	1,770	1.96	0.84	2.48	44.06
Year Ended July 31, 2004	9.77	0.08		1.68		1.76	(0.07)	—	(0.07)	11.46	17.94	1,386	1.88	0.52	2.39	78.13
CLASS B
Year Ended July 31, 2008	$20.99	$0.01	(f)	$(0.66	)(f)	$(0.65)	$(0.10)	$(3.70)	$(3.80)	$16.54	(6.13%)	$137	2.34%	0.04%	2.34%	45.92%
Year Ended July 31, 2007	16.13	0.06		6.73		6.79	(0.10)	(1.83)	(1.93)	20.99	44.97	679	2.37	0.35	2.37	37.50
Year Ended July 31, 2006	14.97	—		2.01		2.01	(0.05)	(0.80)	(0.85)	16.13	14.05	639	2.51	(0.04)	2.57	44.10
Year Ended July 31, 2005	11.09	0.01	(f)	3.93	(f)	3.94	(0.06)	—	(0.06)	14.97	35.66	446	2.71	0.09	2.73	44.06
Year Ended July 31, 2004	9.48	(0.02)		1.65		1.63	(0.02)	—	(0.02)	11.09	17.18	369	2.64	(0.23)	2.65	78.13
CLASS C
Year Ended July 31, 2008	$20.97	$0.05		$(0.70)		$(0.65)	$(0.14)	$(3.70)	$(3.84)	$16.48	(6.09%)	$657	2.34%	0.26%	2.34%	45.92%
Year Ended July 31, 2007	16.12	0.07		6.72		6.79	(0.11)	(1.83)	(1.94)	20.97	44.96	580	2.37	0.37	2.37	37.50
Year Ended July 31, 2006	14.96	(0.01)		2.02		2.01	(0.05)	(0.80)	(0.85)	16.12	14.08	413	2.51	(0.10)	2.57	44.10
Year Ended July 31, 2005	11.09	0.04	(f)	3.91	(f)	3.95	(0.08)	—	(0.08)	14.96	35.73	272	2.70	0.27	2.74	44.06
Year Ended July 31, 2004*	11.98	(0.01)		(0.88)		(0.89)	—	—	—	11.09	(7.43)	9	2.53	(0.66)	2.53	78.13
CLASS Y
Year Ended July 31, 2008	$22.39	$0.27		$(0.80)		$(0.53)	$(0.26)	$(3.70)	$(3.96)	$17.90	(5.14%)	$93,039	1.34%	1.21%	1.34%	45.92%
Year Ended July 31, 2007	17.07	0.26		7.15		7.41	(0.26)	(1.83)	(2.09)	22.39	46.36	113,393	1.37	1.38	1.37	37.50
Year Ended July 31, 2006	15.72	0.14		2.15		2.29	(0.14)	(0.80)	(0.94)	17.07	15.26	85,836	1.51	0.98	1.57	44.10
Year Ended July 31, 2005	11.60	0.15	(f)	4.13	(f)	4.28	(0.16)	—	(0.16)	15.72	37.07	44,092	1.71	1.13	1.73	44.06
Year Ended July 31, 2004	9.89	0.11		1.70		1.81	(0.10)	—	(0.10)	11.60	18.21	29,827	1.63	0.80	1.64	78.13

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$13.57	$0.12		$(1.23)		$(1.11)	$(0.12)	$(0.88)	$(1.00)	$11.46	(9.03%)	$1,644	1.35%	1.10%	1.60%	52.32%
Year Ended July 31, 2007	10.81	0.11		2.77		2.88	(0.12)	—	(0.12)	13.57	26.68	1,221	1.35	0.86	1.60	47.50
Year Ended July 31, 2006	8.95	0.07		1.87		1.94	(0.08)	—	(0.08)	10.81	21.65	999	1.48	0.68	1.90	46.18
Year Ended July 31, 2005	7.41	0.05	(f)	1.52	(f)	1.57	(0.03)	—	(0.03)	8.95	21.17	949	1.73	0.60	2.35	37.98
Year Ended July 31, 2004	6.46	(0.01)		0.96		0.95	—	—	—	7.41	14.71	884	1.78	(0.05)	2.38	237.06
CLASS B
Year Ended July 31, 2008	$12.87	$0.01	(f)	$(1.15	)(f)	$(1.14)	$(0.04)	$(0.88)	$(0.92)	$10.81	(9.76%)	$163	2.10%	0.09%	2.20%	52.32%
Year Ended July 31, 2007	10.27	(0.01)		2.65		2.64	(0.04)	—	(0.04)	12.87	25.72	671	2.10	0.03	2.20	47.50
Year Ended July 31, 2006	8.54	(0.01)		1.77		1.76	(0.03)	—	(0.03)	10.27	20.63	673	2.23	(0.06)	2.39	46.18
Year Ended July 31, 2005	7.10	(0.01	)(f)	1.46	(f)	1.45	(0.01)	—	(0.01)	8.54	20.43	649	2.48	(0.16)	2.60	37.98
Year Ended July 31, 2004	6.24	(0.05)		0.91		0.86	—	—	—	7.10	13.78	608	2.53	(0.80)	2.63	237.06
CLASS C
Year Ended July 31, 2008	$12.85	$0.04		$(1.16)		$(1.12)	$(0.06)	$(0.88)	$(0.94)	$10.79	(9.66%)	$450	2.10%	0.31%	2.20%	52.32%
Year Ended July 31, 2007	10.27	—		2.62		2.62	(0.04)	—	(0.04)	12.85	25.53	600	2.10	0.06	2.20	47.50
Year Ended July 31, 2006	8.53	(0.01)		1.78		1.77	(0.03)	—	(0.03)	10.27	20.78	601	2.23	(0.04)	2.39	46.18
Year Ended July 31, 2005	7.10	0.05	(f)	1.39	(f)	1.44	(0.01)	—	(0.01)	8.53	20.30	494	2.42	0.57	2.55	37.98
Year Ended July 31, 2004*	7.48	(0.01)		(0.37)		(0.38)	—	—	—	7.10	(5.08)	9	2.60	(0.45)	2.71	237.06
CLASS Y
Year Ended July 31, 2008	$13.84	$0.18		$(1.28)		$(1.10)	$(0.15)	$(0.88)	$(1.03)	$11.71	(8.80%)	$182,692	1.10%	1.32%	1.20%	52.32%
Year Ended July 31, 2007	11.03	0.13		2.83		2.96	(0.15)	—	(0.15)	13.84	26.90	246,057	1.10	1.07	1.20	47.50
Year Ended July 31, 2006	9.13	0.09		1.91		2.00	(0.10)	—	(0.10)	11.03	21.90	209,795	1.23	1.15	1.39	46.18
Year Ended July 31, 2005	7.55	0.08	(f)	1.55	(f)	1.63	(0.05)	—	(0.05)	9.13	21.61	93,049	1.47	0.97	1.59	37.98
Year Ended July 31, 2004	6.57	0.01		0.97		0.98	—	—	—	7.55	14.92	59,165	1.53	0.20	1.63	237.06

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$18.29	$(0.13)		$(1.77)		$(1.90)	$—	$(2.91)	$(2.91)	$13.48	(11.86%)	$120,495	1.63%	(0.68%)	1.88%	130.78%
Year Ended July 31, 2007	17.67	(0.06	)(f)	2.09	(f)	2.03	—	(1.41)	(1.41)	18.29	11.39	228,985	1.57	(0.31)	1.82	164.61
Year Ended July 31, 2006	18.10	(0.07	)(f)	0.93	(f)	0.86	—	(1.29)	(1.29)	17.67	4.97	215,270	1.62	(0.40)	2.02	110.61
Year Ended July 31, 2005	16.52	(0.08	)(f)	4.39	(f)	4.31	—	(2.73)	(2.73)	18.10	27.98	103,700	1.63	(0.49)	2.26	67.75
Year Ended July 31, 2004	13.24	(0.02)		3.64		3.62	—	(0.34)	(0.34)	16.52	27.53	10,625	1.55	(0.37)	2.15	90.26
CLASS B
Year Ended July 31, 2008	$16.99	$(0.19)		$(1.62)		$(1.81)	$—	$(2.91)	$(2.91)	$12.27	(12.48%)	$1,481	2.18%	(1.22%)	2.48%	130.78%
Year Ended July 31, 2007	16.62	(0.19	)(f)	1.97	(f)	1.78	—	(1.41)	(1.41)	16.99	10.57	2,510	2.32	(1.06)	2.42	164.61
Year Ended July 31, 2006	17.22	(0.19	)(f)	0.88	(f)	0.69	—	(1.29)	(1.29)	16.62	4.14	3,093	2.37	(1.11)	2.53	110.61
Year Ended July 31, 2005	15.94	(0.21)		4.22		4.01	—	(2.73)	(2.73)	17.22	27.09	3,555	2.35	(1.29)	2.46	67.75
Year Ended July 31, 2004	12.89	(0.17)		3.56		3.39	—	(0.34)	(0.34)	15.94	26.48	3,099	2.29	(1.12)	2.39	90.26
CLASS C
Year Ended July 31, 2008	$17.00	$(0.22)		$(1.63)		$(1.85)	$—	$(2.91)	$(2.91)	$12.24	(12.54%)	$17,067	2.38%	(1.47%)	2.48%	130.78%
Year Ended July 31, 2007	16.63	(0.19	)(f)	1.97	(f)	1.78	—	(1.41)	(1.41)	17.00	10.56	24,083	2.32	(1.05)	2.42	164.61
Year Ended July 31, 2006	17.23	(0.20	)(f)	0.89	(f)	0.69	—	(1.29)	(1.29)	16.63	4.19	14,908	2.37	(1.15)	2.53	110.61
Year Ended July 31, 2005	15.95	(0.21	)(f)	4.22	(f)	4.01	—	(2.73)	(2.73)	17.23	27.00	5,832	2.40	(1.33)	2.54	67.75
Year Ended July 31, 2004*	15.84	(0.03)		0.14		0.11	—	—	—	15.95	0.69	46	2.32	(1.27)	2.42	90.26
CLASS Y
Year Ended July 31, 2008	$18.61	$(0.08)		$(1.82)		$(1.90)	$—	$(2.91)	$(2.91)	$13.80	(11.64%)	$173,745	1.38%	(0.45%)	1.48%	130.78%
Year Ended July 31, 2007	17.92	(0.01	)(f)	2.11	(f)	2.10	—	(1.41)	(1.41)	18.61	11.64	280,870	1.32	(0.04)	1.42	164.61
Year Ended July 31, 2006	18.29	(0.03	)(f)	0.95	(f)	0.92	—	(1.29)	(1.29)	17.92	5.26	197,701	1.37	(0.14)	1.53	110.61
Year Ended July 31, 2005	16.63	(0.05)		4.44		4.39	—	(2.73)	(2.73)	18.29	28.30	125,299	1.35	(0.29)	1.46	67.75
Year Ended July 31, 2004	13.30	(0.02)		3.69		3.67	—	(0.34)	(0.34)	16.63	27.78	117,641	1.29	(0.12)	1.39	90.26

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amounts calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$12.17	$0.02	$(1.56)	$(1.54)	$(0.03)	$(1.24)	$(1.27)	$9.36	(13.60%)	$549	1.15%	0.21%	1.55%	130.00%
Year Ended July 31, 2007	12.21	0.05	1.76	1.81	(0.05)	(1.80)	(1.85)	12.17	15.63	693	1.07	0.44	1.60	117.44
Year Ended July 31, 2006	12.75	0.01	0.22	0.23	(0.02)	(0.75)	(0.77)	12.21	1.78	886	1.05	0.10	1.69	101.34
Year Ended July 31, 2005	10.33	0.03	2.42	2.45	(0.03)	—	(0.03)	12.75	23.69	760	1.05	0.25	1.95	97.23
Year Ended July 31, 2004	10.00	0.02	0.33	0.35	(0.02)	—	(0.02)	10.33	3.50	186	1.05	0.34	2.08	47.75
CLASS C
Year Ended July 31, 2008	$11.93	$(0.06)	$(1.52)	$(1.58)	$—	$(1.24)	$(1.24)	$9.11	(14.22%)	$378	1.90%	(0.54%)	2.15%	130.00%
Year Ended July 31, 2007	12.07	(0.05)	1.74	1.69	(0.03)	(1.80)	(1.83)	11.93	14.73	482	1.82	(0.29)	2.20	117.44
Year Ended July 31, 2006	12.68	(0.08)	0.22	0.14	—	(0.75)	(0.75)	12.07	1.07	547	1.80	(0.64)	2.18	101.34
Year Ended July 31, 2005	10.32	(0.03)	2.39	2.36	—	—	—	12.68	22.87	509	1.80	(0.50)	2.21	97.23
Year Ended July 31, 2004*	10.23	(0.01)	0.10	0.09	—	—	—	10.32	0.88	10	1.80	(0.52)	2.35	47.75
CLASS Y
Year Ended July 31, 2008	$12.19	$0.05	$(1.56)	$(1.51)	$(0.06)	$(1.24)	$(1.30)	$9.38	(13.36%)	$55,037	0.90%	0.46%	1.15%	130.00%
Year Ended July 31, 2007	12.23	0.08	1.76	1.84	(0.08)	(1.80)	(1.88)	12.19	15.87	70,422	0.82	0.65	1.20	117.44
Year Ended July 31, 2006	12.76	0.04	0.22	0.26	(0.04)	(0.75)	(0.79)	12.23	2.06	73,195	0.80	0.35	1.18	101.34
Year Ended July 31, 2005	10.34	0.05	2.42	2.47	(0.05)	—	(0.05)	12.76	23.92	83,141	0.80	0.47	1.19	97.23
Year Ended July 31, 2004	10.00	0.03	0.34	0.37	(0.03)	—	(0.03)	10.34	3.69	30,689	0.80	0.60	1.35	47.75

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Rations/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$9.53	$0.03		$(0.71)		$(0.68)	$(0.04)	$—	$(0.04)	$8.81	(7.20%)	$7,868	1.16%	0.30%	1.51%	77.71%
Year Ended July 31, 2007	8.40	(0.01)		1.14		1.13	— (f)	—	— (f)	9.53	13.49	7,957	1.34	(0.03)	1.51	192.57
Year Ended July 31, 2006	8.67	(0.02	)(g)	(0.25	)(g)	(0.27)	—	—	—	8.40	(3.11)	7,979	1.39	(0.28)	1.73	191.06
Year Ended July 31, 2005	7.87	—		0.81		0.81	(0.01)	—	(0.01)	8.67	10.29	9,997	1.40	(0.06)	1.91	174.37	(h)
Year Ended July 31, 2004	7.60	(0.05)		0.32		0.27	—	—	—	7.87	3.55	10,875	1.35	(0.56)	1.85	60.70
CLASS B
Year Ended July 31, 2008	$8.81	$(0.07)		$(0.63)		$(0.70)	$(0.01)	$—	$(0.01)	$8.10	(7.94%)	$2,259	1.91%	(0.38)%	2.11%	77.71%
Year Ended July 31, 2007	7.82	(0.09)		1.08		0.99	— (f)	—	— (f)	8.81	12.69	5,956	2.09	(0.78)	2.11	192.57
Year Ended July 31, 2006	8.14	(0.08	)(g)	(0.24	)(g)	(0.32)	—	—	—	7.82	(3.93)	8,898	2.14	(1.03)	2.20	191.06
Year Ended July 31, 2005	7.43	(0.07)		0.78		0.71	—	—	—	8.14	9.56	12,127	2.15	(0.82)	2.16	174.37	(h)
Year Ended July 31, 2004	7.23	(0.11)		0.31		0.20	—	—	—	7.43	2.77	12,804	2.10	(1.31)	2.10	60.70
CLASS C
Year Ended July 31, 2008	$8.80	$(0.05)		$(0.65)		$(0.70)	$(0.01)	$—	$(0.01)	$8.09	(7.95%)	$1,291	1.91%	(0.42)%	2.11%	77.71%
Year Ended July 31, 2007	7.82	(0.08)		1.06		0.98	— (f)	—	— (f)	8.80	12.55	1,851	2.09	(0.78)	2.11	192.57
Year Ended July 31, 2006	8.13	(0.08	)(g)	(0.23	)(g)	(0.31)	—	—	—	7.82	(3.81)	1,926	2.14	(1.03)	2.20	191.06
Year Ended July 31, 2005	7.43	(0.05)		0.76		0.71	(0.01)	—	(0.01)	8.13	9.59	1,987	2.15	(1.15)	2.18	174.37	(h)
Year Ended July 31, 2004*	7.69	(0.02)		(0.24)		(0.26)	—	—	—	7.43	(3.38)	11	2.13	(1.24)	2.13	60.70
CLASS Y
Year Ended July 31, 2008	$9.84	$0.06		$(0.74)		$(0.68)	$(0.06)	$—	$(0.06)	$9.10	(6.98%)	$116,888	0.91%	0.57%	1.11%	77.71%
Year Ended July 31, 2007	8.66	0.02		1.17		1.19	(0.01)	—	(0.01)	9.84	13.78	153,583	1.09	0.22	1.11	192.57
Year Ended July 31, 2006	8.92	—	(g)	(0.26	)(g)	(0.26)	—	—	—	8.66	(2.91)	144,801	1.14	(0.03)	1.20	191.06
Year Ended July 31, 2005	8.09	0.02		0.83		0.85	(0.02)	—	(0.02)	8.92	10.50	218,750	1.15	0.19	1.16	174.37	(h)
Year Ended July 31, 2004	7.79	(0.03)		0.33		0.30	—	—	—	8.09	3.85	237,799	1.10	(0.31)	1.10	60.70

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Less than $0.005 per share.
(g)	Amounts calculated using the daily average shares method.
(h)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$14.58	$0.10	$(1.55)	$(1.45)	$(0.10)	$(0.79)	$(0.89)	$12.24	(10.65%)	$5,401	1.15%	0.77%	1.50%	60.54%
Year Ended July 31, 2007	13.32	0.07	1.27	1.34	(0.08)	—	(0.08)	14.58	10.06	6,022	1.31	0.51	1.48	170.64
Year Ended July 31, 2006	13.32	0.04	—	0.04	(0.04)	—	(0.04)	13.32	0.28	5,519	1.38	0.29	1.71	170.39
Year Ended July 31, 2005	11.65	0.06	1.67	1.73	(0.06)	—	(0.06)	13.32	14.83	5,554	1.42	0.42	1.94	181.04	(f)
Year Ended July 31, 2004	10.69	0.01	0.96	0.97	(0.01)	—	(0.01)	11.65	9.11	5,539	1.38	0.12	1.88	48.46
CLASS B
Year Ended July 31, 2008	$13.66	$0.01	$(1.46)	$(1.45)	$(0.01)	$(0.79)	$(0.80)	$11.41	(11.37%)	$1,114	1.90%	0.08%	2.10%	60.54%
Year Ended July 31, 2007	12.51	(0.04)	1.20	1.16	(0.01)	—	(0.01)	13.66	9.24	3,141	2.06	(0.20)	2.08	170.64
Year Ended July 31, 2006	12.57	(0.07)	0.01	(0.06)	—	—	—	12.51	(0.48)	5,330	2.13	(0.44)	2.19	170.39
Year Ended July 31, 2005	11.06	(0.04)	1.58	1.54	(0.03)	—	(0.03)	12.57	13.93	7,193	2.17	(0.33)	2.19	181.04	(f)
Year Ended July 31, 2004	10.21	(0.07)	0.92	0.85	—	—	—	11.06	8.33	7,509	2.13	(0.63)	2.13	48.46
CLASS C
Year Ended July 31, 2008	$13.65	$— (g)	$(1.45)	$(1.45)	$(0.01)	$(0.79)	$(0.80)	$11.40	(11.38%)	$1,336	1.90%	0.03%	2.10%	60.54%
Year Ended July 31, 2007	12.50	(0.03)	1.19	1.16	(0.01)	—	(0.01)	13.65	9.25	1,774	2.06	(0.23)	2.08	170.64
Year Ended July 31, 2006	12.56	(0.06)	—	(0.06)	—	—	—	12.50	(0.48)	1,913	2.13	(0.45)	2.19	170.39
Year Ended July 31, 2005	11.06	(0.02)	1.57	1.55	(0.05)	—	(0.05)	12.56	14.00	1,911	2.17	(0.74)	2.20	181.04	(f)
Year Ended July 31, 2004*	11.17	(0.02)	(0.09)	(0.11)	—	—	—	11.06	(0.98)	10	2.17	(0.78)	2.17	48.46
CLASS Y
Year Ended July 31, 2008	$14.70	$0.15	$(1.58)	$(1.43)	$(0.14)	$(0.79)	$(0.93)	$12.34	(10.48%)	$108,492	0.90%	1.03%	1.10%	60.54%
Year Ended July 31, 2007	13.42	0.12	1.28	1.40	(0.12)	—	(0.12)	14.70	10.39	144,123	1.06	0.77	1.08	170.64
Year Ended July 31, 2006	13.42	0.07	—	0.07	(0.07)	—	(0.07)	13.42	0.52	152,521	1.13	0.54	1.19	170.39
Year Ended July 31, 2005	11.73	0.09	1.68	1.77	(0.08)	—	(0.08)	13.42	15.12	136,311	1.17	0.67	1.19	181.04	(f)
Year Ended July 31, 2004	10.76	0.05	0.96	1.01	(0.04)	—	(0.04)	11.73	9.39	127,883	1.13	0.38	1.13	48.46

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.
(g)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$10.55	$0.12	$(1.37)	$(1.25)	$(0.12)	$(1.75)	$(1.87)	$7.43	(14.09%)	$2,157	1.13%	1.28%	1.48%	92.94%
Year Ended July 31, 2007	10.69	0.12	1.15	1.27	(0.12)	(1.29)	(1.41)	10.55	12.10	2,962	1.28	1.05	1.45	183.84
Year Ended July 31, 2006	9.87	0.09	0.83	0.92	(0.10)	—	(0.10)	10.69	9.39	2,991	1.34	0.91	1.67	141.07
Year Ended July 31, 2005	8.37	0.08	1.50	1.58	(0.08)	—	(0.08)	9.87	18.75	2,910	1.36	0.78	1.87	129.24	(f)
Year Ended July 31, 2004	7.37	0.06	1.00	1.06	(0.06)	—	(0.06)	8.37	14.52	2,477	1.33	0.63	1.83	73.48
CLASS B
Year Ended July 31, 2008	$10.34	$0.05	$(1.34)	$(1.29)	$(0.05)	$(1.75)	$(1.80)	$7.25	(14.66%)	$528	1.88%	0.57%	2.08%	92.94%
Year Ended July 31, 2007	10.51	0.03	1.13	1.16	(0.04)	(1.29)	(1.33)	10.34	11.24	1,102	2.03	0.33	2.05	183.84
Year Ended July 31, 2006	9.70	0.02	0.81	0.83	(0.02)	—	(0.02)	10.51	8.57	1,433	2.09	0.17	2.15	141.07
Year Ended July 31, 2005	8.25	—	1.48	1.48	(0.03)	—	(0.03)	9.70	18.00	1,460	2.11	0.04	2.12	129.24	(f)
Year Ended July 31, 2004	7.27	—	0.99	0.99	(0.01)	—	(0.01)	8.25	13.55	1,349	2.08	(0.11)	2.08	73.48
CLASS C
Year Ended July 31, 2008	$10.37	$0.05	$(1.34)	$(1.29)	$(0.06)	$(1.75)	$(1.81)	$7.27	(14.69%)	$1,321	1.88%	0.55%	2.08%	92.94%
Year Ended July 31, 2007	10.54	0.03	1.13	1.16	(0.04)	(1.29)	(1.33)	10.37	11.21	1,831	2.03	0.31	2.05	183.84
Year Ended July 31, 2006	9.74	0.02	0.81	0.83	(0.03)	—	(0.03)	10.54	8.57	2,082	2.09	0.16	2.15	141.07
Year Ended July 31, 2005	8.25	—	1.50	1.50	(0.01)	—	(0.01)	9.74	18.00	1,833	2.11	(0.19)	2.14	129.24	(f)
Year Ended July 31, 2004*	8.19	—	0.06	0.06	—	—	—	8.25	0.87	10	2.11	(0.05)	2.11	73.48
CLASS Y
Year Ended July 31, 2008	$10.57	$0.15	$(1.37)	$(1.22)	$(0.15)	$(1.75)	$(1.90)	$7.45	(13.83%)	$104,435	0.88%	1.54%	1.08%	92.94%
Year Ended July 31, 2007	10.71	0.14	1.15	1.29	(0.14)	(1.29)	(1.43)	10.57	12.33	143,807	1.03	1.30	1.05	183.84
Year Ended July 31, 2006	9.89	0.13	0.82	0.95	(0.13)	—	(0.13)	10.71	9.64	145,676	1.09	1.18	1.15	141.07
Year Ended July 31, 2005	8.39	0.10	1.50	1.60	(0.10)	—	(0.10)	9.89	19.12	182,279	1.11	1.05	1.12	129.24	(f)
Year Ended July 31, 2004	7.38	0.08	1.01	1.09	(0.08)	—	(0.08)	8.39	14.76	178,389	1.08	0.89	1.08	73.48

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$10.62	$0.48	$0.07	$0.55	$(0.47)	$—	$(0.47)	$10.70	5.21%	$3,259	0.94%	4.42%	1.24%	65.72%
Year Ended July 31, 2007	10.61	0.50	—	0.50	(0.49)	—	(0.49)	10.62	4.75	3,115	0.93	4.67	1.23	66.38
Year Ended July 31, 2006	11.02	0.44	(0.41)	0.03	(0.44)	— (f)	(0.44)	10.61	0.29	3,689	0.96	4.06	1.45	85.53
Year Ended July 31, 2005	11.05	0.40	—	0.40	(0.40)	(0.03)	(0.43)	11.02	3.67	4,577	1.00	3.58	1.67	27.95
Year Ended July 31, 2004	11.28	0.42	(0.03)	0.39	(0.42)	(0.20)	(0.62)	11.05	3.46	5,222	0.98	3.72	1.63	48.55
CLASS B
Year Ended July 31, 2008	$10.60	$0.40	$0.06	$0.46	$(0.39)	$—	$(0.39)	$10.67	4.34%	$881	1.69%	3.70%	1.84%	65.72%
Year Ended July 31, 2007	10.59	0.42	—	0.42	(0.41)	—	(0.41)	10.60	3.98	1,634	1.68	3.91	1.83	66.38
Year Ended July 31, 2006	11.00	0.36	(0.41)	(0.05)	(0.36)	— (f)	(0.36)	10.59	(0.45)	2,944	1.71	3.32	1.92	85.53
Year Ended July 31, 2005	11.03	0.32	—	0.32	(0.32)	(0.03)	(0.35)	11.00	2.90	4,019	1.75	2.83	1.92	27.95
Year Ended July 31, 2004	11.26	0.33	(0.03)	0.30	(0.33)	(0.20)	(0.53)	11.03	2.70	4,397	1.73	2.97	1.88	48.55
CLASS C
Year Ended July 31, 2008	$10.60	$0.40	$0.06	$0.46	$(0.39)	$—	$(0.39)	$10.67	4.34%	$860	1.69%	3.67%	1.84%	65.72%
Year Ended July 31, 2007	10.59	0.42	—	0.42	(0.41)	—	(0.41)	10.60	3.98	964	1.68	3.90	1.83	66.38
Year Ended July 31, 2006	11.00	0.36	(0.41)	(0.05)	(0.36)	— (f)	(0.36)	10.59	(0.45)	1,322	1.71	3.34	1.92	85.53
Year Ended July 31, 2005	11.02	0.32	0.01	0.33	(0.32)	(0.03)	(0.35)	11.00	3.00	1,188	1.75	2.90	1.93	27.95
Year Ended July 31, 2004*	11.02	0.08	—	0.08	(0.08)	—	(0.08)	11.02	0.76	10	1.75	2.98	1.90	48.55
CLASS Y
Year Ended July 31, 2008	$10.68	$0.51	$0.07	$0.58	$(0.50)	$—	$(0.50)	$10.76	5.44%	$278,815	0.69%	4.64%	0.84%	65.72%
Year Ended July 31, 2007	10.67	0.53	—	0.53	(0.52)	—	(0.52)	10.68	4.98	308,116	0.68	4.88	0.83	66.38
Year Ended July 31, 2006	11.09	0.47	(0.42)	0.05	(0.47)	— (f)	(0.47)	10.67	0.45	287,360	0.71	4.30	0.92	85.53
Year Ended July 31, 2005	11.12	0.43	—	0.43	(0.43)	(0.03)	(0.46)	11.09	3.90	294,240	0.74	3.81	0.91	27.95
Year Ended July 31, 2004	11.35	0.45	(0.03)	0.42	(0.45)	(0.20)	(0.65)	11.12	3.73	268,129	0.73	3.97	0.88	48.55

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$10.05	$0.41	$(0.14)	$0.27	$(0.41)	$(0.01)	$(0.42)	$9.90	2.77%	$5,136	0.95%	4.14%	1.25%	30.61%
Year Ended July 31, 2007	10.11	0.41	(0.05)	0.36	(0.41)	(0.01)	(0.42)	10.05	3.57	5,513	0.93	4.02	1.23	19.29
Year Ended July 31, 2006	10.52	0.40	(0.28)	0.12	(0.40)	(0.13)	(0.53)	10.11	1.19	6,209	0.98	3.87	1.48	59.63	(f)
Year Ended July 31, 2005	10.72	0.41	(0.04)	0.37	(0.41)	(0.16)	(0.57)	10.52	3.49	8,973	1.00	3.83	1.67	8.65
Year Ended July 31, 2004	10.75	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.72	4.32	9,928	0.97	4.03	1.62	8.87
CLASS B
Year Ended July 31, 2008	$10.05	$0.34	$(0.14)	$0.20	$(0.34)	$(0.01)	$(0.35)	$9.90	2.00%	$731	1.70%	3.39%	1.85%	30.61%
Year Ended July 31, 2007	10.11	0.33	(0.05)	0.28	(0.33)	(0.01)	(0.34)	10.05	2.80	1,103	1.68	3.24	1.83	19.29
Year Ended July 31, 2006	10.52	0.32	(0.28)	0.04	(0.32)	(0.13)	(0.45)	10.11	0.44	2,375	1.73	3.11	1.94	59.63	(f)
Year Ended July 31, 2005	10.72	0.33	(0.04)	0.29	(0.33)	(0.16)	(0.49)	10.52	2.71	3,344	1.75	3.08	1.92	8.65
Year Ended July 31, 2004	10.75	0.35	0.02	0.37	(0.35)	(0.05)	(0.40)	10.72	3.55	4,054	1.72	3.28	1.87	8.87
CLASS C
Year Ended July 31, 2008	$10.05	$0.34	$(0.13)	$0.21	$(0.34)	$(0.01)	$(0.35)	$9.91	2.10%	$11	1.70%	3.38%	1.85%	30.61%
Year Ended July 31, 2007	10.11	0.33	(0.05)	0.28	(0.33)	(0.01)	(0.34)	10.05	2.79	11	1.68	3.27	1.83	19.29
Year Ended July 31, 2006	10.53	0.32	(0.29)	0.03	(0.32)	(0.13)	(0.45)	10.11	0.35	10	1.73	3.11	1.94	59.63	(f)
Year Ended July 31, 2005	10.72	0.33	(0.03)	0.30	(0.33)	(0.16)	(0.49)	10.53	2.83	10	1.74	3.09	1.90	8.65
Year Ended July 31, 2004*	10.72	0.09	—	0.09	(0.09)	—	(0.09)	10.72	0.82	10	1.74	3.22	1.89	8.87
CLASS Y
Year Ended July 31, 2008	$10.09	$0.44	$(0.14)	$0.30	$(0.44)	$(0.01)	$(0.45)	$9.94	3.02%	$254,182	0.70%	4.36%	0.85%	30.61%
Year Ended July 31, 2007	10.15	0.43	(0.05)	0.38	(0.43)	(0.01)	(0.44)	10.09	3.81	282,671	0.68	4.25	0.83	19.29
Year Ended July 31, 2006	10.57	0.42	(0.29)	0.13	(0.42)	(0.13)	(0.55)	10.15	1.34	287,126	0.73	4.09	0.94	59.63	(f)
Year Ended July 31, 2005	10.76	0.44	(0.03)	0.41	(0.44)	(0.16)	(0.60)	10.57	3.83	315,854	0.75	4.06	0.92	8.65
Year Ended July 31, 2004	10.79	0.47	0.02	0.49	(0.47)	(0.05)	(0.52)	10.76	4.59	343,890	0.72	4.28	0.87	8.87

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The basic characteristics of the Fund in terms of market capitalization, style and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$9.54	$0.40	$0.15	$0.55	$(0.40)	$—		$(0.40)	$9.69	5.83%	$1,022	0.77%	4.12%	1.23%	143.94%
Year Ended July 31, 2007	9.53	0.42	0.01	0.43	(0.42)	—		(0.42)	9.54	4.61	984	0.77	4.43	1.22	88.15
Year Ended July 31, 2006	9.66	0.34	(0.13)	0.21	(0.34)	—		(0.34)	9.53	2.21	1,261	0.78	3.49	1.43	74.37
Year Ended July 31, 2005	9.80	0.26	(0.14)	0.12	(0.26)	—	(f)	(0.26)	9.66	1.27	1,781	0.80	2.69	1.59	35.32
Year Ended July 31, 2004	9.97	0.25	(0.13)	0.12	(0.25)	(0.04)		(0.29)	9.80	1.11	1,724	0.80	2.48	1.55	49.42
CLASS C
Year Ended July 31, 2008	$9.54	$0.33	$0.14	$0.47	$(0.33)	$—		$(0.33)	$9.68	4.93%	$463	1.52%	3.38%	1.83%	143.94%
Year Ended July 31, 2007	9.52	0.35	0.02	0.37	(0.35)	—		(0.35)	9.54	3.94	511	1.52	3.67	1.82	88.15
Year Ended July 31, 2006	9.65	0.27	(0.13)	0.14	(0.27)	—		(0.27)	9.52	1.45	675	1.53	2.80	1.89	74.37
Year Ended July 31, 2005	9.80	0.19	(0.15)	0.04	(0.19)	—	(f)	(0.19)	9.65	0.40	631	1.55	1.99	1.84	35.32
Year Ended July 31, 2004*	9.84	0.04	(0.04)	—	(0.04)	—		(0.04)	9.80	0.04	10	1.55	1.75	1.82	49.42
CLASS Y
Year Ended July 31, 2008	$9.56	$0.42	$0.15	$0.57	$(0.42)	$—		$(0.42)	$9.71	6.08%	$62,209	0.52%	4.37%	0.83%	143.94%
Year Ended July 31, 2007	9.55	0.45	0.01	0.46	(0.45)	—		(0.45)	9.56	4.86	62,808	0.52	4.68	0.82	88.15
Year Ended July 31, 2006	9.68	0.36	(0.13)	0.23	(0.36)	—		(0.36)	9.55	2.46	60,257	0.53	3.74	0.89	74.37
Year Ended July 31, 2005	9.82	0.29	(0.14)	0.15	(0.29)	—	(f)	(0.29)	9.68	1.52	85,991	0.55	2.93	0.84	35.32
Year Ended July 31, 2004	9.99	0.27	(0.13)	0.14	(0.27)	(0.04)		(0.31)	9.82	1.38	81,346	0.55	2.73	0.81	49.42

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Less than $0.005 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$10.02	$0.31	$0.12	$0.43	$(0.31)	$—	$(0.31)	$10.14	4.31%	$1,956	1.02%	3.04%	1.27%	39.29%
Year Ended July 31, 2007	10.05	0.31	(0.03)	0.28	(0.31)	—	(0.31)	10.02	2.84	2,175	0.99	3.10	1.23	68.09
Year Ended July 31, 2006	10.21	0.28	(0.16)	0.12	(0.28)	—	(0.28)	10.05	1.22	2,792	1.00	2.78	1.44	112.73	(f)
Year Ended July 31, 2005	10.30	0.23	(0.09)	0.14	(0.23)	—	(0.23)	10.21	1.40	3,784	1.00	2.26	1.62	28.31
Year Ended July 31, 2004	10.36	0.22	(0.06)	0.16	(0.22)	—	(0.22)	10.30	1.53	4,781	0.97	2.09	1.58	11.30
CLASS C
Year Ended July 31, 2008	$10.02	$0.23	$0.12	$0.35	$(0.23)	$—	$(0.23)	$10.14	3.55%	$11	1.77%	2.30%	1.87%	39.29%
Year Ended July 31, 2007	10.06	0.24	(0.04)	0.20	(0.24)	—	(0.24)	10.02	1.97	10	1.74	2.35	1.83	68.09
Year Ended July 31, 2006	10.21	0.20	(0.15)	0.05	(0.20)	—	(0.20)	10.06	0.55	10	1.75	2.03	1.91	112.73	(f)
Year Ended July 31, 2005	10.31	0.16	(0.10)	0.06	(0.16)	—	(0.16)	10.21	0.54	10	1.75	1.52	1.87	28.31
Year Ended July 31, 2004*	10.32	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.31	0.26	10	1.72	1.41	1.83	11.30
CLASS Y
Year Ended July 31, 2008	$10.08	$0.33	$0.12	$0.45	$(0.33)	$—	$(0.33)	$10.20	4.55%	$47,552	0.77%	3.27%	0.87%	39.29%
Year Ended July 31, 2007	10.11	0.34	(0.03)	0.31	(0.34)	—	(0.34)	10.08	3.08	50,835	0.74	3.33	0.83	68.09
Year Ended July 31, 2006	10.27	0.31	(0.16)	0.15	(0.31)	—	(0.31)	10.11	1.47	62,816	0.75	3.03	0.91	112.73	(f)
Year Ended July 31, 2005	10.36	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.27	1.65	65,070	0.74	2.51	0.86	28.31
Year Ended July 31, 2004	10.41	0.24	(0.05)	0.19	(0.24)	—	(0.24)	10.36	1.87	67,606	0.72	2.34	0.83	11.30

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The basic characteristics of the Fund in terms of style and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2008	$10.06	$0.39	$0.20	$0.59	$(0.39)	$—	$(0.39)	$10.26	5.89%	$2,773	0.65%	3.75%	1.09%	62.20%
Year Ended July 31, 2007	10.04	0.45	0.02	0.47	(0.45)	—	(0.45)	10.06	4.80	2,265	0.64	4.50	1.07	81.16
Year Ended July 31, 2006	10.04	0.32	—	0.32	(0.32)	—	(0.32)	10.04	3.27	2,355	0.63	3.03	1.36	88.38
Year Ended July 31, 2005	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04	1.19	6,552	0.62	1.76	1.47	64.16
Year Ended July 31, 2004	10.24	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.10	0.36	8,743	0.62	1.74	1.43	111.13
CLASS B
Year Ended July 31, 2008	$10.06	$0.31	$0.20	$0.51	$(0.31)	$—	$(0.31)	$10.26	5.11%	$454	1.40%	3.08%	1.69%	62.20%
Year Ended July 31, 2007	10.04	0.38	0.02	0.40	(0.38)	—	(0.38)	10.06	4.02	825	1.39	3.75	1.67	81.16
Year Ended July 31, 2006	10.04	0.25	—	0.25	(0.25)	—	(0.25)	10.04	2.50	1,238	1.38	2.44	1.77	88.38
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—	(0.10)	10.04	0.43	1,609	1.37	1.01	1.72	64.16
Year Ended July 31, 2004	10.24	0.10	(0.14)	(0.04)	(0.10)	—	(0.10)	10.10	(0.38)	1,965	1.37	0.99	1.68	111.13
CLASS C
Year Ended July 31, 2008	$10.06	$0.31	$0.20	$0.51	$(0.31)	$—	$(0.31)	$10.26	5.11%	$928	1.40%	3.04%	1.69%	62.20%
Year Ended July 31, 2007	10.04	0.38	0.02	0.40	(0.38)	—	(0.38)	10.06	4.02	1,116	1.39	3.75	1.67	81.16
Year Ended July 31, 2006	10.04	0.25	—	0.25	(0.25)	—	(0.25)	10.04	2.50	1,514	1.38	2.45	1.77	88.38
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—	(0.10)	10.04	0.43	1,834	1.37	1.20	1.72	64.16
Year Ended July 31, 2004*	10.15	0.02	(0.05)	(0.03)	(0.02)	—	(0.02)	10.10	(0.26)	10	1.37	0.85	1.58	111.13
CLASS Y
Year Ended July 31, 2008	$10.07	$0.41	$0.20	$0.61	$(0.41)	$—	$(0.41)	$10.27	6.15%	$71,175	0.40%	4.03%	0.69%	62.20%
Year Ended July 31, 2007	10.04	0.48	0.03	0.51	(0.48)	—	(0.48)	10.07	5.17	85,818	0.39	4.74	0.67	81.16
Year Ended July 31, 2006	10.05	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.04	3.42	96,102	0.38	3.43	0.77	88.38
Year Ended July 31, 2005	10.11	0.20	(0.06)	0.14	(0.20)	—	(0.20)	10.05	1.44	125,349	0.37	1.98	0.71	64.16
Year Ended July 31, 2004	10.25	0.20	(0.14)	0.06	(0.20)	—	(0.20)	10.11	0.61	215,124	0.37	1.99	0.68	111.13

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Pacific Capital Funds:

We have audited the accompanying statements of assets and liabilities of Pacific Capital Funds—New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the period ended July 31, 2004 were audited by other auditors whose report thereon dated September 1, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and their financial highlights for each year in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

September 25, 2008

PACIFIC CAPITAL FUNDS

Additional Tax Information

(Unaudited)

For the year ended July 31, 2008, the following percentages of the total ordinary income distributions paid by the Funds during the year represent qualified dividend income:

Qualified Dividend Income (%)
New Asia Growth Fund	12.11
International Stock Fund	100.00
Small Cap Fund	12.58
Mid-Cap Fund	41.00
Growth Stock Fund	100.00
Growth and Income Fund	100.00
Value Fund	27.02

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the Funds during the year ended July 31, 2008 qualify for the corporate dividends received deduction:

Dividend Received Deduction (%)
Small Cap Fund	14.22
Mid-Cap Fund	42.29
Growth Stock Fund	100.00
Growth and Income Fund	100.00
Value Fund	27.63

The Funds may elect to pass through foreign taxes paid by the Funds to their shareholders under Section 853 of the Internal Revenue Code. The following Funds intend to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per share outstanding on July 31, 2008 are as follows:

	Foreign Source Income ($)	Foreign Tax Expense ($)
New Asia Growth Fund	0.39	0.04
International Stock Fund	0.30	0.03

The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund designate 100% of their income dividends as exempt-interest dividends.

The accompanying table below details distributions designated from long-term capital gains for the following Funds for the fiscal year ended July 31, 2008 (amounts in thousands):

Amount ($)
New Asia Growth Fund	14,882
International Stock Fund	15,912
Small Cap Fund	40,794
Mid-Cap Fund	5,803
Growth and Income Fund	7,925
Value Fund	7,044
Tax-Free Securities Fund	189

PACIFIC CAPITAL FUNDS

Trustees and Officers (Unaudited)

July 31, 2008

Interested Trustees.    The table below sets forth certain information about each of the Trustees of the Trust who is an “interested person” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Peter S. Ho* 130 Merchant Street, 22nd Floor Honolulu, Hawaii 96813 Age: 43	Trustee	Indefinite; Since 5/04	President, Bank of Hawaii (04/08-Present), Vice Chairman & Chief Banking Officer—Retail Banking (since 2007), Commercial Banking (Since 2006) and Investment Services Group (since 2004); Executive Vice President, Bank of Hawaii—Commercial Group (2003-2004); Executive Vice President/Senior Vice President/Vice President, Bank of Hawaii—Corporate Banking (1996-2003).	12	Member of the Board of: Rehabilitation Hospital Foundation, Hawaii Chapter of the American Red Cross, Special Olympics of Hawaii, Oceanic Institute, Hawaii Pacific University, Hanahau’oli School, Frederic Duclos Barstow Foundation, Historic Hawaii Foundation, Teach for America—Hawaii, GIFT Foundation, McInerny Foundation, Nature Conservancy of Hawaii, Strong Foundation and University of Hawaii Ahahui Koa Anuenue.

*	Mr. Ho is an “interested person” of the Trust, as identified by the 1940 Act, because of his employment with the Bank of Hawaii.

Independent Trustees.    The table below sets forth certain information about the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Stanley W. Hong 4976 Poola Street Honolulu, Hawaii 96821 Age: 72	Trustee	Indefinite; Since 11/92	Chairman of the Board of Trustees, The King William Charles Lunalilo Trust Estate (since 2001); President of Waste Management of Hawaii, Inc. (2001-2005); Corporate Vice President of Waste Management (Houston) (2001-2006).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1992); Member of the Board of: First Insurance Co. of Hawaii, Ltd., Lanihau Properties, LLC and Heald Education, LLC; Member of the Board of the following non-profit organizations: Chaminade University of Honolulu, Nature Conservancy of Hawaii, St. Louis School, Blue Planet Foundation, Child and Family Service and East West Center Foundation.

Richard L. Humphreys 970 N Kalaheo Avenue, Suite C110 Kailua, Hawaii 96734 Age: 64	Trustee	Indefinite; Since 3/05	President of Hawaii Receivables Management LLC (since 2001); President of Lynk Payment Systems Hawaii LLC (since 2002).	12	Member of the Board of: The Castle Group, Inc. and other charitable and civic organizations.

PACIFIC CAPITAL FUNDS

Trustees and Officers (Unaudited), continued

July 31, 2008

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Russell K. Okata 1015 Wilder Avenue, #203 Honolulu, Hawaii 96822 Age: 64	Trustee and (Since 3/ 05) Chairman	Indefinite; Since 11/92	Retired. Formerly Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO (1981-2007); International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO (1981-2007).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (since 1992) and Aquila Three Peaks High Income Fund (since 2007) (registered investment companies); former Chairman of the Royal State Group (1988-2007); Trustee of: Blood Bank of Hawaii, Bishop Museum, Judicial Council of Hawaii and other community organizations.

Douglas Philpotts 55 Dowsett Avenue Honolulu, Hawaii 96817 Age: 76	Trustee	Indefinite; Since 11/92	Retired. Formerly Director, Chairman of the Board and President of Hawaiian Trust Co., Ltd. (until 1994), a predecessor of the Asset Management Group of Bank of Hawaii.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1992); Trustee of the Strong Foundation (support of programs for Hawaiian youth) (since 1974).

Oswald K. Stender 711 Kapiolani Boulevard, Suite 1250 Honolulu, Hawaii 96813 Age: 77	Trustee	Indefinite; Since 11/92	Trustee, Office of Hawaiian Affairs (since 1999); Director, Hawaiian Electric Industries, Inc. (public utility holding company) (1993-2004).	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1992); Director of Grace Pacific Corp. (since 1995); Member of Advisory Board of Hawaiian Telecom Communications, Inc.; Board member of various housing and real estate associations and community organizations.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Trustees and Officers (Unaudited), continued

July 31, 2008

Officers.    The table below sets forth certain information about each of the Trust’s officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Robert I. Crowell 130 Merchant Street 12th Floor Honolulu, Hawaii 96813 Age: 60	President	Indefinite; Since 7/06	Executive Vice President, Bank of Hawaii (since 2002).

Jennifer Lam 130 Merchant Street 12th Floor Honolulu, Hawaii 96813 Age: 31	Senior Vice President	Indefinite; Since 9/05	Vice President, Bank of Hawaii (since 2005); Investment Analyst, International Finance Corporation, World Bank Group (2002-2005).

Frederick J. Schmidt 1 Rexcorp Plaza Uniondale, NY 11556 Age: 49	Chief Compliance Officer	Term expires 2009; Since 5/08	Senior Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Ohio, Inc. (since 2004).

Christopher E. Sabato 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Treasurer	Indefinite; Since 9/05	Senior Vice President, Fund Administration of Citi Fund Services (since 1993).

Jennifer A. English 100 Summer Street, Suite 1500 Boston, Massachusetts 02110 Age: 35	Secretary	Indefinite; Since 12/07	Vice President, Citi Fund Services, Inc. (since 2005), Assistant Counsel, PFPC, Inc. (2002-2005).

*	Each officer may have served in various other capacities for the same organization during the length of time served.

PACIFIC CAPITAL FUNDS

Board Determinations (Unaudited)

In March 2008, the Board of Trustees approved two amendments of the Trust’s investment sub-advisory arrangements, neither of which required consideration of the substance of those arrangements in the same manner as the Board’s annual review of their renewal. The Board approved an amendment to the Trust’s Sub-Advisory Agreement with Mellon Equity Associates (“MEA”) with respect to the Small Cap Fund, to reflect the merger of MEA into its affiliate Mellon Capital Management Corporation. In addition, the Board approved an amendment to the Trust’s Sub-Advisory Agreement with Chicago Equity Partners, LLC (“CEP”) with respect to the Growth Stock, Growth and Income, and Value Funds, reducing CEP’s annual sub-advisory fees to 0.20% of the combined average daily net assets of all three Funds in excess of $500 million.

PACIFIC CAPITAL FUNDS

Additional Information (Unaudited)

July 31, 2008

Expense Examples

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 through July 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Expense Paid During Period* 2/1/08 - 7/31/08	Expense Ratio During Period** 2/1/08 - 7/31/08
New Asia Growth Fund	Class A	$1,000.00	$893.60	$7.63	1.62%
	Class B	1,000.00	889.70	11.14	2.37
	Class C	1,000.00	890.30	11.14	2.37
	Class Y	1,000.00	895.00	6.45	1.37

International Stock Fund	Class A	1,000.00	948.20	6.64	1.37
	Class B	1,000.00	944.40	10.25	2.12
	Class C	1,000.00	945.50	10.25	2.12
	Class Y	1,000.00	949.60	5.43	1.12

Small Cap Fund	Class A	1,000.00	999.30	8.45	1.70
	Class B	1,000.00	995.90	9.68	1.95
	Class C	1,000.00	995.10	12.15	2.45
	Class Y	1,000.00	1,000.70	7.21	1.45

Mid-Cap Fund	Class A	1,000.00	978.70	5.71	1.16
	Class C	1,000.00	975.40	9.38	1.91
	Class Y	1,000.00	980.00	4.48	0.91

Growth Stock Fund	Class A	1,000.00	973.60	5.79	1.18
	Class B	1,000.00	970.10	9.45	1.93
	Class C	1,000.00	968.90	9.45	1.93
	Class Y	1,000.00	974.50	4.57	0.93

Growth and Income Fund	Class A	1,000.00	941.40	5.65	1.17
	Class B	1,000.00	937.60	9.25	1.92
	Class C	1,000.00	938.30	9.25	1.92
	Class Y	1,000.00	943.00	4.44	0.92

Value Fund	Class A	1,000.00	920.80	5.44	1.14
	Class B	1,000.00	918.70	9.02	1.89
	Class C	1,000.00	917.80	9.01	1.89
	Class Y	1,000.00	922.10	4.25	0.89

PACIFIC CAPITAL FUNDS

Additional Information (Unaudited), continued

July 31, 2008

		Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Expense Paid During Period* 2/1/08 - 7/31/08	Expense Ratio During Period** 2/1/08 - 7/31/08
High Grade Core Fixed Income Fund	Class A	$1,000.00	$988.70	$4.70	0.95%
	Class B	1,000.00	984.10	8.39	1.70
	Class C	1,000.00	984.10	8.39	1.70
	Class Y	1,000.00	989.10	3.46	0.70

Tax-Free Securities Fund	Class A	1,000.00	994.50	4.71	0.95
	Class B	1,000.00	990.80	8.41	1.70
	Class C	1,000.00	990.80	8.41	1.70
	Class Y	1,000.00	995.70	3.47	0.70

High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,001.90	3.83	0.77
	Class C	1,000.00	998.20	7.55	1.52
	Class Y	1,000.00	1,004.10	2.59	0.52

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,004.00	5.13	1.03
	Class C	1,000.00	1,000.30	8.85	1.78
	Class Y	1,000.00	1,005.20	3.89	0.78

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,006.10	3.24	0.65
	Class B	1,000.00	1,002.40	6.97	1.40
	Class C	1,000.00	1,002.40	6.97	1.40
	Class Y	1,000.00	1,007.40	2.00	0.40

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each Pacific Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Expense Paid During Period* 2/1/08 - 7/31/08	Expense Ratio During Period** 2/1/08 - 7/31/08
New Asia Growth Fund	Class A	$1,000.00	$1,016.81	$8.12	1.62%
	Class B	1,000.00	1,013.08	11.86	2.37
	Class C	1,000.00	1,013.08	11.86	2.37
	Class Y	1,000.00	1,018.05	6.87	1.37

International Stock Fund	Class A	1,000.00	1,018.05	6.87	1.37
	Class B	1,000.00	1,014.32	10.62	2.12
	Class C	1,000.00	1,014.32	10.62	2.12
	Class Y	1,000.00	1,019.29	5.62	1.12

PACIFIC CAPITAL FUNDS

Additional Information (Unaudited), continued

July 31, 2008

		Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Expense Paid During Period* 2/1/08 - 7/31/08	Expense Ratio During Period** 2/1/08 - 7/31/08
Small Cap Fund	Class A	$1,000.00	$1,016.41	$8.52	1.70%
	Class B	1,000.00	1,015.17	9.77	1.95
	Class C	1,000.00	1,012.68	12.26	2.45
	Class Y	1,000.00	1,017.65	7.27	1.45

Mid-Cap Fund	Class A	1,000.00	1,019.10	5.82	1.16
	Class C	1,000.00	1,015.37	9.57	1.91
	Class Y	1,000.00	1,020.34	4.57	0.91

Growth Stock Fund	Class A	1,000.00	1,019.00	5.92	1.18
	Class B	1,000.00	1,015.27	9.67	1.93
	Class C	1,000.00	1,015.27	9.67	1.93
	Class Y	1,000.00	1,020.24	4.67	0.93

Growth and Income Fund	Class A	1,000.00	1,019.05	5.87	1.17
	Class B	1,000.00	1,015.32	9.62	1.92
	Class C	1,000.00	1,015.32	9.62	1.92
	Class Y	1,000.00	1,020.29	4.62	0.92

Value Fund	Class A	1,000.00	1,019.19	5.72	1.14
	Class B	1,000.00	1,015.47	9.47	1.89
	Class C	1,000.00	1,015.47	9.47	1.89
	Class Y	1,000.00	1,020.44	4.47	0.89

High Grade Core Fixed Income Fund	Class A	1,000.00	1,020.14	4.77	0.95
	Class B	1,000.00	1,016.41	8.52	1.70
	Class C	1,000.00	1,016.41	8.52	1.70
	Class Y	1,000.00	1,021.38	3.52	0.70

Tax-Free Securities Fund	Class A	1,000.00	1,020.14	4.77	0.95
	Class B	1,000.00	1,016.41	8.52	1.70
	Class C	1,000.00	1,016.41	8.52	1.70
	Class Y	1,000.00	1,021.38	3.52	0.70
High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,021.03	3.87	0.77
	Class C	1,000.00	1,017.30	7.62	1.52
	Class Y	1,000.00	1,022.28	2.61	0.52

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,019.74	5.17	1.03
	Class C	1,000.00	1,016.01	8.92	1.78
	Class Y	1,000.00	1,020.98	3.92	0.78

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,021.63	3.27	0.65
	Class B	1,000.00	1,017.90	7.02	1.40
	Class C	1,000.00	1,017.90	7.02	1.40
	Class Y	1,000.00	1,022.87	2.01	0.40

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

Additional Information (Unaudited), continued

July 31, 2008

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-258-9232. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

INVESTMENT ADVISER
Asset Management Group of Bank of Hawaii
130 Merchant Street, Suite 370
Honolulu, HI 96813

SUB-ADVISERS
First State Investments International Limited
23 St. Andrew Square
Edinburgh
EH2 1BB

Hansberger Global Investors, Inc.
515 East Las Olas Blvd.
Fort Lauderdale, FL 33301

Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

Mellon Capital Management Corporation
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Chicago Equity Partners, LLC
180 North LaSalle Street, Suite 3800
Chicago, IL 60601

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Boulevard, Suite 500
Columbus, OH 43215

ADMINISTRATOR
Bank of Hawaii
130 Merchant Street
Honolulu, HI 96813

SUB-ADMINISTRATOR AND TRANSFER AGENT
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

To view Proxy Voting Records please visit the Pacific Capital Funds web site at www.pacificcapitalfunds.com.

PACIFIC CAPITAL
FUNDS

For more information, call
800.258.9232
or visit our website at:
www.pacificcapitalfunds.com

This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. An investor should consider the funds' investment objectives, risk, and charges and expenses carefully before investing or sending money. This and other important information about an investment company can be found in the fund prospectus. To obtain more information, please call 1-800-258-9232. Please read the prospectus carefully before investing.

Foreside Distribution Services, L.P., Distributor.

Pacific Capital Funds

MUTUAL FUNDS: ARE NOT FDIC INSURED ◆ HAVE NO BANK GUARANTEE ◆ MAY LOSE VALUE

PCR-0008 9/08

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”).

3(a)(2) The audit committee has determined that no member is “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4.	Principal Accountant Fees and Services.

	2008	2007
Audit Fees	$141,000	$133,500
Audit-Related Fees	$14,750	$6,500
Tax Fees	$59,220	$56,400
All Other Fees	$0	$0

Nature of services regarding Audit-Related Fees:

2008:	Consent on N-1A charges: $4,750 plus $10,000 for 17f-2 count

2007:	Consent on N-1A charges: $4,500 plus $2,000 for 17f-2 count

Nature of services regarding Tax Fees:

2008:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.

2007:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.

(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The audit committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the auditor, including the fees therefore and has not adopted pre-approval policies and procedures as described in Rule 2-01 (c)(7)(i)(B) of Reg. S-X.

(e)(2) None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2008 and July 31, 2007, Non-Audit Fees billed to the Funds for services provided to the Funds and any of the Funds’ investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for each of the last two fiscal years of the Funds, totaled approximately $773,970 for 2008 and $62,900 for 2007.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pacific Capital Funds

By (Signature and Title)*	/s/ Robert I. Crowell
Robert I. Crowell, President

Date 10/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert I. Crowell
Robert I. Crowell, President

Date 10/3/08

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date 10/6/08

*	Print the name and title of each signing officer under his or her signature.